UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22906

                                 Virtus Alternative Solutions Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                                       Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                  Hartford, CT  06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800)-243-1574

Date of fiscal year end:  October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Alternative Income Solution Fund

Virtus Alternative Inflation Solution Fund

Virtus Alternative Total Solution Fund

Virtus Strategic Income Fund

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this first annual shareholder report of Virtus Alternative Solutions Trust, which comprises four alternative mutual funds. These are the Virtus Alternative Solutions Funds, introduced in April 2014 and subadvised by Cliffwater Investments LLC, and a new fund, Virtus Strategic Income Fund, introduced in September 2014 and subadvised by Newfleet Asset Management. This report contains portfolio commentary for the three funds that have been in existence for more than six months, as well as a listing of each fund’s investments and audited financial statements for the period ended October 31, 2014.

The current market environment may pose challenges to investors. A traditional core portfolio consisting of equity and fixed income allocations may no longer be sufficient to deliver, on an aggregate basis, inflation-beating returns over time. This far into a bull market, many investors may be reluctant to increase their equity exposure. At the same time, with interest rates at historic lows, traditional fixed income may not offer the return potential many investors need to meet their long-term financial goals.

Alternative investments, which include asset classes such as hedge funds, private equity, and real assets, are attractive to many investors because historically they have not correlated with traditional asset classes. Historically, an allocation to alternative strategies has helped to mitigate volatility and generate more consistent returns in diversified portfolios. Large institutional investors, such as pension funds, have been diversifying with alternative investments for years.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Incorporating alternative investments has been a time-tested approach to reduce portfolio volatility and generate more consistent results through market cycles. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

Thank you for choosing to invest with Virtus. We appreciate the opportunity to serve you and look forward to supporting your investment needs in the year to come. Should you have questions or require assistance, our customer service team is here to help at 1-866-270-7788.

Sincerely,

George R. Aylward
President, Virtus Mutual Funds

December 2014

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

Disclosure of Fund Expenses

For the period ended October 31, 2014

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Alternative Solutions Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class A and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without sales charges. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested from May 1, 2014 through October 31, 2014, and held for the entire period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

        Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio*	Expenses Paid During Period**
Virtus Alternative Income Solution Fund
Actual
Class A	$1,000.00	$1,017.18	2.66%	$13.52
Class C	1,000.00	1,013.80	3.41	17.31
Class I	1,000.00	1,017.96	2.43	12.36
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.63	2.66%	$13.58
Class C	1,000.00	1,007.80	3.41	17.41
Class I	1,000.00	1,012.80	2.43	12.40
Virtus Alternative Inflation Solution Fund
Actual
Class A	$1,000.00	$1,011.00	2.69%	$13.65
Class C	1,000.00	1,007.00	3.46	17.50
Class I	1,000.00	1,012.00	2.47	12.53
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,011.46	2.69%	$13.75
Class C	1,000.00	1,007.55	3.46	17.66
Class I	1,000.00	1,012.60	2.47	12.61
Virtus Alternative Total Solution Fund
Actual
Class A	$1,000.00	$1,014.97	3.02%	$15.33
Class C	1,000.00	1,010.98	3.76	19.06
Class I	1,000.00	1,015.97	2.77	14.08
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,009.80	3.02%	$15.41
Class C	1,000.00	1,006.01	3.76	19.19
Class I	1,000.00	1,011.07	2.77	14.14
Virtus Strategic Income Fund***
Actual
Class A	$1,000.00	$996.74	1.40%	$1.99
Class C	1,000.00	995.71	2.15	3.06
Class I	1,000.00	997.10	1.15	1.64
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.06	1.40%	$7.15
Class C	1,000.00	1,014.23	2.15	10.97
Class I	1,000.00	1,019.34	1.15	5.87

*	Annualized expense ratios include dividends on short sales.

**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period.

***	September 10, 2014 is the date the Fund started accruing expenses. Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (52 for actual and 184 for hypothetical) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

2

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Alerian MLP Index

The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index

The Barclays U.S. TIPS Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. 10 year Breakeven Inflation Index

The Barclays U.S. 10 Year breakeven inflation benchmark index provides exposure to U.S. Breakeven Inflation, which are inflation expectations implied by the difference between nominal treasury securities and Treasury Inflation Protected Securities. The index is unmanaged and it is not available for direct investment.

Bloomberg Commodity Index

The Bloomberg Commodity Index is designed to be a highly liquid and diversified benchmark for commodities investments. It provides broad-based exposure to commodities as an asset class, since no single commodity or commodity sector dominates the Index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison to non-diversified commodity baskets. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index

The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Collateralized Loan Obligation (CLO)

A security backed by a pool of debt, often low-rated corporate loans.

Exchange–Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Exchange–Traded Notes (ETN)

Senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.

KEY INVESTMENT TERMS (Continued)

Federal Farm Credit Bank (FFCB)

Institution backed by the government to manage and merge the financing transactions of the Federal Intermediate Credit Banks and the Federal Land Banks. The institution must abide by rules set forth in the Farm Credit Act, which are enforced by an independent federal regulatory agency.

Federal Home Loan Bank (FHLB)

One of 12 regional banks that comprise the Federal Home Loan Bank System (FHLBank System). The FHLBank System provides stable, on-demand, low-cost funding to American financial institutions (not individuals) for home mortgage loans, small business, rural, agricultural, and economic development lending.

Federal Home Loan Mortgage Company (FHLMC)

A public government-sponsored enterprise which buys mortgages on the secondary market, pools them and sells them as mortgage-backed securities to investors on the open market. Monthly principal and interest payments are guaranteed by FHLMC but not by the U.S. Government. Also called Freddie Mac.

Federal National Mortgage Association (FNMA)

A congressionally chartered corporation which buys mortgages on the secondary market, pools them and sells them as mortgage-backed securities to investors on the open market. Monthly principal and interest payments are guaranteed by FNMA but not by the U.S. Government. Also called Fannie Mae.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE NAREIT All Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index containing all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Global Depositary Receipt (GDR)

A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts make it easier for individuals to invest in foreign companies, due to the widespread availability of price information, lower transaction costs, and timely dividend distributions.

HFRX Fixed Income–Credit Index

The HFRX Fixed Income–Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy, and other relative value and event driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies, or other hybrid securities. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

HFRX Global Hedge Fund Index

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Intercontinental Exchange (ICE)

An American network of exchanges and clearing houses for financial and commodity markets.

KEY INVESTMENT TERMS (Continued)

iShares®

Represents shares of an open-end exchange-traded fund.

London Interbank Offered Rate (LIBOR)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans.

Master Limited Partnership (MLP)

Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.

MSCI EAFE® Index

The MSCI EAFE® Index is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index

The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Over–the–Counter (OTC)

Trading that is done directly between two parties, without any supervision of an exchange.

Payment–in–Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell Universe which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Standard & Poor’s Depositary Receipt (SPDR)

Shares of a security designed to track the value of the S&P 500® Index. SPDRs trade on the American Stock Exchange under the symbol SPY. One SPDR unit is valued at approximately one-tenth of the value of the S&P 500® Index. Dividends are distributed quarterly, and are based on the accumulated stock dividends held in trust, less any expenses of the trust.

UBS Global Infrastructure/Utilities 50/50 Index

The UBS Global Infrastructure/Utilities 50/50 Index is a derivative of the UBS Developed Infrastructure & Utilities Index. The infrastructure sector and the utilities sector each have a 50% weighting in terms of free-float market capitalization, which removes the skew towards utilities found in the UBS Developed Infrastructure & Utilities Index. Constituents of the index are all listed in developed markets. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Alternative Income Solution Fund Fund Summary	Ticker Symbols: Class A: VAIAX Class C: VAICX Class I : VAIIX
¢	The Fund is non-diversified and has an investment objective of maximizing current income while considering capital appreciation.

¢	For the fiscal period April 23, 2014 (inception date) through October 31, 2014, the Fund’s Class A shares at NAV returned 1.82%*, Class C shares returned 1.38%*, and Class I shares returned 1.90%*. For the same period, the HFRX Fixed Income–Credit Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned -1.88%*.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s partial fiscal year?

¢	Most global equity markets saw strong performance during the Fund’s partial fiscal year, from its inception date of April 23, 2014 through October 31, 2014. The S&P 500® Index, which measures the performance of large company stocks, finished the period up 9.02% and saw a number of new closing highs. In contrast, the Russell 2000® Index, a metric of small-cap stock performance, returned 0.77%, showing the dispersion of returns between large- and small-cap stocks. Non-U.S. stocks in developed markets did not perform well, with the MSCI EAFE® Index returning -3.17% for the partial fiscal year due to European stocks being down 6.49%. Emerging market stocks, as measured by the MSCI Emerging Markets Index, ended the period up 4.08%. The partial fiscal year saw a flurry of corporate merger activity, including Twenty-First Century Fox’s $80 billion offer for Time Warner, online real estate company Zillow’s $2.6 billion bid for Trulia, and speculation regarding a number of potential tax inversion deals. A highlight in September was the initial public offering (“IPO”) of Alibaba, the China-based e-commerce giant, whose blockbuster public debut at $21.8 billion was the largest U.S. IPO ever.

¢	The economic divergence among the United States, the United Kingdom, the eurozone, and

Japan has become increasingly stark, and markets were heavily dominated by remarks from their central banks over the partial fiscal year. The timing of any Federal Reserve interest rate increase remains an issue of strong debate. While hawks argue that the interest rate cycle should be normalized before creating another bubble, the doves argue the economy is not yet strong enough to stand on its own. Geopolitical instability in Ukraine, the Middle East, a widening war against ISIS, protests in Hong Kong, the Ebola scare, as well as Argentina’s selective default, dominated headlines. New sanctions imposed by the U.S. and EU on Russia ushered in the winds of a new “Cold War,” which weighed heavily on Russian equity markets. In Europe, all eyes were on Scotland. Its September 18 referendum, in which the citizens chose to remain part of the United Kingdom, created volatility in European equity markets.

¢	Long-dated U.S. bonds have been one of the biggest bull markets this year, against the nearly unanimous consensus at the start of the year that interest rates would rise. U.S. 10-year Treasury yields finished October at 2.34%, down from a yield of 3.03% at year-end 2013. As a result, the Barclays U.S. Aggregate Bond Index finished the partial fiscal year up 3.22%. Credit spreads widened across the board, but particularly for lower quality issues. Selling pressure in the high yield market intensified in September as a confluence of factors such as abundant supply, strapped cash balances, tepid equities, rate concerns, and decreased risk appetite all weighed on demand. The European Central Bank (ECB) surprised the market in September by lowering its interest rates across the board. The ECB also announced it would buy asset-backed securities and bonds issued by eurozone banks. This contributed to the third calendar quarter’s massive euro sell-off of -7.9% versus the U.S. dollar. Additionally, the Bank of Japan’s surprise Halloween announcement regarding a big boost to its quantitative easing stimulus program contributed to the Japanese reflation theme, pushing Japanese equities higher and the yen lower versus the U.S. dollar.

¢	Real assets, with the exception of commodities, delivered the strongest gains for the partial fiscal year with U.S. REITs, as measured by the FTSE NAREIT® All Equity REIT Index, posting a +13.84% return. Earnings reports and company statements showed good cash flow growth across most property sectors, driven by improving demand, limited new supply, and the continued availability of low-cost financing. Master limited partnerships (MLPs) also had a strong partial fiscal year with the Alerian MLP IndexSM delivering a +11.88% return. Falling Treasury yields were particularly beneficial for the more interest rate-sensitive and bond-like MLPs. Increased mergers/consolidation activity, most notably the announcement of the Kinder Morgan restructuring deal, provided additional stock-specific catalysts. Commodities, as measured by the Bloomberg Commodity Index, declined 12.47% in the partial fiscal year with weakness across the board, as inflation concerns waned and there were concerns regarding global growth prospects. Global infrastructure stocks had gains for the partial fiscal year but were negatively affected during the third calendar quarter due to faltering economic growth, especially in Europe and China.

¢	Hedge fund strategies posted modest gains for the partial fiscal year, with losses in event-driven and convertible strategies offset by slight positive gains in equity long/short and credit strategies, as well as large gains in global macro strategies, which benefited from the rising U.S. dollar and fluctuating U.S. interest rates. Credit and convertible strategies were buffeted by spread widening, and event-driven strategies were negatively impacted by a number of merger and acquisition deals (most notably Sprint/T-Mobile, 21st Century Fox/Time Warner, and Shire/AbbVie) breaking down, as well as the cessation of a number of anticipated tax inversion mergers after the U.S. Treasury announced new rules to curtail such deals.

What factors affected the Fund’s performance during its partial fiscal year?

¢	The Fund generated a positive return for its partial fiscal year and outperformed its benchmark, the HFRXSM Fixed Income Credit Index. Each of the Fund’s six underlying strategies were either flat or generated a positive return. The largest contributors to the Fund’s total return were the real asset

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Alternative Income Solution Fund (Continued)

strategies, benefiting from the market dynamics in their respective asset classes. The MLP and REIT strategies performed well due to portfolio positioning, while MLPs also benefited from merger and acquisition activity in the sector. Although global stocks were positive during the period, driven primarily by the performance of the U.S. stock market, the income-oriented equities strategy underperformed due to country market exposures.

¢	With respect to the credit-oriented strategies, two of the three had flat returns for the partial fiscal year, reflecting general credit spread widening. The third strategy, focusing on emerging market debt, had modest positive gains for the period, driven by gains in the second calendar quarter attributable to security selection and the overall strong performance of emerging market debt. Gains were pared back in the third calendar quarter as the strategy was affected by volatility in emerging market debt, which has largely been driven by events in Argentina and Brazil as well as a cooling Chinese economy. Several of the strategies have been layering on interest rate and credit hedges in order to offset future declines, but overall, derivatives had a negligible impact on the total portfolio. These strategies are diversified across both high yield bonds and bank loans emphasizing middle market companies.

¢	No changes were made to the roster of managers subadvising the underlying strategies during the partial fiscal year. The credit (-5%) and MLP (-5%) target allocations were modestly lowered during the fiscal year due to valuation concerns, while there were offsetting modest increases in the allocation targets to emerging market debt (+5%) and income-oriented equities (+5%) due to the more attractive market opportunity set in emerging market debt, as well as the more attractive valuations in developed non-U.S. equities, in particular European and emerging market equities.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Alternative investments are not suitable for all investors.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

There is a greater level of credit risk and price volatility involved with high-yield securities than investment-grade securities.

There may be no ready market for loan participation interests. The Fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower.

Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Investments in Master Limited Partnerships may be impacted by tax law changes, regulation, or factors affecting underlying assets.

The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

The Fund’s principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2014.

Corporate Bonds	36%
Loan Agreement	18%
Master Limited Partnerships	13%
Common Stocks	12%
Real Estate Investment Trusts	12%
Foreign Government Securities	3%
Municipal Bonds	1%
Preferred Stock	1%
Asset-Backed Securities	1%
Other (includes short-term investments)	3%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Alternative Income Solution Fund (Continued)

Total Returns[1] for periods ended October 31, 2014

	Since Inception	Inception Date
Class A Shares at NAV[2]	1.82%	4/23/14
Class A Shares at POP[3,4]	-4.04	4/23/14
Class C Shares at NAV[2]	1.38	4/23/14
Class C Shares with CDSC[4]	0.38	4/23/14
Class I Shares at NAV	1.90	4/23/14
HFRX Fixed Income–Credit Index	-1.88[5]	—
Fund Expense Ratios[6]: A Shares: Gross 3.50%, Net 2.60%; C Shares: Gross 4.25%, Net 3.35%; I Shares: Gross 3.25%, Net 2.35%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5 The since inception index returns are from the Fund’s inception date.

6 The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 22, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through April 30, 2015. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on April 23, 2014 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Alternative Inflation Solution Fund Fund Summary	Ticker Symbols: Class A: VSAIX Class C: VSICX Class I : VIASX

¢	The Fund is non-diversified and has an investment objective of total return that exceeds the rate of inflation.

¢	For the fiscal period April 23, 2014 (inception date) through October 31, 2014, the Fund’s Class A shares at NAV returned 1.10%*, Class C shares at NAV returned 0.70%*~ and Class I shares returned 1.20%*. For the same period, the Barclays U.S. TIPS Index, a broad-based fixed income index, returned 1.30%* and the Barclays U.S. 10 Year Breakeven Inflation Benchmark Index, which is the Fund’s style-specific benchmark appropriate for comparison, returned -2.97%*.

*	Returns less than 1 year are not annualized.
~	See Footnote 7 on page 11.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s partial fiscal year?

¢	Most global equity markets saw strong performance during the Fund’s partial fiscal year, from its inception date of April 23, 2014 through October 31, 2014. The S&P 500® Index, which measures the performance of large company stocks, finished the period up 9.02% and saw a number of new closing highs. In contrast, the Russell 2000® Index, a metric of small-cap stock performance, returned 0.77%, showing the dispersion of returns between large- and small-cap stocks. Non-U.S. stocks in developed markets did not perform well, with the MSCI EAFE® Index returning -3.17% for the partial fiscal year due to European stocks being down 6.49%. Emerging market stocks, as measured by the MSCI Emerging Markets Index, ended the period up 4.08%. The partial fiscal year saw a flurry of corporate merger activity, including Twenty-First Century Fox’s $80 billion offer for Time Warner, online real estate company Zillow’s $2.6 billion bid for Trulia, and speculation regarding a number of potential tax inversion deals. A highlight in September was the IPO of Alibaba, the China-based e-commerce giant, whose blockbuster public debut at $21.8 billion was the largest U.S. IPO ever.

¢	The economic divergence among the United States, the United Kingdom, the eurozone, and Japan has become increasingly stark, and markets were heavily dominated by remarks from their central banks over the partial fiscal year. The timing of any Federal Reserve interest rate increase remains an issue of strong debate. While hawks argue that the interest rate cycle should be normalized before creating another bubble, the doves argue the economy is not yet strong enough to stand on its own. Geopolitical instability in Ukraine, the Middle East, a widening war against ISIS, protests in Hong Kong, the Ebola scare, as well as Argentina’s selective default, dominated headlines. New sanctions imposed by the U.S. and EU on Russia ushered in the winds of a new “Cold War,” which weighed heavily on Russian equity markets. In Europe, all eyes were on Scotland. Its September 18 referendum, in which the citizens chose to remain part of the United Kingdom, created volatility in European equity markets.

¢	Long-dated U.S. bonds have been one of the biggest bull markets this year, against the nearly unanimous consensus at the start of the year that interest rates would rise. U.S. 10-year Treasury yields finished October at 2.34%, down from a yield of 3.03% at year-end 2013. As a result, the Barclays U.S. Aggregate Bond Index finished the partial fiscal year up 3.22%. Credit spreads widened across the board, but particularly for lower quality issues. Selling pressure in the high yield market intensified in September as a confluence of factors such as abundant supply, strapped cash balances, tepid equities, rate concerns, and decreased risk appetite all weighed on demand. The European Central Bank (ECB) surprised the market in September by lowering its interest rates across the board. The ECB also announced it would buy asset-backed securities and bonds issued by eurozone banks. This contributed to the third calendar quarter’s massive euro sell-off of -7.9% versus the U.S. dollar. Additionally, the Bank of Japan’s surprise Halloween announcement regarding a big boost to its quantitative easing stimulus program contributed to the Japanese reflation theme, pushing Japanese equities higher and the yen lower versus the U.S. dollar.

¢	Real assets, with the exception of commodities, delivered the strongest gains for the partial fiscal year with U.S. REITs, as measured by the FTSE NAREIT® All Equity REIT Index, posting a +13.84% return. Earnings reports and company statements showed good cash flow growth across most property sectors, driven by improving demand, limited new supply, and the continued availability of low-cost financing. Master limited partnerships (MLPs) also had a strong partial fiscal year with the Alerian MLP IndexSM delivering a +11.88% return. Falling Treasury yields were particularly beneficial for the more interest rate-sensitive and bond-like MLPs. Increased mergers/consolidation activity, most notably the announcement of the Kinder Morgan restructuring deal, provided additional stock-specific catalysts. Commodities, as measured by the Bloomberg

Commodity Index, declined 12.47% in the partial fiscal year with weakness across the board, as inflation concerns waned and there were concerns regarding global growth prospects. Global infrastructure stocks had gains for the partial fiscal year but were negatively affected during the third calendar quarter due to faltering economic growth, especially in Europe and China.

¢	Hedge fund strategies posted modest gains for the partial fiscal year, with losses in event-driven and convertible strategies offset by slight positive gains in equity long/short and credit strategies, as well as large gains in global macro strategies, which benefited from the rising U.S. dollar and fluctuating U.S. interest rates. Credit and convertible strategies were buffeted by spread widening, and event-driven strategies were negatively impacted by a number of merger and acquisition deals (most notably Sprint/T-Mobile, 21st Century Fox/Time Warner, and Shire/AbbVie) breaking down, as well as the cessation of a number of anticipated tax inversion mergers after the U.S. Treasury announced new rules to curtail such deals.

What factors affected the Fund’s performance during its partial fiscal year?

¢	The Fund generated a positive return for its partial fiscal year and outperformed its benchmark, the Barclays U.S. 10 Year Breakeven Inflation Index. Four of the Fund’s six underlying strategies generated a flat or positive return for the partial fiscal year. The largest contributors to the Fund’s total return were the MLP and REIT strategies, benefiting from the market dynamics in their respective asset classes. The MLP and REIT strategies performed well due to portfolio positioning, while MLPs also benefited from merger and acquisition activity in the sector.

¢	The largest negative return for the partial fiscal year was the commodity portion of the portfolio – which consists of exposure to the Bloomberg Commodity Index, implemented via derivatives – as commodities across the board had declines in the wake of lowered global growth projections. While global infrastructure stocks in general had modest gains for the partial fiscal year, they also were negatively affected during the third calendar quarter due to slowing global economic growth prospects. Additionally, the infrastructure strategy performed below its benchmark, the UBS Global Infrastructure/ Utilities 50/50 Index, due to country market exposures.

¢	The strategy that focuses on U.S. credit had flat returns for the partial fiscal year, reflecting general credit spread widening. The strategy is diversified across both high-yield bonds and

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Alternative Inflation Solution Fund (Continued)

bank loans, and the manager of the strategy has been layering on interest rate and credit hedges in order to offset future declines. The global inflation-linked strategy replicates the Barclays U.S. 10 Year Breakeven Index using a combination of inflation-linked bonds and Treasury futures, and as expected, had losses in Treasury futures in doing so. However, although this strategy had negative absolute returns due to lowered U.S. inflation expectations, it outperformed the Barclays U.S. 10 Year Breakeven Index return due to currency positioning and security selection.

¢	No changes were made to the roster of managers subadvising the Fund’s underlying strategies during the partial fiscal year. The MLP (-5%) target allocation was modestly lowered during the fiscal year due to valuation concerns, while there was an offsetting modest increase in the target allocation to infrastructure equities (+5%) due to the more attractive valuations in developed market non-U.S. equities, in particular European equities.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Alternative investments are not suitable for all investors.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

Inflation-linked securities will react differently from other fixed income securities to changes in interest rates. Generally, the value of an inflation-linked security will fall when real interest rates rise and will rise when real interest rates fall.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Investments in Master Limited Partnerships may be impacted by tax law changes, regulation, or factors affecting underlying assets.

The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

There is a greater level of credit risk and price volatility involved with high-yield securities than investment-grade securities.

There may be no ready market for loan participation interests. The Fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower.

Events negatively affecting a particular commodity in which the Fund focuses its investments may cause the value of the Fund’s shares to decrease, perhaps significantly.

The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

The Fund’s principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

Alternative Inflation Solution Fund
The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2014.

U.S. Government Securities	21%
Common Stocks	19%
Master Limited Partnerships	18%
Real Estate Investment Trusts	18%
Corporate Bonds	13%
Loan Agreements	7%
Municipal Bonds	1%
Asset-Backed Securities	1%
Preferred Stock	1%
Other (includes short-term investments)	1%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Alternative Inflation Solution Fund (Continued)

Total Returns[1] for period ended 10/31/14

	Since Inception	Inception Date
Class A Shares at NAV[2]	1.10%	4/23/14
Class A Shares at POP[3,4]	-4.71	4/23/14
Class C Shares at NAV[2,7]	0.70	4/23/14
Class C Shares with CDSC[4]	-0.30	4/23/14
Class I Shares at NAV	1.20	4/23/14
Barclays U.S. TIPS Index	1.30[5]	—
Barclays U.S. 10 Year Breakeven Inflation Benchmark Index	-2.97[5]	—
Fund Expense Ratios[6]: A Shares: Gross 3.76%, Net 2.64%; C Shares: Gross 4.51%, Net 3.39%, I Shares: Gross 3.51%, Net 2.39%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid are 1% and 0% thereafter.

5 The since inception index returns are from the Fund’s inception date.

6 The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 22, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through April 30, 2015. Gross Expense: Does not reflect the effect of the fee waiver.

7 Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semi-annual report.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on April 23, 2014 (inception date of the Fund), for Class A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Alternative Total Solution Fund Fund Summary	Ticker Symbols: Class A: VATAX Class C: VATCX Class I : VATIX

¢	The Fund is non-diversified and has an investment objective of long-term capital appreciation through investments that have a low correlation to traditional asset classes.

¢	For the fiscal period April 23, 2014 (inception date) through October 31, 2014, the Fund’s Class A shares at NAV returned 1.70%*, Class C shares returned 1.30%*, and Class I shares returned 1.80%.* For the same period, the HFRX Global Hedge Fund Index, which serves as the broad-based index and style-specific benchmark appropriate for comparison, returned -0.77%*.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s partial fiscal year?

¢	Most global equity markets saw strong performance during the Fund’s partial fiscal year, from its inception date of April 23, 2014 through October 31, 2014. The S&P 500® Index, which measures the performance of large company stocks, finished the period up 9.02% and saw a number of new closing highs. In contrast, the Russell 2000® Index, a metric of small-cap stock performance, returned 0.77%, showing the dispersion of returns between large- and small-cap stocks. Non-U.S. stocks in developed markets did not perform well, with the MSCI EAFE® Index returning -3.17% for the partial fiscal year due to European stocks being down 6.49%. Emerging market stocks, as measured by the MSCI Emerging Markets Index, ended the period up 4.08%. The partial fiscal year saw a flurry of corporate merger activity, including Twenty-First Century Fox’s $80 billion offer for Time Warner, online real estate company Zillow’s $2.6 billion bid for Trulia, and speculation regarding a number of potential tax inversion deals. A highlight in September was the IPO of Alibaba, the China-based e-commerce giant, whose blockbuster public debut at $21.8 billion was the largest U.S. IPO ever.

¢	The economic divergence among the United States, the United Kingdom, the eurozone, and Japan has become increasingly stark, and markets were heavily dominated by remarks from their central banks over the partial fiscal year. The timing of any Federal Reserve interest rate increase remains an issue of strong debate. While hawks argue that the interest rate cycle should be normalized before creating another bubble, the doves argue the economy is not yet strong enough to stand on its own. Geopolitical instability in Ukraine, the Middle East, a widening war against ISIS, protests in Hong Kong, the Ebola scare, as well as Argentina’s selective default, dominated headlines. New sanctions imposed by the U.S. and EU on Russia ushered in the winds of a new “Cold War,” which weighed heavily on Russian equity markets. In Europe, all eyes were on Scotland. Its September 18 referendum, in which the citizens chose to remain part of the United Kingdom, created volatility in European equity markets.

¢	Long-dated U.S. bonds have been one of the biggest bull markets this year, against the nearly unanimous consensus at the start of the year that interest rates would rise. U.S. 10-year Treasury yields finished October at 2.34%, down from a yield of 3.03% at year-end 2013. As a result, the Barclays U.S. Aggregate Bond Index finished the partial fiscal year up 3.22%. Credit spreads widened across the board, but particularly for lower quality issues. Selling pressure in the high yield market intensified in September as a confluence of factors such as abundant supply, strapped cash balances, tepid equities, rate concerns, and decreased risk appetite all weighed on demand. The European Central Bank (ECB) surprised the market in September by lowering its interest rates across the board. The ECB also announced it would buy asset-backed securities and bonds issued by eurozone banks. This contributed to the third calendar quarter’s massive euro sell-off of -7.9% versus the U.S. dollar. Additionally, the Bank of Japan’s surprise Halloween announcement regarding a big boost to its quantitative easing stimulus program contributed to the Japanese reflation theme, pushing Japanese equities higher and the yen lower versus the U.S. dollar.

¢	Real assets, with the exception of commodities, delivered the strongest gains for the partial fiscal year with U.S. REITs, as measured by the FTSE NAREIT ® All Equity REIT Index, posting a +13.84% return. Earnings reports and company statements showed good cash flow growth across most property sectors, driven by improving demand, limited new supply, and the continued availability of low-cost financing. Master limited partnerships (MLPs) also had a strong partial fiscal year with the Alerian MLP IndexSM delivering a +11.88% return. Falling Treasury yields were particularly beneficial for the more interest rate-sensitive and bond-like MLPs. Increased mergers/consolidation activity, most notably the announcement of the Kinder Morgan restructuring deal, provided additional stock-specific catalysts. Commodities, as measured by the Bloomberg Commodity Index, declined 12.47% in the partial fiscal year with weakness across the board, as inflation concerns waned and there were concerns regarding global growth prospects. Global infrastructure stocks had gains for the partial fiscal year but were negatively affected during the third calendar quarter due to faltering economic growth, especially in Europe and China.

¢	Hedge fund strategies posted modest gains for the partial fiscal year, with losses in event-driven and convertible strategies offset by slight positive gains in equity long/short and credit strategies, as well as large gains in global macro strategies, which benefited from the rising U.S. dollar and fluctuating U.S. interest rates. Credit and convertible strategies were buffeted by spread widening, and event-driven strategies were negatively impacted by a number of merger and acquisition deals (most notably Sprint/T-Mobile, 21st Century Fox/Time Warner, and Shire/AbbVie) breaking down, as well as the cessation of a number of anticipated tax inversion mergers after the U.S. Treasury announced new rules to curtail such deals.

What factors affected the Fund’s performance during its partial fiscal year?

¢	The Fund generated a positive return for its partial fiscal year and outperformed its benchmark, the HFRXSM Global Hedge Fund Index. Although performance of the Fund’s

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Alternative Total Solution Fund (Continued)

underlying strategies was mixed, a number generated positive results. Overall, the Fund’s diversified exposure to a broad range of alternative strategies allowed it to capture returns from strategies that were performing well, such as global macro, equity long/short, MLPs, and REITs, while mitigating losses when there was a pullback in the U.S. stock market, such as there was in September when the Fund outperformed the S&P 500® Index. The overall impact of derivatives on the portfolio was minimal for the partial fiscal year.

¢	The largest contributors to the Fund’s total return were the real asset strategies, which benefited from the market dynamics in their respective asset classes. The MLP and REIT strategies performed well due to portfolio positioning, while MLPs also benefited from merger and acquisition activity in the sector. In contrast, global infrastructure stocks in general had modest gains for the partial fiscal year but were negatively affected during the third calendar quarter due to slowing global economic growth prospects. The infrastructure strategy performed below its benchmark, the UBS Global Infrastructure/ Utilities 50/50 Index, due to country market exposures.

¢	With respect to the credit-oriented strategies, two of the three had flat returns for the partial fiscal year, reflecting general credit spread widening. The third strategy, focusing on emerging market debt, had modest positive gains for the period, driven by gains in the second calendar quarter, attributable to security selection and the overall strong performance of emerging market debt. Gains were pared back in the third calendar quarter as the strategy was affected by volatility in emerging market debt, which has largely been driven by events in Argentina and Brazil, as well as a cooling Chinese economy. Several of the strategies have been layering on interest rate and credit hedges in order to offset future declines. The portfolios are diversified across both high-yield bonds and bank loans emphasizing middle market companies.

¢	The hedge fund strategies had mixed returns during the partial fiscal year with positive gains from the manager of the equity long/ short strategy, who added value via stock selection, although their hedges, via derivatives, detracted value for the fiscal year in an overall rising U.S. stock market. The global macro exposure, implemented via derivatives, also benefited the Fund, especially during a period of U.S. stock market losses in September, as the strategy had gains in currency and rate trading. The convertible bond market was negatively affected by volatile equity markets, spread widening, and heavy new issuance during the third calendar quarter, resulting in modest losses, while the strategy was also negatively affected by security selection. The event-driven strategy posted a negative return for the partial fiscal year due to several telecom merger and acquisition deal-breaks in the third calendar quarter.

¢	No changes were made to the roster of managers subadvising the underlying strategies during the partial fiscal year. The credit (-4%) and MLP (-2%) target allocations were modestly lowered during the period due to valuation concerns, while there were offsetting modest increases in the target allocations to emerging market debt (+4%) and equity long/short (+2%) due to the more attractive market opportunity set and to increase the hedged exposure in the portfolio.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Alternative investments are not suitable for all investors.

The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

There is a greater level of credit risk and price volatility involved with high-yield securities than investment-grade securities.

There may be no ready market for loan participation interests. The Fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower.

A convertible security may be called for redemption at a time and price unfavorable to the fund.

Investments in Master Limited Partnerships may be impacted by tax law changes, regulation, or factors affecting underlying assets.

The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

Commodity-linked instruments may experience a return different than the commodity they attempt to track and may also be exposed to counterparty risk.

The Fund’s principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Alternative Total Solution Fund (Continued)

Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2014.

Common Stocks	34%
Corporate Bonds	18%
Convertible Bonds	11%
Master Limited Partnerships	8%
Loan Agreements	8%
Real Estate Investment Trusts	6%
Foreign Government Securities	2%
Preferred Stock	1%
Municipal Bonds	1%
Asset-Backed Securities	1%
Other (includes short-term investments)	10%

Total	100%

Total Returns[1] for period ended 10/31/14

	Since Inception	Inception Date
Class A Shares at NAV[2]	1.70%	4/23/14
Class A Shares at POP[3,4]	-4.15	4/23/14
Class C Shares at NAV[2]	1.30	4/23/14
Class C Shares with CDSC[4]	0.30	4/23/14
Class I Shares at NAV	1.80	4/23/14
HFRX Global Hedge Fund Index	-0.77[5]	—
Fund Expense Ratios[6]: A Shares: Gross 3.98%, Net 3.18%; C Shares: Gross 4.73%, Net 3.93%; I Shares: Gross 3.73%, Net 2.93%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5 The since inception index return is from the Fund’s inception date.

6 The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 22, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through April 30, 2015. Gross Expense: Does not reflect the effect of the fee waiver.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Alternative Total Solution Fund (Continued)

Growth of $10,000 For periods ended 10/31

This chart assumes an initial investment of $10,000 made on April 23, 2014 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Strategic Income Fund Fund Summary	Ticker Symbols: Class A: VASBX Class C: VSBCX Class I : VISBX

¢	The Fund is diversified and has an investment objective of seeking total return comprised of income and capital appreciation.

¢	For the fiscal period from September 8, 2014 (inception date) through October 31, 2014, the Fund’s Class A shares at NAV returned -0.33%*, Class C shares returned -0.43%*, and Class I shares returned -0.29%*. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 0.77%* and the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index, which is the Fund’s style-specific benchmark index appropriate for comparison, returned 0.03%*.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

There is no guarantee that the Fund will meet its objective.

† The Fund is less than six months old - No commentary required.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

There is a greater level of credit risk and price volatility involved with high-yield securities than investment-grade securities.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

There may be no ready market for loan participation interests. The Fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower.

Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2014.

Corporate Bonds	45%
U.S. Government Securities	18%
Loan Agreements	13%
Mortgaged-Backed Securities	8%
Asset-Backed Securities	7%
Foreign Government Securities	3%
Preferred Stock	1%
Other (includes short-term investments)	5%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Strategic Income Fund (Continued)

Total Returns[1] for periods ended 10/31/14
	Since Inception	Inception Date
Class A Shares at NAV[2]	-0.33%	9/08/14
Class A Shares at POP[3,4]	-4.06	9/08/14
Class C Shares at NAV[2]	-0.43	9/08/14
Class C Shares with CDSC[4]	-1.42	9/08/14
Class I Shares at NAV	-0.29	9/08/14
Barclays U.S. Aggregate Bond Index	0.77[5]	—
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index	0.03[5]	—

      Fund Expense Ratios6: A Shares: Gross 2.12%, Net 1.41%; C Shares: Gross 2.87%, Net 2.16%; I Shares: Gross 1.87%, Net 1.16%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year. Class A shares charge is 0.50% and Class C shares within the first year are 1% and 0% thereafter.

5 The since inception index return is from the Fund’s inception date.

6 The expense ratios of the Fund are set forth according to the prospectus for the Fund effective September 8, 2014, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through February 29, 2016. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on September 8, 2014 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

OCTOBER 31, 2014

($ are reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—2.8%
Argentine Republic Government International Bond 0.000%, 12/15/35	2,580	EUR	$239
Brazil Notas do Tesouro Nacional Serie F 10.000%, 1/1/17	320	BRL	128
Hellenic Republic Government Bond 2.000%, 2/24/23(2)	21	EUR	19
2.000%, 2/24/24(2)	21	EUR	19
2.000%, 2/24/25(2)	21	EUR	18
2.000%, 2/24/26(2)	21	EUR	17
2.000%, 2/24/27(2)	21	EUR	17
2.000%, 2/24/28(2)	21	EUR	16
2.000%, 2/24/29(2)	21	EUR	16
2.000%, 2/24/30(2)	21	EUR	16
2.000%, 2/24/31(2)	21	EUR	15
2.000%, 2/24/32(2)	21	EUR	15
2.000%, 2/24/33(2)	21	EUR	15
2.000%, 2/24/34(2)	21	EUR	15
2.000%, 2/24/35(2)	21	EUR	15
2.000%, 2/24/36(2)	21	EUR	15
2.000%, 2/24/37(2)	21	EUR	14
2.000%, 2/24/38(2)	21	EUR	14
2.000%, 2/24/39(2)	21	EUR	14
2.000%, 2/24/40(2)	21	EUR	14
2.000%, 2/24/41(2)	21	EUR	14
2.000%, 2/24/42(2)	21	EUR	14
Indonesia Treasury Bond 7.875%, 4/15/19	1,400,000	IDR	116
Instituto Costarricense de Electricidad RegS 6.375%, 5/15/43(3)	$200		173
Kenya Treasury Bonds 144A 12.892%, 4/28/18(2)(4)	250		237

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $1,242)			1,205

MUNICIPAL BONDS—1.2%

New Jersey—0.3%
Tobacco Settlement Financing Corp. Series 1-A
4.750%, 6/1/34	110		82
5.000%, 6/1/41	55		41

			123

	PAR VALUE	VALUE
Puerto Rico—0.7%
Commonwealth of Puerto Rico, Series A 8.000%, 7/1/35	$320	$279
5.000%, 7/1/41	5	4
Puerto Rico Sales Tax Financing Corp. Series A 0.000%, 8/1/54	330	24

		307
Texas—0.2%
Texas Public Finance Authority 8.250%, 7/1/24	100	100

TOTAL MUNICIPAL BONDS
(Identified Cost $542)		530

ASSET-BACKED SECURITIES—0.8%
Cutwater Ltd. CLO 14-1A, C 144A 3.931%, 7/15/26(2)(4)	100	91
Gallatin CLO VII Ltd. 14-1A, D 144A 3.991%, 7/15/23(2)(4)	40	38
Gallatin CLO VII Ltd. 14-1A, E 144A 5.901%, 7/15/23(2)(4)	35	33
Madison Park Funding XIV Ltd. CLO 14-14A, D, 144A 3.831%, 7/20/26(2)(4)	200	182

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $359)		344

CORPORATE BONDS—34.4%

Consumer Discretionary—3.3%
American Achievement Corp. 144A 10.875%, 4/15/16(4)	60	59
APX Group, Inc. 6.375%, 12/1/19	10	10
8.750%, 12/1/20	145	127
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	55	48
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	180	137
9.000%, 2/15/20	70	53

	PAR VALUE	VALUE
Consumer Discretionary—continued
Clear Channel Communications, Inc. PIK Interest Capitalization 14.000%, 2/1/21(5)	$30	$ 26
Edcon Pty Ltd. RegS 9.500%, 3/1/18(3)	180	148
Guitar Center, Inc. 144A 9.625%, 4/15/20(4)	85	63
JC Penney Corp., Inc. 5.650%, 6/1/20	180	149
Liberty Interactive LLC 8.250%, 2/1/30	90	98
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	90	94
PF Chang’s China Bistro, Inc. 144A 10.250%, 6/30/20(4)	20	20
Shingle Springs Tribal Gaming Authority 144A 9.750%, 9/1/21(4)	85	95
Toys R Us, Inc. 10.375%, 8/15/17	155	122
7.375%, 10/15/18	90	55
William Lyon Homes, Inc. 144A 7.000%, 8/15/22(4)	30	31
WMG Acquisition Corp. 144A 6.750%, 4/15/22(4)	60	59

		1,394

Consumer Staples—1.1%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc. 144A 7.750%, 10/15/22(4)	70	70
Kissner Milling Co., Ltd. 144A 7.250%, 6/1/19(4)	175	179
New Albertson’s, Inc. 7.750%, 6/15/26	155	147
7.450%, 8/1/29	15	14
8.700%, 5/1/30	5	5
SUPERVALU, Inc. 6.750%, 6/1/21	50	49

		464

Energy—9.3%
Alpha Natural Resources, Inc. 6.000%, 6/1/19	25	13

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ are reported in thousands)

	PAR
	VALUE	VALUE

Energy—continued
American Energy - Woodford LLC/AEW Finance Corp. 144A
9.000%, 9/15/22(4)	$35	$31
American Energy-Permian Basin LLC / AEPB Finance Corp. 144A
7.125%, 11/1/20(4)	65	57
7.375%, 11/1/21(4)	44	39
Berau Coal Energy Tbk PT RegS
7.250%, 3/13/17(3)	200	138
Bumi Investment Pte, Ltd. RegS 10.750%, 10/6/17(3)	250	97
Energy Transfer Equity LP 5.875%, 1/15/24	100	106
EXCO Resources, Inc. 8.500%, 4/15/22	50	44
Forbes Energy Services Ltd. 9.000%, 6/15/19	243	236
Linn Energy LLC / Linn Energy Finance Corp. 6.500%, 5/15/19	15	14
6.500%, 9/15/21	20	18
MIE Holdings Corp. 144A 7.500%, 4/25/19(4)	200	196
Odebrecht Offshore Drilling Finance Ltd. RegS 6.750%, 10/1/22(3)	191	200
Offshore Drilling Holding SA RegS 8.625%, 9/20/20(3)	200	211
ONGC Videsh, Ltd. RegS 3.250%, 7/15/19(3)	200	200
Pacific Rubiales Energy Corp. 144A 5.625%, 1/19/25(4)	100	95
Pan American Energy LLC/Argentine Branch RegS 7.875%, 5/7/21(3)	60	64
Petroleos de Venezuela SA RegS 8.500%, 11/2/17(3)	73	55
6.000%, 11/15/26(3)	253	125
QGOG Constellation SA RegS 6.250%, 11/9/19(3)	200	197

	PAR
	VALUE		VALUE

Energy—continued
Rockies Express Pipeline LLC 144A 6.000%, 1/15/19(4)	$145		$154
Sabine Pass Liquefaction LLC 5.625%, 4/15/23	300		312
SandRidge Energy, Inc. 7.500%, 2/15/23	190		171
Sanjel Corp. 144A 7.500%, 6/19/19(4)	450		410
Seitel, Inc. 9.500%, 4/15/19	295		288
Teine Energy, Ltd. 144A 6.875%, 9/30/22(4)	65		62
Venoco, Inc. 8.875%, 2/15/19	411		343
Walter Energy, Inc. 144A 9.500%, 10/15/19(4)	50		44
YPF SA RegS 8.750%, 4/4/24(3)	45		47

			3,967

Financials—3.4%
Banco Btg Pactual SA/Luxembourg 144A 8.750%, 12/31/49(2)(4)	200		208
Banco do Brasil SA RegS 6.250%, 10/29/49(2)(3)	200		157
Earls Thirteen Ltd. 144A 0.000%, 4/28/18(4)(6)	149		148
Financiera de Desarrollo Territorial SA Findeter 144A 7.875%, 8/12/24(4)	129,000	COP	64
Financiera Independencia SAB de CV 144A 7.500%, 6/3/19(4)	200		205
Greektown Holdings LLC/Greektown Mothership Corp. 144A 8.875%, 3/15/19(4)	494		499
Ukreximbank Via Biz Finance PLC 8.750%, 1/22/18(7)	200		162

			1,443

	PAR
	VALUE		VALUE

Health Care—0.4%
Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.750%, 1/15/18	$65		$55
Kindred Healthcare, Inc. 144A 6.375%, 4/15/22(4)	100		99
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 144A 5.750%, 8/1/22(4)	40		42

			196

Industrials—7.5%
Cenveo Corp. 144A 8.500%, 9/15/22(4)	50		46
CEVA Group PLC 144A 7.000%, 3/1/21(4)	442		432
Harland Clarke Holdings Corp. 144A 9.250%, 3/1/21(4)	110		112
Lansing Trade Group LLC / Lansing Finance Co., Inc. 144A 9.250%, 2/15/19(4)	469		448
Michael Baker International LLC / CDL Acquisition Co., Inc. 144A 8.250%, 10/15/18(4)	322		329
Monitronics International, Inc. 9.125%, 4/1/20	95		98
Navigator Holdings Ltd. 144A 9.000%, 12/18/17(4)	472		504
Red de Carreteras de Occidente SAPIB de CV RegS 9.000%, 6/10/28(3)	2,000	MXN	143
Ridgebury Crude Tankers LLC 144A 7.625%, 3/20/17(4)	442		451
ServiceMaster Co., LLC (The) 7.450%, 8/15/27	50		51

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ are reported in thousands)

	PAR VALUE	VALUE

Industrials—continued
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 144A 6.375%, 5/1/22(4)	$ 100	$97
Tervita Corp. 144A 8.000%, 11/15/18(4)	442	427
TransDigm, Inc. 6.000%, 7/15/22	25	25
6.500%, 7/15/24	30	31

		3,194

Information Technology—0.4%
BMC Software Finance, Inc. 144A 8.125%, 7/15/21(4)	105	101
Boxer Parent Co., Inc. PIK 144A 9.000%, 10/15/19(4)(8)	30	27
Zebra Technologies Corp. 144A 7.250%, 10/15/22(4)	35	37

		165

Materials—3.2%
AK Steel Corp. 7.625%, 10/1/21	40	40
Cimento Tupi SA 144A 9.750%, 5/11/18(4)	60	60
Cornerstone Chemical Co. 144A 9.375%, 3/15/18(4)	50	50
Evraz, Inc. NA Canada 144A 7.500%, 11/15/19(4)	45	45
Ferrexpo Finance PLC RegS 7.875%, 4/7/16(3)	200	191
First Quantum Minerals Ltd. RegS 7.000%, 2/15/21(3)	60	59
Gold Fields Orogen Holding BVI Ltd. RegS 4.875%, 10/7/20(3)	200	179
IAMGOLD Corp. 144A 6.750%, 10/1/20(4)	100	83
Momentive Performance Materials Escrow 0.000%, 10/24/21(9)	85	1
Momentive Performance Materials, Inc. 3.880%, 10/24/21(10)	85	75

	PAR VALUE		VALUE

Materials—continued
Rain CII Carbon LLC / CII Carbon Corp. 144A 8.250%, 1/15/21(4)	$ 95		$98
Turkiye Sise ve Cam Fabrikalari AS RegS 4.250%, 5/9/20(3)	200		197
Vedanta Resources PLC RegS 7.125%, 5/31/23(3)	300		306

			1,384

Telecommunication Services—5.0%
Avanti Communications Group PLC 144A 10.000%, 10/1/19(4)	642		623
Axtel SAB de CV RegS 8.000%, 1/31/20(2)(3)	180		182
Empresa de Telecomunicaciones de Bogota RegS 7.000%, 1/17/23(3)	20,000	COP	9
Sprint Capital Corp. 6.875%, 11/15/28	125		122
8.750%, 3/15/32	80		90
Sprint Corp. 144A 7.125%, 6/15/24(4)	75		77
Telefonica del Peru SAA RegS 8.000%, 4/11/16(3)	250	PEN	89
T-Mobile USA, Inc. 6.375%, 3/1/25	25		26
Trilogy International Partners LLC / Trilogy International Finance, Inc. 144A 10.250%, 8/15/16(4)	880		896

			2,114

Utilities—0.8%
Dynegy Finance I, Inc. / Dynegy Finance II, Inc. 144A 7.375%, 11/1/22(4)	40		42
7.625%, 11/1/24(4)	35		37
Empresas Publicas de Medellin ESP 144A 7.625%, 9/10/24(4)	52,000	COP	25
GenOn Americas Generation LLC 9.125%, 5/1/31	125		118
Illinois Power Generating Co. 6.300%, 4/1/20	55		51

	PAR VALUE	VALUE

Utilities—continued
RJS Power Holdings LLC 144A 5.125%, 7/15/19(4)	$ 60	$ 60

		333

TOTAL CORPORATE BONDS (Identified Cost $15,210)		14,654

LOAN AGREEMENTS—17.1%

Consumer Discretionary—2.9%
1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim Horton’s) Term Loan B 0.000%, 10/27/21(11)	65	65
Adria Topco B.V. 9.000%, 6/19/19	25	31
AMF Bowling Centers, Inc. Term Loan B 7.250%, 9/18/21	50	50
AP NMT Acquisition B.V. First Lien Term Loan B 6.750%, 8/13/21	60	59
AP NMT Acquisition B.V. First Lien Term Loan B Euro 7.000%, 8/13/21	5	6
Clear Channel Communications, Inc. Tranche D, 6.904%, 1/30/19	210	199
Dave & Buster’s, Inc. 4.500%, 7/25/20	41	41
Hoffmaster Group, Inc., First Lien 5.250%, 5/9/20	45	45
Indra Holdings Corp. First Lien 5.250%, 5/1/21	35	35
JC Penney Corp., Inc. 5.000%, 6/20/19	45	44
Mohegan Tribal Gaming Authority, Term Loan B 5.500%, 11/19/19	50	48
Nine West Holdings, Inc. 0.000%, 1/8/20(11)	35	33
Red Lobster Management LLC, First Lien 6.250%, 7/28/21	75	75

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ are reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
Scientific Games International, Inc. Term Loan B-2 6.000%, 10/1/21	$45	$44
Spencer Gifts LLC (Spirit Halloween Superstores LLC) 5.500%, 7/16/21	60	59
Toys ’R’ US-Delaware, Inc. Term Loan B-4 0.000%, 4/24/20(11)	50	46
Tribune Publishing Co. 5.750%, 8/4/21	105	104
Tyrol Acquisition 2 SAS 0.000%, 1/29/16(11)	81	98
Visant Corp. (fka Jostens) 0.000%, 9/23/21(11)	50	49
Wilton Brands LLC (fka Wilton Brands, Inc.) Tranche B, 7.500%, 8/30/18	108	102

		1,233

Consumer Staples—1.2%
Albertson’s LLC, Term Loan B-4 4.500%, 8/25/21	100	100
Albertson’s LLC, Term Loan B-4-1 4.500%, 8/25/21	10	10
New Albertson’s, Inc., Term Loan B 4.750%, 6/27/21	75	75
North Atlantic Trading Co., Inc. First Lien 8.750%, 1/13/20	294	296
Vogue International LLC Tranche B, 5.250%, 2/14/20	20	20

		501

Energy—0.8%
KCA Deutag US Finance LLC (KCA Deutag GMBH) 6.250%, 5/15/20	35	34
OSG Bulk Ships, Inc. 5.250%, 8/5/19	105	104
OSG International, Inc. (OIN Delaware LLC) 5.750%, 8/5/19	105	104

	PAR VALUE	VALUE

Energy—continued
Preferred Proppants LLC 6.750%, 7/27/20	$80	$76

		318

Financials—2.8%
Datapipe, Inc., Second Lien 8.500%, 9/15/19	737	714
Omnitracs, LLC (Coronado Holdings, LLC) Second Lien 8.750%, 5/25/21	442	439
Sears Roebuck Acceptance Corp. (KMART Corp.) 5.500%, 6/30/18	50	49

		1,202

Health Care—1.5%
American Pacific Corp. 7.000%, 2/27/19	235	236
CCS Intermediate Holdings LLC, First Lien 5.000%, 7/23/21	105	104
Curo Health Services Holdings, Inc., First Lien 5.750%, 6/8/20	75	74
Kindred Healthcare, Inc. 4.000%, 4/9/21	45	45
Onex Carestream Finance LP, Second Lien 9.500%, 12/7/19	105	104
Surgery Center Holdings, Inc., First Lien 0.000%, 7/24/20(11)	40	40
Surgery Center Holdings, Inc., Second Lien 0.000%, 7/23/21(11)	35	34

		637

Industrials—0.6%
Aquilex LLC (Aquilex Intermediate Corp. Holdings LLC), Term Loan B 6.250%, 12/31/20	75	74
Gemini HDPE LLC 4.750%, 8/6/21	50	50

	PAR VALUE	VALUE

Industrials—continued
Koosharem, LLC 7.500%, 5/15/20	$70	$69
NN, Inc. 6.000%, 8/27/21	35	35
Photonis Technologies SAS, First Lien 8.500%, 9/18/19	35	34

		262

Information Technology—5.8%
Active Network Bank Debt 9.500%, 11/15/21	440	442
Aricent Technologies (Aricent US, Inc.) First Lien 5.500%, 4/14/21	35	35
BMC Software Finance, Inc. 5.000%, 9/10/20	48	48
Dell International LLC, Term Loan B 4.500%, 4/29/20	154	155
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC), First Lien 6.000%, 11/4/20	881	878
GTCR Valor Companies, Inc. First Lien 6.000%, 5/30/21	50	49
TelX Group, Inc., (The), Second Lien 7.500%, 4/9/21	885	869

		2,476

Materials—0.5%
Albaugh, LLC 6.000%, 5/31/21	74	73
AZ Chem US Inc. First Lien 4.500%, 6/11/21	96	96
Styrolution U.S. Holdings LLC Term Loan B 0.000%, 11/7/19(11)	50	49

		218

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT   (Continued)

OCTOBER 31, 2014

($ are reported in thousands)

	PAR VALUE		VALUE

Utilities—1.0%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.) 4.250%, 6/19/16(10)	$150		$150
Texas Competitive Electric Holdings Co., LLC (TXU) 4.650%, 4/25/15(10)	355		258
4.650%, 10/10/17(10)	30		22

			430
TOTAL LOAN AGREEMENTS (Identified Cost $7,467)			7,277
CONVERTIBLE BONDS—0.4%
Consumer Discretionary—0.1%
Liberty Interactive LLC 3.750%, 2/15/30	81		51

Energy—0.1%
Alpha Natural Resources, Inc. 3.750%, 12/15/17	40		26

Financials—0.2%
Bank of New York Mellon Luxembourg SA/The 0.000%, 12/15/50	100	EUR	81
TOTAL CONVERTIBLE BONDS (Identified Cost $180)			158
	SHARES
WARRANTS—0.1%
Financials—0.1%
Piraeus Bank SA(12)	51,299		30
TOTAL WARRANTS (Identified Cost $47)			30
PREFERRED STOCK—0.9%
Financials—0.9%
Ally Financial, Inc. Series G 144A 7.000%(4)	250		251
Capital One Financial Corp. Series B 6.000%	2,268		55
JPMorgan Chase & Co. Series P 5.450%	1,583		36

	SHARES	VALUE

Financials—continued
Regions Financial Corp. Series A 6.375%	1,127	$28

		370
TOTAL PREFERRED STOCK (Identified Cost $367)		370
COMMON STOCKS—11.6%
Consumer Discretionary—1.3%
Cia Hering	1,800	18
Direcional Engenharia SA	7,300	30
Eutelsat Communications SA	2,741	89
Grendene SA	5,300	37
MGM China Holdings Ltd.	13,200	42
NagaCorp., Ltd.	34,000	29
RTL Group SA	640	60
Sands China Ltd.	17,600	110
Tofas Turk Otomobil Fabrikasi AS	5,462	34
Wynn Macau Ltd.	29,200	105

		554

Consumer Staples—0.1%
Natura Cosmeticos SA	3,300	48

Energy—3.3%
China Shenhua Energy Co. Ltd.	13,000	37
ConocoPhillips	826	60
Diamond Offshore Drilling, Inc.	1,048	39
Eni SpA	2,974	63
Exterran Holdings, Inc.	1,659	65
Gaslog Ltd.	2,087	43
Gaztransport Et Technigaz SA	1,156	65
HollyFrontier Corp.	712	32
Kinder Morgan Management LLC(12)	2,552	243
Kinder Morgan, Inc.	1,440	56
Phillips 66	271	21
Royal Dutch Shell PLC	2,399	86
SemGroup Corp. Class A	22	2
Targa Resources Corp.	645	83
Total SA	2,211	131
Transocean Ltd.	1,411	42
Tupras Turkiye Petrol Rafinerileri AS	1,367	30

	SHARES	VALUE

Energy—continued
Williams Cos, Inc. (The)(13)	5,433	$302

		1,400

Financials—2.8%
Agricultural Bank of China Ltd.	181,000	84
Alaris Royalty Corp.	1,924	58
Allianz SE	330	52
Alpha Bank AE(12)	47,450	31
Artisan Partners Asset Management, Inc. Class A	928	45
AXA SA	5,291	122
Banco do Brasil SA	7,600	85
Cembra Money Bank AG	814	46
China Construction Bank Corp.	92,000	69
Foxtons Group PLC	10,373	28
Industrial & Commercial Bank of China Ltd.	37,000	24
Krung Thai Bank PCL	24,900	18
National Bank of Greece SA(12)	35,317	85
People’s United Financial, Inc.	4,526	66
Sampo, Class A	907	43
Sberbank of Russia ADR	2,426	18
St James’s Place PLC	5,940	71
Swedbank AB, Class A	3,596	95
Swiss Re AG	939	76
UNIQA Insurance Group AG	4,304	48
United Bankshares, Inc.	1,508	52

		1,216

Health Care—0.1%
Teva Pharmaceutical Industries Ltd. ADR	929	53

Industrials—0.8%
bpost SA	2,907	72
Dynasty Ceramic PCL	17,600	32
Globaltrans Investment PLC GDR	3,759	28
Macquarie Infrastructure Co. LLC	1,064	76
Rexel SA	2,843	48
TAL International Group, Inc.	957	41

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT   (Continued)

OCTOBER 31, 2014

($ are reported in thousands)

	SHARES	VALUE

Industrials—continued
Transurban Group	6,641	$48

		345

Information Technology—1.3%
Canon, Inc.	2,200	66
Cisco Systems, Inc.	5,843	143
Intel Corp.	2,060	70
Maxim Integrated Products, Inc.	2,435	71
Microsoft Corp.	1,161	55
Radiant Opto-Electronics Corp.	17,000	59
Siliconware Precision Industries Co. ADR	10,068	72

		536

Materials—0.4%
International Paper Co.	1,194	60
Koppers Holdings, Inc.	697	28
Tronox Ltd.	2,002	48
Vale SA	3,100	27

		163

Telecommunication Services—1.0%
Bezeq The Israeli Telecommunication Corp. Ltd.	44,314	75
CenturyLink, Inc.	2,159	89
MegaFon OAO GDR	1,211	28
Mobile Telesystems OJSC ADR	4,874	70
Vodacom Group Ltd.	6,233	76
Vodafone Group PLC	26,366	87

		425

Utilities—0.5%
DUET Group	23,716	51
Infinis Energy PLC	20,903	72
Pattern Energy Group, Inc.	2,668	77

		200

TOTAL COMMON STOCKS (Identified Cost $5,043)		4,940

MASTER LIMITED PARTNERSHIPS—12.1%
Chemicals-Specialty—0.2%
Westlake Chemical Partners LP	2,434	74

Energy—0.1%
Tallgrass Energy Partners LP	170	7

	SHARES	VALUE

Energy—continued
VTTI Energy Partners LP	1,263	$31

		38

Gas-Distribution—0.5%
AmeriGas Partners LP	194	9
Enable Midstream Partners LP	7,105	172
NGL Energy Partners LP	1,684	58

		239

Gas-Transportation—0.0%
PBF Logistics LP	938	23

Oil Components-Exploration and Production—0.4%
Memorial Production Partners LP	412	8
Summit Midstream Partners LP	3,249	153

		161

Oil-Field Services—0.6%
CrossAmerica Partners LP	2,116	72
Exterran Partners LP	6,109	170
Sprague Resources LP	378	8

		250

Oil-Refining and Marketing—0.2%
Northern Tier Energy LP	3,178	80

Pipelines—9.9%
Access Midstream Partners LP	2,818	176
Buckeye Partners LP	3,678	277
Cone Midstream Partners LP(12)	951	29
Dominion Midstream Partners LP(12)	432	13
Energy Transfer Equity LP	10,333	603
Energy Transfer Partners LP	8,387	540
Enterprise Products Partners LP(13)	20,976	774
EQT Midstream Partners LP	1,588	141
JP Energy Partners LP(12)	237	4
Kinder Morgan Energy Partners LP	705	66
Magellan Midstream Partners LP	2,933	240

	SHARES	VALUE

Pipelines—continued
MarkWest Energy Partners LP	2,744	$192
MPLX LP	2,190	146
Plains All American Pipeline LP	4,536	256
Plains GP Holdings LP Class A	3,694	106
QEP Midstream Partners LP	3,655	59
Rose Rock Midstream LP	2,047	112
Shell Midstream Partners LP(12)	4,713	159
Sunoco Logistics Partners LP	858	41
Tesoro Logistics LP	2,659	150
Williams Partners LP	2,411	124

		4,208

Transportation-Marine—0.2%
Teekay LNG Partners Ltd.	2,066	81
USD Partners LP(12)	114	2

		83

TOTAL MASTER LIMITED PARTNERSHIPS
(Identified Cost $4,786)		5,156

REAL ESTATE INVESTMENT TRUSTS—11.4%

Apartments—2.0%
AvalonBay Communities, Inc.	2,219	346
Camden Property Trust	2,092	160
Equity Residential	4,891	340

		846

Diversified—0.7%
Fibra Uno Administration SA de CV	16,200	56
Lexington Realty Trust	2,088	23
Vornado Realty Trust	1,881	206

		285

Health Care—1.2%
Aviv REIT, Inc.	928	31
HCP, Inc.	4,495	198
Medical Properties Trust, Inc.	3,549	48
Senior Housing Properties Trust	1,219	27
Ventas, Inc.	2,946	202

		506

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT   (Continued)

OCTOBER 31, 2014

($ are reported in thousands)

	SHARES	VALUE

Industrial—0.3%
Prologis, Inc.	2,621	$109
Terreno Realty Corp.	969	21

		130

Infrastructure—1.0%
American Tower Corp.	4,213	411

Lodging/Resort—0.7%
DiamondRock Hospitality Co.	3,995	57
LaSalle Hotel Properties	3,405	134
RLJ Lodging Trust	3,285	106
Sunstone Hotel Investors, Inc.	868	13

		310

Mixed—0.1%
Duke Realty Corp.	3,656	69

Mortgage—0.3%
Blackstone Mortgage Trust, Inc. Class A	4,640	130

Office—1.1%
Alexandria Real Estate Equities, Inc.	771	64
BioMed Realty Trust, Inc.	2,138	46
Boston Properties, Inc.	2,762	350

		460

Regional Malls—2.1%
CBL & Associates Properties, Inc.	6,900	132
General Growth Properties, Inc.	3,096	80
Simon Property Group, Inc.	3,196	573
Taubman Centers, Inc.	1,393	106

		891

Self Storage—0.7%
CubeSmart	2,730	58
Public Storage	1,266	233

		291

Shopping Centers—0.7%
Acadia Realty Trust	1,258	39
DDR Corp.	3,658	67
Federal Realty Investment Trust	1,360	179

	SHARES	VALUE

Shopping Centers—continued
Ramco-Gershenson Properties Trust	1,096	$19

		304

Timber—0.5%
Rayonier, Inc.	1,188	40
Weyerhaeuser Co.	5,159	174

		214

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Identified Cost $4,356)		4,847

PURCHASED OPTIONS—0.0%
Put Options—0.0%
Markit CDX North America High Yield Index Expiring 12/17/14 Strike price $102	150	2

TOTAL PURCHASED OPTIONS
(Identified Cost $10)		2

TOTAL LONG TERM INVESTMENTS — 92.8%
(Identified Cost $39,609)		39,513

	SHARES

SHORT-TERM INVESTMENTS—7.4%
Money Market Mutual Funds—7.4%
BlackRock Liquidity Funds TempFund Portfolio - Institutional Shares (Seven-day effective yield 0.030%)	3,146,486	3,146

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $3,146)		3,146

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 100.2%
(Identified Cost $42,755)		42,659 (1)

SECURITIES SOLD SHORT—(4.9)%
Exchange Traded Funds—(4.9)%
Energy Select Sector SPDR Fund	(813)	(71)
iShares 7-10 Year Treasury Bond ETF	(6,101)	(641)
JPMorgan Alerian MLP Index ETN	(19,953)	(1,011)
SPDR S&P 500 ETF Trust	(1,479)	(298)

SHARES		VALUE

Exchange Traded Funds—continued
SPDR S&P Oil & Gas Exploration & Production ETF	(1,138)	$(69)

		(2,090)

TOTAL SECURITIES SOLD SHORT
(Proceeds $2,003)		(2,090	) (1)

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT — 95.3%
(Identified Cost $40,752)		40,569
Other assets and liabilities, net — 4.7%		2,011

NET ASSETS — 100.0%		$42,580

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at October 31, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2014.
(3)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, these securities amounted to a value of $8,867 or 20.8% of net assets.
(5)	99% of the income received was in cash and 1% in PIK.
(6)	Illiquid security.
(7)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	100% of the income received was in cash.
(9)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments and Securities Sold Short.
(10)	Security in default.
(11)	This loan will settle after October 31, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(12)	Non-income producing.
(13)	All or a portion segregated as collateral for securities sold short.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ are reported in thousands)

Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
GDR	Global Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
MLP	Master Limited Partnership
PCL	Public Company Limited
PIK	Payment in Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trusts
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

Foreign Currencies:
BRL	Brazilian Real
COP	Colombian Peso
EUR	European Currency Unit
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
USD	United States Dollar

Country Weightings (Unaudited)†
United States	69%
United Kingdom	5
Canada	4
Cayman Islands	3
Marshall Islands	2
Other	17
Total	100%
†% of total investments, net of securities sold short, as of October 31, 2014

Futures contracts as of October 31, 2014 were as follows:

Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 10 Year Treasury Note	December 2014	(1)	$ (126)	$ (2)
U.S. 5 Year Treasury Note (CBT)	December 2014	(22)	(2,627)	(24)
Total				$ (26)

Forward foreign currency exchange contracts as of October 31, 2014 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	93	USD	125	JPMorgan Chase Bank N.A.	11/03/14	$ (8)
USD	128	EUR	93	JPMorgan Chase Bank N.A.	11/03/14	12
USD	157	EUR	120	JPMorgan Chase Bank N.A.	12/04/14	7
USD	24	EUR	19	JPMorgan Chase Bank N.A.	12/04/14	— (a)
USD	19	EUR	15	JPMorgan Chase Bank N.A.	12/04/14	— (a)
USD	14	EUR	11	JPMorgan Chase Bank N.A.	12/04/14	— (a)
USD	12	EUR	9	JPMorgan Chase Bank N.A.	12/04/14	— (a)
USD	10	EUR	8	JPMorgan Chase Bank N.A.	12/04/14	— (a)
USD	5	EUR	4	JPMorgan Chase Bank N.A.	12/04/14	— (a)
USD	44	EUR	35	BNY Mellon Capital Markets LLC	12/15/14	— (a)
USD	92	EUR	71	JPMorgan Chase Bank N.A.	12/16/14	3
USD	130	EUR	102	JPMorgan Chase Bank N.A.	1/02/15	3
USD	73	EUR	58	JPMorgan Chase Bank N.A.	1/02/15	1
USD	68	EUR	54	JPMorgan Chase Bank N.A.	1/02/15	— (a)
USD	65	EUR	51	JPMorgan Chase Bank N.A.	1/02/15	1
USD	106	EUR	83	JPMorgan Chase Bank N.A.	1/23/15	2
USD	44	EUR	35	JPMorgan Chase Bank N.A.	1/23/15	1
USD	37	EUR	29	JPMorgan Chase Bank N.A.	1/23/15	1
Total						$ 23

Footnote Legend:

(a)	Amount is less than $500.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INCOME SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Concluded)

OCTOBER 31, 2014

($ are reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2014 (See Security Valuation Note 2B in the Notes to Financial Statements):

	Total Value at October 31, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Foreign Government Securities	$ 1,205	$ —	$ 968	$237
Municipal Bonds	530	—	530	—
Asset-Backed Securities	344	—	344	—
Corporate Bonds	14,654	—	14,505	149
Loan Agreements	7,277	—	7,277	—
Convertible Bonds	158	—	158	—
Equity Securities:
Warrants	30	30	—	—
Preferred Stock	370	119	251	—
Common Stocks	4,940	4,940	—	—
Master Limited Partnerships	5,156	5,156	—	—
Real Estate Investment Trusts	4,847	4,847	—	—
Short-Term Investments	3,146	3,146	—	—
Purchased Options	2	2	—	—
Forward foreign Currency Exchange Contracts	31	—	31	—

Total Assets	42,690	18,240	24,064	386

Liabilities:
Securities Sold Short	(2,090)	(2,090)	—	—
Futures Contracts	(26)	(26)	—	—
Forward foreign Currency Exchange Contracts	(8)	—	(8)	—

Total Liabilities	$(2,124)	$(2,116)	$ (8)	$ —

There were no transfers between levels for the period.

The following is a reconciliation of assets of the Fund for Level 3 investments which significant unobservable inputs were used to determine fair value:

	Total	Foreign Government Securities	Corporate Bonds
Investments in Securities
Balance as of April 23, 2014(a)	$ —	$ —	$ —
Accrued discount/(premium)	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)(b)	(13)	(13)	— (c)
Purchases	400	250	150
Sales	—	—	—
Transfers into Level 3(d)	—	—	—
Transfers from Level 3(d)	—	—	—
Paydowns	(1)	—	(1)

Balance as of October 31, 2014	$ 386	$ 237 (e)	$ 149 (e)

Footnote Legend:

(a)	Inception date.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held as of October 31, 2014 was $(13).
(c)	Amount is less than $500.
(d)	“Transfers into and/or from” represent the ending value as of October 31, 2014, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

OCTOBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

U.S. GOVERNMENT SECURITIES—19.9%

Agency—3.9%
FFCB 0.300%, 11/7/16(2)	$600	$ 601
FHLB 0.310%, 11/7/16(2)	600	601
FHLMC 0.580%, 8/26/16	100	100

		1,302

Non-Agency—16.0%
United States Treasury Inflation Indexed Bonds 0.625%, 1/15/24	4,078	4,140
1.375%, 2/15/44	1,021	1,124

		5,264

TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $6,509)		6,566

MUNICIPAL BONDS—1.2%

New Jersey—0.3%
Tobacco Settlement Financing Corp. Series 1-A 4.750%, 6/1/34	70	52
5.000%, 6/1/41	40	30

		82

Puerto Rico—0.6%
Commonwealth of Puerto Rico, Series A 8.000%, 7/1/35	210	183
5.000%, 7/1/41	5	4
Puerto Rico Sales Tax Financing Corp. Series A 0.000%, 8/1/54	210	15

		202

Texas—0.3%
Texas Public Finance Authority 8.250%, 7/1/24	100	100

TOTAL MUNICIPAL BONDS
(Identified Cost $392)		384

ASSET-BACKED SECURITIES—1.0%
Cutwater Ltd. CLO 14-1A, C 144A 3.931%, 7/15/26(2)(3)	100	91
Gallatin CLO VII Ltd. 14-1A, D 144A 3.991%, 7/15/23(2)(3)	25	24

	PAR VALUE	VALUE

Gallatin CLO VII Ltd. 14-1A, E 144A 5.901%, 7/15/23(2)(3)	$25	$ 23
Madison Park Funding XIV Ltd. CLO 14-14A, D, 144A 3.831%, 7/20/26(2)(3)	200	182

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $334)		320

CORPORATE BONDS—12.4%

Consumer Discretionary—2.4%
American Achievement Corp. 144A 10.875%, 4/15/16(3)	35	34
APX Group, Inc. 6.375%, 12/1/19	15	15
8.750%, 12/1/20	95	83
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	35	31
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	120	91
9.000%, 2/15/20	40	30
Clear Channel Communications, Inc. PIK Interest Capitalization 14.000%, 2/1/21(4)	20	18
Guitar Center, Inc. 144A 9.625%, 4/15/20(3)	55	40
JC Penney Corp., Inc. 5.650%, 6/1/20	115	95
Liberty Interactive LLC 8.250%, 2/1/30	55	60
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	60	62
PF Chang’s China Bistro, Inc. 144A 10.250%, 6/30/20(3)	15	15
Shingle Springs Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	60	67
Toys R Us, Inc. 10.375%, 8/15/17	100	79
7.375%, 10/15/18	60	37
William Lyon Homes, Inc. 144A 7.000%, 8/15/22(3)	20	21

		778

	PAR VALUE	VALUE

Consumer Staples—0.5%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc. 144A 7.750%, 10/15/22(3)	$45	$ 45
New Albertson’s, Inc. 7.750%, 6/15/26	100	95
7.450%, 8/1/29	5	5
8.700%, 5/1/30	5	5
SUPERVALU, Inc. 6.750%, 6/1/21	30	29

		179

Energy—1.9%
Alpha Natural Resources, Inc. 6.000%, 6/1/19	15	8
American Energy - Woodford LLC/AEW Finance Corp. 144A 9.000%, 9/15/22(3)	20	18
American Energy-Permian Basin LLC / AEPB Finance Corp. 144A 7.125%, 11/1/20(3)	50	44
7.375%, 11/1/21(3)	20	18
Energy Transfer Equity LP 5.875%, 1/15/24	60	63
EXCO Resources, Inc. 8.500%, 4/15/22	30	26
Linn Energy LLC / Linn Energy Finance Corp. 6.500%, 5/15/19	10	9
6.500%, 9/15/21	15	14
Rockies Express Pipeline LLC 144A 6.000%, 1/15/19(3)	95	101
Sabine Pass Liquefaction LLC 5.625%, 4/15/23	190	198
SandRidge Energy, Inc. 7.500%, 2/15/23	120	108
Walter Energy, Inc. 144A 9.500%, 10/15/19(3)	35	30

		637

Financials—4.2%
Armor Re Ltd. 144A 4.025%, 12/15/16(2)(3)	200	204

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Financials—continued
Earls Thirteen Ltd. 144A 0.000%, 4/28/18(3)(5)	$149	$ 148
Golden State RE II, Ltd. 144A 2.220%, 7/8/19(2)(3)	250	251
Royal Bank of Canada 144A 0.050%, 12/21/15(2)(3)(6)	450	452
Societe Generale SA 144A 0.000%, 6/2/15(3)(6)	530	312

		1,367

Health Care—0.4%
Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.750%, 1/15/18	45	38
Kindred Healthcare, Inc. 144A 6.375%, 4/15/22(3)	65	65
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 144A 5.750%, 8/1/22(3)	25	26

		129

Industrials—0.9%
Harland Clarke Holdings Corp. 144A 9.250%, 3/1/21(3)	70	71
Monitronics International, Inc. 9.125%, 4/1/20	60	62
ServiceMaster Co., LLC (The) 7.450%, 8/15/27	50	51
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 144A 6.375%, 5/1/22(3)	65	63
TransDigm, Inc. 6.000%, 7/15/22	15	15
6.500%, 7/15/24	20	21

		283

	PAR VALUE	VALUE

Information Technology—0.3%
BMC Software Finance, Inc. 144A 8.125%, 7/15/21(3)	$70	$ 67
Boxer Parent Co., Inc. PIK 144A 9.000%, 10/15/19(3)(7)	20	18
Zebra Technologies Corp. 144A 7.250%, 10/15/22(3)	20	21

		106

Materials—0.7%
AK Steel Corp. 7.625%, 10/1/21	25	25
Cornerstone Chemical Co. 144A 9.375%, 3/15/18(3)	35	35
IAMGOLD Corp. 144A 6.750%, 10/1/20(3)	65	54
Momentive Performance Materials Escrow 0.000%, 10/24/21(8)	50	1
Momentive Performance Materials, Inc. 3.880%, 10/24/21(9)	50	44
Rain CII Carbon LLC / CII Carbon Corp. 144A 8.250%, 1/15/21(3)	65	66

		225

Telecommunication Services—0.6%
Sprint Capital Corp. 6.875%, 11/15/28	80	78
8.750%, 3/15/32	55	62
Sprint Corp. 144A 7.125%, 6/15/24(3)	45	46
T-Mobile USA, Inc. 6.375%, 3/1/25	15	16

		202

Utilities—0.5%
Dynegy Finance I, Inc. / Dynegy Finance II, Inc. 144A 7.375%, 11/1/22(3)	25	26
7.625%, 11/1/24(3)	25	27
GenOn Americas Generation LLC 9.125%, 5/1/31	100	94

	PAR VALUE	VALUE

Utilities—continued
Illinois Power Generating Co. 6.300%, 4/1/20	$35	$ 32

		179

TOTAL CORPORATE BONDS (Identified Cost $4,403)		4,085

CONVERTIBLE BONDS—0.2%

Consumer Discretionary—0.1%
Liberty Interactive LLC 3.750%, 2/15/30	57	36

Energy—0.1%
Alpha Natural Resources, Inc. 3.750%, 12/15/17	25	16

TOTAL CONVERTIBLE BONDS (Identified Cost $59)		52

LOAN AGREEMENTS—6.7%
Consumer Discretionary—2.5%
1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim Horton’s) Term Loan B 4.500%, 10/27/21	40	40
Adria Topco B.V. 9.000%, 6/19/19	20	25
AMF Bowling Centers, Inc. Term Loan B 7.250%, 9/18/21	30	30
AP NMT Acquisition B.V. First Lien Term Loan B 6.750%, 8/13/21	40	39
AP NMT Acquisition B.V. First Lien Term Loan B Euro 7.000%, 8/13/21	5	6
Clear Channel Communications, Inc. Tranche D, 6.904%, 1/30/19	140	132
Dave & Buster’s, Inc. 4.500%, 7/25/20	28	28
Hoffmaster Group, Inc., First Lien 5.250%, 5/9/20	30	30
Indra Holdings Corp. First Lien 5.250%, 5/1/21	20	20

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
JC Penney Corp., Inc. 5.000%, 6/20/19	$ 25	$ 24
Mohegan Tribal Gaming Authority, Term Loan B 5.500%, 11/19/19	30	29
Nine West Holdings, Inc. 0.000%, 1/8/20(10)	25	23
Red Lobster Management LLC, First Lien 6.250%, 7/28/21	50	50
Scientific Games International, Inc. Term Loan B-2 6.000%, 10/1/21	35	34
Spencer Gifts LLC (Spirit Halloween Superstores LLC) 5.500%, 7/16/21	40	40
Toys ’R’ US-Delaware, Inc. Term Loan B-4 0.000%, 4/24/20(10)	35	32
Tribune Publishing Co. 5.750%, 8/4/21	70	70
Tyrol Acquisition 2 SAS 0.000%, 1/29/16(10)	49	60
Visant Corp. (fka Jostens) 7.000%, 9/23/21	35	35
Wilton Brands LLC (fka Wilton Brands, Inc.) Tranche B, 7.500%, 8/30/18	69	65

		812

Consumer Staples—0.4%
Albertson’s LLC, Term Loan B-4 4.500%, 8/25/21	65	65
Albertson’s LLC, Term Loan B-4-1 4.500%, 8/25/21	5	5
New Albertson’s, Inc., Term Loan B 4.750%, 6/27/21	50	50
Vogue International LLC Tranche B, 5.250%, 2/14/20	10	10

		130

	PAR VALUE	VALUE

Energy—0.6%
KCA Deutag US Finance LLC (KCA Deutag GMBH) 6.250%, 5/15/20	$ 20	$ 19
OSG Bulk Ships, Inc. 5.250%, 8/5/19	65	65
OSG International, Inc. (OIN Delaware LLC) 5.750%, 8/5/19	65	65
Preferred Proppants LLC 6.750%, 7/27/20	55	52

		201

Financials—0.1%
Sears Roebuck Acceptance Corp. (KMART Corp.) 5.500%, 6/30/18	35	34

Health Care—0.8%
CCS Intermediate Holdings LLC, First Lien 5.000%, 7/23/21	65	64
Curo Health Services Holdings, Inc., First Lien 5.750%, 6/8/20	50	49
Kindred Healthcare, Inc. 4.000%, 4/9/21	30	30
Onex Carestream Finance LP, Second Lien 9.500%, 12/7/19	70	69
Surgery Center Holdings, Inc. First Lien 0.000%, 11/3/20(10)	30	30
Surgery Center Holdings, Inc., Second Lien 0.000%, 11/3/21(10)	20	20

		262

Industrials—0.5%
Aquilex LLC (Aquilex Intermediate Corp. Holdings LLC), Term Loan B 5.625%, 12/31/20	50	49
Gemini HDPE LLC 4.750%, 8/4/21	30	30

	PAR VALUE	VALUE

Industrials—continued
Koosharem, LLC 7.500%, 5/15/20	$ 50	$ 49
NN, Inc. 6.000%, 8/27/21	25	25
Photonis Technologies SAS, First Lien 8.500%, 9/18/19	25	25

		178

Information Technology—0.5%
Aricent Technologies (Aricent US, Inc.) First Lien 5.500%, 4/14/21	20	20
BMC Software Finance, Inc. 5.000%, 9/10/20	29	29
Dell International LLC, Term Loan B 4.500%, 4/29/20	100	100
GTCR Valor Companies, Inc. First Lien 6.416%, 5/30/21	30	29

		178

Materials—0.5%
Albaugh, LLC 6.000%, 5/31/21	49	49
AZ Chem US Inc. First Lien 5.120%, 6/11/21	62	62
Styrolution U.S. Holdings LLC Term Loan B 0.000%, 11/7/19(10)	35	35

		146

Utilities—0.8%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.) 4.250%, 6/19/16(9)	95	95
Texas Competitive Electric Holdings Co., LLC (TXU) 4.647%, 4/25/15(9)	230	167
4.647%, 10/10/17(9)	20	15

		277

TOTAL LOAN AGREEMENTS
(Identified Cost $2,304)		2,218

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	SHARES	VALUE

PREFERRED STOCK—0.6%

Financials—0.6%
Ally Financial, Inc. Series G 144A 7.000%(3)	210	210

TOTAL PREFERRED STOCK
(Identified Cost $210)		210

COMMON STOCKS—17.6%

Consumer Discretionary—1.4%
Eutelsat Communications SA	7,000	227
SES SA	6,344	219

		446

Energy—2.5%
Exterran Holdings, Inc.	1,750	69
Gaslog Ltd.	2,200	46
Kinder Morgan Management LLC(11)	2,691	256
Kinder Morgan, Inc.	588	23
Phillips 66	286	22
SemGroup Corp. Class A	24	2
Targa Resources Corp.	681	88
Williams Cos, Inc. (The)(12)	5,730	318

		824

Industrials—7.0%
Aeroports de Paris	830	98
ASTM SpA	3,700	44
Atlantia SpA	17,100	403
CSX Corp.	8,981	320
Flughafen Wien AG	300	28
Flughafen Zuerich AG	165	105
Fraport AG Frankfurt Airport Services Worldwide	2,031	126
Macquarie Atlas Roads Group	19,300	51
Macquarie Infrastructure Co. LLC	1,122	80
Norfolk Southern Corp.	2,105	233
Societa Iniziative Autostradali e Servizi SpA	6,700	67
Transurban Group	49,501	354
Vinci SA	7,100	405

		2,314

	SHARES	VALUE

Utilities—6.7%
AusNet Services	103,800	$126
California Water Service Group	3,400	88
DUET Group	93,100	202
Hera SpA	48,700	128
Pennon Group PLC	13,853	185
PG&E Corp.	7,600	382
SJW Corp.	800	26
Snam SpA	40,800	220
Spark Infrastructure Group	80,400	134
Terna Rete Elettrica Nazionale SpA	58,100	293
Toho Gas Co. Ltd.	20,000	106
Tokyo Gas Co. Ltd.	59,000	334

		2,224

TOTAL COMMON STOCKS
(Identified Cost $5,726)		5,808

MASTER LIMITED PARTNERSHIPS—16.5%

Chemicals-Specialty—0.2%
Westlake Chemical Partners LP	2,566	77

Energy—0.1%
Tallgrass Energy Partners LP	179	8
VTTI Energy Partners LP	1,333	32

		40

Gas-Distribution—0.8%
AmeriGas Partners LP	205	9
Enable Midstream Partners LP	7,492	181
NGL Energy Partners LP	1,777	61

		251

Gas-Transportation—0.1%
PBF Logistics LP	989	24

Oil Components-Exploration and Production—0.5%
Memorial Production Partners LP	434	9
Summit Midstream Partners LP	3,426	161

		170

Oil-Field Services—0.8%
CrossAmerica Partners LP	2,231	76

	SHARES	VALUE

Oil-Field Services—continued
Exterran Partners LP	6,441	$179
Sprague Resources LP	398	9

		264

Oil-Refining and Marketing—0.2%
Northern Tier Energy LP	3,350	85

Pipelines—13.5%
Access Midstream Partners LP	2,971	185
Buckeye Partners LP	3,878	292
Cone Midstream Partners LP(11)	1,003	30
Dominion Midstream Partners LP(11)	456	14
Energy Transfer Equity LP	10,895	636
Energy Transfer Partners LP	8,844	570
Enterprise Products Partners LP(12)	22,117	816
EQT Midstream Partners LP	1,675	148
JP Energy Partners LP(11)	249	4
Kinder Morgan Energy Partners LP	742	70
Magellan Midstream Partners LP	3,093	253
MarkWest Energy Partners LP	2,893	203
MPLX LP	2,309	154
Plains All American Pipeline LP	4,784	270
Plains GP Holdings LP Class A	3,895	112
QEP Midstream Partners LP	3,854	62
Rose Rock Midstream LP	2,159	119
Shell Midstream Partners LP(11)	4,970	167
Sunoco Logistics Partners LP	905	43
Tesoro Logistics LP	2,804	158
Williams Partners LP	2,542	131

		4,437

Transportation-Marine—0.3%
Teekay LNG Partners Ltd.	2,178	86
USD Partners LP(11)	120	2

		88

TOTAL MASTER LIMITED PARTNERSHIPS
(Identified Cost $5,044)		5,436

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	SHARES	VALUE

REAL ESTATE INVESTMENT TRUSTS—16.5%

Apartments—3.1%
AvalonBay Communities, Inc.	2,669	$ 416
Camden Property Trust	2,516	193
Equity Residential	5,883	409

		1,018

Diversified—0.7%
Vornado Realty Trust	2,263	248

Health Care—1.6%
HCP, Inc.	5,407	238
Senior Housing Properties Trust	1,466	33
Ventas, Inc.	3,543	242

		513

Industrial—0.5%
Prologis, Inc.	3,153	131
Terreno Realty Corp.	1,166	25

		156

Infrastructure—1.5%
American Tower Corp.	5,067	494

Lodging/Resort—1.1%
DiamondRock Hospitality Co.	4,805	69
LaSalle Hotel Properties	4,095	161
RLJ Lodging Trust	3,951	127
Sunstone Hotel Investors, Inc.	1,043	16

		373

Mixed—0.2%
Duke Realty Corp.	4,398	83

Office—1.7%
Alexandria Real Estate Equities, Inc.	927	77
BioMed Realty Trust, Inc.	2,572	56
Boston Properties, Inc.	3,321	421

		554

Regional Malls—3.1%
CBL & Associates Properties, Inc.	5,090	97
General Growth Properties, Inc.	3,725	97
Simon Property Group, Inc.	3,844	689

	SHARES	VALUE

Regional Malls—continued
Taubman Centers, Inc.	1,676	$ 127

		1,010

Self Storage—1.1%
CubeSmart	3,284	69
Public Storage	1,522	281

		350

Shopping Centers—1.1%
Acadia Realty Trust	1,514	47
DDR Corp.	4,400	80
Federal Realty Investment Trust	1,636	216
Ramco-Gershenson Properties Trust	1,319	23

		366

Timber—0.8%
Rayonier, Inc.	1,429	48
Weyerhaeuser Co.	6,206	210

		258

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Identified Cost $4,849)		5,423

PURCHASED OPTIONS—0.0%

Put Options—0.0%
Markit CDX North America High Yield Index Expiring 12/17/14 Strike price $102	100	2

TOTAL PURCHASED OPTIONS
(Identified Cost $7)		2

TOTAL LONG TERM INVESTMENTS — 92.6%
(Identified Cost $29,837)		30,504

SHORT-TERM INVESTMENTS—8.0%

Money Market Mutual Funds—8.0%
BlackRock Liquidity Funds TempFund Portfolio - Institutional Shares (Seven-day effective yield 0.030%)	2,643,346	2,643

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,643)		2,643

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 100.6%
(IDENTIFIED COST $32,480)		$33,147	(1)

	SHARES	VALUE

SECURITIES SOLD SHORT—(6.7)%

Exchange Traded Funds—(6.7)%
Energy Select Sector SPDR Fund	(857)	(75)
iShares 7-10 Year Treasury Bond ETF	(6,433)	(676)
JPMorgan Alerian MLP Index ETN	(21,038)	(1,066)
SPDR S&P 500 ETF Trust	(1,560)	(314)
SPDR S&P Oil & Gas Exploration & Production ETF	(1,200)	(73)

		(2,204)

TOTAL SECURITIES SOLD SHORT
(Proceeds $2,111)		(2,204	)(1)

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT — 93.9%
(Identified Cost $30,369)		$30,943
Other assets and liabilities, net — 6.1%		2,002

NET ASSETS — 100.0%		$32,945

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at October 31, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2014.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, these securities amounted to a value of $2,951 or 8.9% of net assets.

(4)	99% of the income received was in cash and 1% in PIK.

(5)	Illiquid security.

(6)	Commodity-linked note.

(7)	100% of the income received was in cash.

(8)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments and Securities Sold Short.

(9)	Security in default.

(10)	This loan will settle after October 31, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.

(11)	Non-income producing.

(12)	All or a portion segregated as collateral for securities sold short.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ reported in thousands)

Abbreviations:
CLO	Collateralized Loan Obligation
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
LLC	Limited Liability Company
LP	Limited Partnership
MLP	Master Limited Partnership
PIK	Payment-in-Kind Security
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

Foreign Currencies:

EUR	European Currency Unit
USD	United States Dollar

Country Weightings (Unaudited)†
United States	81%
Italy	4
France	4
Australia	3
Canada	2
Bermuda	2
Other	4
Total	100%
†% of total investments, net of securities sold short, as of October 31, 2014

Futures contracts as of October 31, 2014 were as follows:

Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Unrelized Appreciation (Depreciation)
Euro FX Currency Future	December 2014	(2)	$ (313)	$ 10
U.S. 10 Year Treasury Note	December 2014	(17)	(2,148)	(15)
U.S. 5 Year Treasury Note (CBT)	December 2014	(6)	(717)	(8)
U.S. Ultra Bond	December 2014	(20)	(3,136)	(52)
Total				$ (65)

Forward foreign currency exchange contracts as of October 31, 2014 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	32	EUR	25	BNY Mellon Capital Markets LLC	12/15/14	$ —(a)
Total						$ —(a)

Footnote Legend:

(a)	Amount is less than $500.

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2014 (See Security Valuation Note 2B in the Notes to Financial Statements):

	Total Value at October 31, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
U.S. Government Securities	$ 6,566	$ —	$ 6,566	$ —
Municipal Bonds	384	—	384	—
Asset-Backed Securities	320	—	320	—
Corporate Bonds	4,085	—	3,936	149
Convertible Bonds	52	—	52	—
Loan Agreements	2,218	—	2,218	—
Equity Securities:
Preferred Stock	210	—	210	—
Common Stocks	5,808	5,808	—	—
Master Limited Partnerships	5,436	5,436	—	—
Real Estate Investment Trusts	5,423	5,423	—	—
Short-Term Investments	2,643	2,643	—	—

See Notes to Financial Statements.

VIRTUS ALTERNATIVE INFLATION SOLUTION FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	Total Value at October 31, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Options	$2	$2	$—	$—
Futures Contracts	10	10	—	—
Forward foreign Currency Exchange Contracts	—(a)	—	—(a)	—

Total Assets	33,157	19,322	13,686	149

Liabilities:
Securities Sold Short	(2,204)	(2,204)	—	—
Futures Contracts	(75)	(75)	—	—

Total Liabilities	$(2,279)	$(2,279)	$—	$—

Footnote Legend:

(a)	Amount is less than $500.

There were no transfers between levels for the period.

The following is a reconciliation of assets of the Fund for Level 3 investments which significant unobservable inputs were used to determine fair value.

Corporate Bonds
Investments in Securities

Balance as of April 23, 2014(a)	$—
Accrued discount/(premium)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(b)	— (c)
Purchases	150
Sales	—
Transfers into Level 3(d)	—
Transfers from Level 3(d)	—
Paydowns	(1)

Balance as of October 31, 2014	$149 (e)

Footnote Legend:

(a)	Inception date.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held as of October 31, 2014 was $0.
(c)	Amount is less than $500.
(d)	“Transfers into and/or from” represent the ending value as of October 31, 2014, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

OCTOBER 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES—1.7%
Argentine Republic Government International Bond 0.000%, 12/15/35	2,650	EUR	$246
Brazil Notas do Tesouro Nacional Serie F 0.000%, 1/1/17	320	BRL	128
Hellenic Republic Government Bond
2.000%, 2/24/23(2)	22	EUR	19
2.000%, 2/24/24(2)	22	EUR	19
2.000%, 2/24/25(2)	22	EUR	18
2.000%, 2/24/26(2)	22	EUR	18
2.000%, 2/24/27(2)	22	EUR	17
2.000%, 2/24/28(2)	22	EUR	17
2.000%, 2/24/29(2)	22	EUR	16
2.000%, 2/24/30(2)	22	EUR	16
2.000%, 2/24/31(2)	22	EUR	16
2.000%, 2/24/32(2)	22	EUR	15
2.000%, 2/24/33(2)	22	EUR	15
2.000%, 2/24/34(2)	22	EUR	15
2.000%, 2/24/35(2)	22	EUR	15
2.000%, 2/24/36(2)	22	EUR	15
2.000%, 2/24/37(2)	22	EUR	15
2.000%, 2/24/38(2)	22	EUR	15
2.000%, 2/24/39(2)	22	EUR	15
2.000%, 2/24/40(2)	22	EUR	15
2.000%, 2/24/41(2)	22	EUR	15
2.000%, 2/24/42(2)	22	EUR	15
Indonesia Treasury Bond 7.875%, 4/15/19	1,400,000	IDR	116
Instituto Costarricense de Electricidad RegS 6.375%, 5/15/43(3)	$200		173
Kenya Treasury Bonds 144A 0.000%, 4/23/18(2)(4)	250		236

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $1,256)			1,220

MUNICIPAL BONDS—0.6%

New Jersey—0.1%
Tobacco Settlement Financing Corp. Series 1-A 4.750%, 6/1/34	80		60
5.000%, 6/1/41	40		30

	PAR VALUE	VALUE

Puerto Rico—0.3%
Commonwealth of Puerto Rico, Series A 8.000%, 7/1/35	$220	$192
5.000%, 7/1/41	5	3
Puerto Rico Sales Tax Financing Corp. Series A 0.000%, 8/1/54	230	17

Texas—0.2%
Texas Public Finance Authority 8.250%, 7/1/24	100	100

TOTAL MUNICIPAL BONDS
(Identified Cost $409)		402

ASSET-BACKED SECURITIES—0.4%
Cutwater Ltd. CLO 14-1A, C 144A 3.931%, 7/15/26(2)(4)	100	91
Gallatin CLO VII Ltd. 14-1A, D 144A 3.991%, 7/15/23(2)(4)	30	28
Gallatin CLO VII Ltd. 14-1A, E 144A 5.901%, 7/15/23(2)(4)	25	24
Madison Park Funding XIV Ltd. CLO 14-14A, D, 144A 3.831%, 7/20/26(2)(4)	200	182

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $339)		325

CORPORATE BONDS—16.1%

Consumer Discretionary—1.4%
American Achievement Corp. 144A 10.875%, 4/15/16(4)	40	38
APX Group, Inc. 6.375%, 12/1/19	15	15
8.750%, 12/1/20	100	87
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	40	35
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	130	99
9.000%, 2/15/20	45	34

	PAR VALUE	VALUE

Consumer Discretionary—continued
Clear Channel Communications, Inc. PIK Interest Capitalization 14.000%, 2/1/21(5)	$ 20	$ 18
Edcon Pty Ltd. RegS 9.500%, 3/1/18(3)	150	123
Guitar Center, Inc. 144A 9.625%, 4/15/20(4)	60	44
JC Penney Corp., Inc. 5.650%, 6/1/20	125	103
Liberty Interactive LLC 8.250%, 2/1/30	60	66
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	65	67
PF Chang’s China Bistro, Inc. 144A 10.250%, 6/30/20(4)	15	15
Shingle Springs Tribal Gaming Authority 144A 9.750%, 9/1/21(4)	65	73
Toys R Us, Inc. 10.375%, 8/15/17	110	86
7.375%, 10/15/18	65	40
William Lyon Homes, Inc. 144A 7.000%, 8/15/22(4)	20	21
WMG Acquisition Corp. 144A 6.750%, 4/15/22(4)	30	30

		994

Consumer Staples—0.7%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc. 144A 7.750%, 10/15/22(4)	55	54
Kissner Milling Co., Ltd. 144A 7.250%, 6/1/19(4)	325	332
New Albertson’s, Inc. 7.750%, 6/15/26	110	105
7.450%, 8/1/29	5	5
8.700%, 5/1/30	5	5
SUPERVALU, Inc. 6.750%, 6/1/21	35	34

		535

Energy—4.4%
Alpha Natural Resources, Inc. 6.000%, 6/1/19	25	13

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT   (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Energy—continued
American Energy - Woodford LLC/AEW Finance Corp. 144A 9.000%, 9/15/22(4)	$ 20	$ 18
American Energy-Permian Basin LLC / AEPB Finance Corp. 144A 7.125%, 11/1/20(4)	45	40
7.375%, 11/1/21(4)	30	26
Berau Coal Energy Tbk PT RegS 7.250%, 3/13/17(3)	200	138
Bumi Investment Pte, Ltd. RegS 10.750%, 10/6/17(3)	250	97
Energy Transfer Equity LP 5.875%, 1/15/24	70	74
EXCO Resources, Inc. 8.500%, 4/15/22	35	31
Forbes Energy Services Ltd. 9.000%, 6/15/19	257	249
Linn Energy LLC / Linn Energy Finance Corp. 6.500%, 5/15/19	10	9
6.500%, 9/15/21	15	14
MIE Holdings Corp. 144A 7.500%, 4/25/19(4)	200	197
Offshore Drilling Holding SA RegS 8.625%, 9/20/20(3)	200	211
ONGC Videsh, Ltd. RegS 3.250%, 7/15/19(3)	200	200
Pacific Rubiales Energy Corp. 144A 5.625%, 1/19/25(4)	100	95
Pan American Energy LLC/Argentine Branch RegS 7.875%, 5/7/21(3)	60	64
Petroleos de Venezuela SA RegS 8.500%, 11/2/17(3)	77	59
6.000%, 11/15/26(3)	253	125
QGOG Constellation SA RegS 6.250%, 11/9/19(3)	200	197
Rockies Express Pipeline LLC 144A 6.000%, 1/15/19(4)	100	106

	PAR VALUE		VALUE

Energy—continued
Sabine Pass Liquefaction LLC 5.625%, 4/15/23	$ 205		$ 213
SandRidge Energy, Inc. 7.500%, 2/15/23	130		117
Sanjel Corp. 144A 7.500%, 6/19/19(4)	350		318
Seitel, Inc. 9.500%, 4/15/19	205		200
Teine Energy, Ltd. 144A 6.875%, 9/30/22(4)	66		63
Venoco, Inc. 8.875%, 2/15/19	289		241
Walter Energy, Inc. 144A 9.500%, 10/15/19(4)	35		31
YPF SA RegS 8.750%, 4/4/24(3)	47		49

			3,195

Financials—1.5%
Banco Btg Pactual SA/Luxembourg 144A 8.750%, 12/29/49(2)(4)	200		208
Banco do Brasil SA RegS 6.250%, 10/29/49(2)(3)	200		158
Earls Thirteen Ltd. 144A 0.000%, 4/28/18(4)(6)	149		148
Financiera de Desarrollo Territorial SA Findeter 144A 7.875%, 8/12/24(4)	83,00	0COP	41
Greektown Holdings LLC/Greektown Mothership Corp. 144A 8.875%, 3/15/19(4)	344		347
Ukreximbank Via Biz Finance PLC 8.750%, 1/22/18(7)	200		162

			1,064

Health Care—0.2%
Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.750%, 1/15/18	50		42

	PAR VALUE		VALUE

Health Care—continued
Kindred Healthcare, Inc. 144A 6.375%, 4/15/22(4)	$70		$ 69
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 144A 5.750%, 8/1/22(4)	30		32

			143

Industrials—3.4%
Cenveo Corp. 144A 8.500%, 9/15/22(4)	35		33
CEVA Group PLC 144A 7.000%, 3/1/21(4)	308		301
Harland Clarke Holdings Corp. 144A 9.250%, 3/1/21(4)	75		76
Lansing Trade Group LLC / Lansing Finance Co., Inc. 144A 9.250%, 2/15/19(4)	331		316
Michael Baker International LLC / CDL Acquisition Co., Inc. 144A 8.250%, 10/15/18(4)	223		228
Monitronics International, Inc. 9.125%, 4/1/20	65		67
Navigator Holdings Ltd. 144A 9.000%, 12/18/17(4)	328		350
Odebrecht Offshore Drilling Finance Ltd. RegS 6.750%, 10/1/22(3)	191		200
Red de Carreteras de Occidente SAPIB de CV RegS 9.000%, 6/10/28(3)	2,000	MXN	143
Ridgebury Crude Tankers LLC 144A 7.625%, 3/20/17(4)	308		314
ServiceMaster Co., LLC (The) 7.450%, 8/15/27	50		51
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 144A 6.375%, 5/1/22(4)	70		68

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Industrials—continued
Tervita Corp. 144A 8.000%, 11/15/18(4)	$308	$ 297
TransDigm, Inc. 6.000%, 7/15/22	15	15
6.500%, 7/15/24	20	21

		2,480

Information Technology—0.2%
BMC Software Finance, Inc. 144A 8.125%, 7/15/21(4)	75	72
Boxer Parent Co., Inc. PIK 144A 9.000%, 10/15/19(4)(8)	20	18
Zebra Technologies Corp. 144A 7.250%, 10/15/22(4)	25	27

		117

Materials—1.8%
AK Steel Corp. 7.625%, 10/1/21	30	30
Cimento Tupi SA 144A 9.750%, 5/11/18(4)	60	60
Cornerstone Chemical Co. 144A 9.375%, 3/15/18(4)	40	40
Evraz, Inc. NA Canada 144A 7.500%, 11/15/19(4)	45	45
Ferrexpo Finance PLC RegS 7.875%, 4/7/16(3)	200	191
First Quantum Minerals Ltd. RegS 7.000%, 2/15/21(3)	30	30
Gold Fields Orogen Holding BVI Ltd. RegS 4.875%, 10/7/20(3)	200	179
IAMGOLD Corp. 144A 6.750%, 10/1/20(4)	75	62
Momentive Performance Materials Escrow 0.000%, 10/24/21(9)	60	1
Momentive Performance Materials, Inc. 3.880%, 10/24/21(10)	60	53
Rain CII Carbon LLC / CII Carbon Corp. 144A 8.250%, 1/15/21(4)	75	77

	PAR VALUE		VALUE

Materials—continued
Turkiye Sise ve Cam Fabrikalari AS RegS 4.250%, 5/9/20(3)	$200		$ 197
Vedanta Resources PLC RegS 7.125%, 5/31/23(3)	300		306

			1,271

Telecommunication Services—2.1%
Avanti Communications Group PLC 144A 10.000%, 10/1/19(4)	608		590
Axtel SAB de CV 144A 8.000%, 1/31/20(2)(4)	15		15
Axtel SAB de CV RegS 8.000%, 1/31/20(2)(3)	90		91
Empresa de Telecomunicaciones de Bogota RegS 7.000%, 1/17/23(3)	20,000	COP	9
Sprint Capital Corp. 6.875%, 11/15/28	90		88
8.750%, 3/15/32	55		62
Sprint Corp. 144A 7.125%, 6/15/24(4)	50		51
T-Mobile USA, Inc. 6.375%, 3/1/25	20		21
Trilogy International Partners LLC / Trilogy International Finance, Inc. 144A 10.250%, 8/15/16(4)	620		632

			1,559

Utilities—0.4%
Dynegy Finance I, Inc. / Dynegy Finance II, Inc. 144A 7.375%, 11/1/22(4)	30		32
7.625%, 11/1/24(4)	25		26
Empresas Publicas de Medellin ESP 144A 7.625%, 9/10/24(4)	102,000	COP	50
GenOn Americas Generation LLC 9.125%, 5/1/31	100		94
Illinois Power Generating Co. 6.300%, 4/1/20	40		37

	PAR VALUE	VALUE

Utilities—continued
RJS Power Holdings LLC 144A 5.125%, 7/15/19(4)	$30	$ 30

		269

TOTAL CORPORATE BONDS (Identified Cost $12,060)		11,627

CONVERTIBLE BONDS—10.1%

Consumer Discretionary—0.8%
Ascent Capital Group, Inc. 4.000%, 7/15/20(11)	110	100
Blucora, Inc. 4.250%, 4/1/19	125	129
Carriage Services, Inc. 144A 2.750%, 3/15/21(4)(11)	90	97
Griffon Corp. 144A 4.000%, 1/15/17(4)(11)	100	111
JAKKS Pacific, Inc. 144A 4.875%, 6/1/20(4)(11)	60	51
Liberty Interactive LLC 3.750%, 2/15/30	62	39
Navistar International Corp. 144A 4.750%, 4/15/19(4)	90	90

		617

Consumer Staples—0.3%
Chiquita Brands International, Inc. 4.250%, 8/15/16	95	96
Vector Group Ltd. 1.750%, 4/15/20	90	97

		193

Energy—0.8%
Alon USA Energy, Inc. 144A 3.000%, 9/15/18(4)(11)	95	118
Alpha Natural Resources, Inc. 3.750%, 12/15/17	25	16
4.875%, 12/15/20(11)	135	63
Cobalt International Energy, Inc. 3.125%, 5/15/24	55	43
InterOil Corp. 2.750%, 11/15/15(11)	90	91
Peabody Energy Corp. 4.750%, 12/15/66(11)	130	87

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	PAR VALUE		VALUE

Energy—continued
Scorpio Tankers, Inc. 144A 2.375%, 7/1/19(4)(11)	$170		$ 165

			583

Financials—2.6%
American Residential Properties OP LP REIT 144A 3.250%, 11/15/18(4)(11)	90		97
Apollo Commercial Real Estate Finance, Inc. REIT 5.500%, 3/15/19	90		89
Bank of New York Mellon Luxembourg SA/The 0.000%, 12/15/50	100	EUR	81
Campus Crest Communities Operating Partnership LP REIT 144A 4.750%, 10/15/18(4)(11)	95		90
CBIZ, Inc. 144A 4.875%, 10/1/15(4)	70		91
Colony Financial, Inc. REIT 5.000%, 4/15/23(11)	90		92
Cowen Group, Inc. 144A 3.000%, 3/15/19(4)(11)	120		122
Element Financial Corp. 144A 5.125%, 6/30/19(4)	95	CAD	91
Euronet Worldwide, Inc. 144A 1.500%, 10/1/44(4)	5		5
Ezcorp, Inc. 144A 2.125%, 6/15/19(4)(11)	60		55
Forest City Enterprises, Inc. 3.625%, 8/15/20(11)	100		106
FXCM, Inc. 2.250%, 6/15/18(11)	115		122
GPT Property Trust LP REIT 144A 3.750%, 3/15/19(4)	90		100
IAS Operating Partnership LP REIT 144A 5.000%, 3/15/18(4)(11)	85		81
iStar Financial, Inc. REIT 144A 1.500%, 11/15/16(4)	125		129

	PAR VALUE	VALUE

Financials—continued
New Mountain Finance Corp. 144A 5.000%, 6/15/19(4)(11)	$125	$ 127
Prospect Capital Corp. 144A 4.750%, 4/15/20(4)	95	92
Redwood Trust, Inc. REIT 4.625%, 4/15/18(11)	100	100
Resource Capital Corp. REIT 6.000%, 12/1/18(11)	90	89
Starwood Waypoint Residential Trust REIT 144A 3.000%, 7/1/19(4)	105	103

		1,862

Health Care—1.6%
Accuray, Inc. 3.750%, 8/1/16	85	86
Acorda Therapeutics, Inc. 1.750%, 6/15/21(11)	95	101
Anacor Pharmaceuticals, Inc. 144A 2.000%, 10/15/21(4)	30	35
Corsicanto Ltd 3.500%, 1/15/32(11)	110	67
Depomed, Inc. 2.500%, 9/1/21(11)	130	139
Healthways, Inc. 1.500%, 7/1/18(11)	70	72
Insulet Corp. 2.000%, 6/15/19	90	103
Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	86	92
NuVasive, Inc. 2.750%, 7/1/17(11)	140	169
Sequenom, Inc. 5.000%, 10/1/17(11)	95	92
Spectrum Pharmaceuticals, Inc. 144A 2.750%, 12/15/18(4)	120	119
Synergy Pharmaceuticals, Inc. 144A 7.500%, 11/1/19(4)	20	23
TESARO, Inc. 3.000%, 10/1/21	90	96

		1,194

	PAR VALUE	VALUE

Industrials—0.7%
AAR Corp. Series B 2.250%, 3/1/16(11)	$115	$ 118
Cenveo Corp. 7.000%, 5/15/17	140	143
Encore Capital Group, Inc. 144A 2.875%, 3/15/21(4)(11)	65	64
InvenSense, Inc. 144A 1.750%, 11/1/18(4)	65	62
Sandisk Corp. 0.500%, 10/15/20	85	101

		488

Information Technology—2.0%
AOL, Inc. 144A 0.750%, 9/1/19(4)(11)	105	109
Electronic Arts, Inc. 0.750%, 7/15/16(11)	75	102
Electronics For Imaging, Inc. 144A 0.750%, 9/1/19(4)	50	53
Intel Corp. 2.950%, 12/15/35	70	89
Lam Research Corp. 1.250%, 5/15/18(11)	140	196
Monster Worldwide, Inc. 144A 3.500%, 10/15/19(4)	20	20
NetSuite, Inc. 0.250%, 6/1/18	25	28
NVIDIA Corp. 144A 1.000%, 12/1/18(4)	85	97
Photronics, Inc. 3.250%, 4/1/16	80	86
Priceline Group , Inc. (The) 1.000%, 3/15/18(11)	140	194
Red Hat, Inc. 144A 0.250%, 10/1/19(4)	70	75
Rudolph Technologies, Inc. 144A 3.750%, 7/15/16(4)(11)	65	68
TiVo, Inc. 144A 2.000%, 10/1/21(4)	100	98
TTM Technologies, Inc. 1.750%, 12/15/20	101	96
Violin Memory, Inc. 144A 4.250%, 10/1/19(4)	90	97
Vishay Intertechnology, Inc. 144A 2.250%, 5/15/41(4)(11)	90	79

		1,487

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	PAR
	VALUE	VALUE

Materials—0.2%
Silver Standard Resources, Inc. 144A 2.875%, 2/1/33(4)(11)	$75	$ 54
Stillwater Mining Co. 1.750%, 10/15/32	75	86

		140

Telecommunication Services—0.1%
Akamai Technologies, Inc. 144A 0.000%, 2/15/19(4)	70	71

Utilities—1.0%
Amyris, Inc. 144A 6.500%, 5/15/19(4)	90	82
Green Plains, Inc. 3.250%, 10/1/18	45	78
Renewable Energy Group, Inc. 2.750%, 6/15/19	90	93
SolarCity Corp. 2.750%, 11/1/18	85	101
SolarCity Corp. 144A 1.625%, 11/1/19(4)	90	88
Solazyme, Inc. 5.000%, 10/1/19(11)	160	126
SunEdison, Inc. 144A 0.250%, 1/15/20(4)(11)	125	125

		693

TOTAL CONVERTIBLE BONDS
(Identified Cost $7,450)		7,328

LOAN AGREEMENTS—7.1%

Consumer Discretionary—1.2%
1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim Horton’s) Term Loan B 0.000%, 10/27/21(12)	45	45
Adria Topco B.V. 9.000%, 6/19/19	20	25
AMF Bowling Centers, Inc. Term Loan B 7.250%, 9/18/21	40	40
AP NMT Acquisition B.V. First Lien Term Loan B 6.750%, 8/13/21	45	44

	PAR
	VALUE	VALUE

Consumer Discretionary—continued
AP NMT Acquisition B.V. First Lien Term Loan B Euro 7.000%, 8/13/21	$5	$ 6
Clear Channel Communications, Inc. Tranche D, 6.900%, 1/30/19	150	142
Dave & Buster’s, Inc. 4.500%, 7/25/20	28	28
Hoffmaster Group, Inc., First Lien 5.250%, 5/9/20	30	30
Indra Holdings Corp. First Lien 5.250%, 5/1/21	25	25
JC Penney Corp., Inc. 5.000%, 6/20/19	30	29
Mohegan Tribal Gaming Authority, Term Loan B 5.500%, 11/19/19	35	34
Nine West Holdings, Inc. 0.000%, 1/8/20(12)	25	23
Red Lobster Management LLC, First Lien 6.250%, 7/28/21	55	55
Scientific Games International, Inc. Term Loan B-2 6.000%, 10/1/21	40	39
Spencer Gifts LLC (Spirit Halloween Superstores LLC) 5.500%, 7/16/21	40	39
Toys ’R’ US-Delaware, Inc. Term Loan B-4 0.000%, 4/24/20(12)	40	37
Tribune Publishing Co. 5.750%, 8/4/21	75	75
Tyrol Acquisition 2 SAS 0.000%, 1/29/16(12)	54	66
Visant Corp. (fka Jostens) 7.000%, 9/23/21	35	35
Wilton Brands LLC (fka Wilton Brands, Inc.) Tranche B, 7.500%, 8/30/18	74	70

		887

	PAR
	VALUE	VALUE

Consumer Staples—0.5%
Albertson’s LLC, Term Loan B-4 4.500%, 8/25/21	$70	$ 70
Albertson’s LLC, Term Loan B-4-1 4.500%, 8/25/21	15	15
New Albertson’s, Inc. Term Loan B 4.750%, 6/27/21	55	54
North Atlantic Trading Co., Inc. First Lien 8.250%, 1/13/20	204	206
Vogue International LLC Tranche B, 5.250%, 2/14/20	15	15

		360

Energy—0.3%
KCA Deutag US Finance LLC (KCA Deutag GMBH) 6.250%, 5/15/20	25	24
OSG Bulk Ships, Inc. 5.250%, 8/5/19	75	74
OSG International, Inc. (OIN Delaware LLC) 5.750%, 8/5/19	75	74
Preferred Proppants LLC 6.750%, 7/27/20	55	53

		225

Financials—1.2%
Datapipe, Inc., Second Lien Second Lien 8.500%, 9/16/19	513	497
Omnitracs, LLC (Coronado Holdings, LLC) Second Lien 8.750%, 5/25/21	308	305
Sears Roebuck Acceptance Corp. (KMART Corp.) 5.500%, 6/30/18	35	34

		836

Health Care—0.6%
American Pacific Corp. 7.000%, 2/27/19	163	164
CCS Intermediate Holdings, LLC First Lien 5.000%, 7/23/21	75	74

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	PAR VALUE	VALUE

Health Care—continued
Curo Health Services Holdings, Inc. First Lien 5.750%, 6/8/20	$55	$ 54
Kindred Healthcare, Inc. 4.000%, 4/9/21	35	35
Onex Carestream Finance LP Second Lien 9.500%, 12/7/19	75	74
Surgery Center Holdings, Inc. First Lien 0.000%, 7/24/20(12)	30	30
Surgery Center Holdings, Inc., Second Lien 0.000%, 7/23/21(12)	25	25

		456

Industrials—0.3%
Aquilex LLC (Aquilex Intermediate Corp. Holdings LLC) Term Loan B 5.625%, 12/31/20	55	54
Gemini HDPE LLC 4.750%, 8/6/21	35	35
Koosharem, LLC 7.500%, 5/15/20	50	49
NN, Inc. 6.000%, 8/27/21	25	25
Photonis Technologies SAS First Lien 8.500%, 9/18/19	25	25

		188

Information Technology—2.4%
Active Network Bank Debt 9.500%, 11/15/21	310	312
Aricent Technologies (Aricent US, Inc.) First Lien 5.500%, 4/14/21	25	25
BMC Software Finance, Inc. 5.000%, 9/10/20	34	33
Dell International LLC, Term Loan B 4.500%, 4/29/20	110	110

	PAR VALUE	VALUE

Information Technology—continued
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC) First Lien 6.000%, 11/4/20	$612	$ 610
GTCR Valor Companies, Inc. First Lien 6.000%, 5/30/21	35	34
TelX Group, Inc., (The) Second Lien 7.500%, 4/9/21	615	604

		1,728

Materials—0.2%
Albaugh, LLC 6.000%, 5/31/21	54	53
AZ Chem US Inc. First Lien 4.500%, 6/11/21	67	67
Styrolution U.S. Holdings LLC Term Loan B 0.000%, 11/7/19(12)	40	40

		160

Utilities—0.4%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.) 4.250%, 6/19/16(10)	105	105
Texas Competitive Electric Holdings Co., LLC (TXU) 4.647%, 4/25/15(10)	250	182
4.647%, 10/10/17(10)	25	18

		305

TOTAL LOAN AGREEMENTS (Identified Cost $5,280)		5,145

	SHARES

PREFERRED STOCK—1.3%

Consumer Discretionary—0.1%
Barnes & Noble, Inc. Series J 144A 7.750%(4)	50	70

Consumer Staples—0.3%
Bunge Ltd. 4.875%	850	95

	SHARES	VALUE

Consumer Staples—continued
Post Holdings, Inc. 144A 3.750%(4)	620	$ 55
Universal Corp. /VA 6.750%	60	63

		213

Energy—0.5%
Chesapeake Energy Corp. 144A 5.750%(4)	80	88
PetroQuest Energy, Inc. Series B 6.875%	2,325	93
Rex Energy Corp. 6.000%	820	63
SandRidge Energy, Inc. 7.000%	985	83

		327

Financials—0.3%
Ally Financial, Inc. Series G 144A 7.000%(4)	225	226

Retail—0.1%
Ramco-Gershenson Properties Trust. Series D REIT 7.250%	1,455	93

TOTAL PREFERRED STOCK (Identified Cost $988)		929

COMMON STOCKS—30.4%

Consumer Discretionary—3.8%
Advance Auto Parts, Inc.	606	89
DISH Network Corp.(13)	4,030	257
Eutelsat Communications SA	5,200	169
Garmin, Ltd.	2,963	164
H&R Block, Inc.	2,534	82
Hanesbrands, Inc.	1,303	138
Harley-Davidson, Inc.	2,967	195
Jarden Corp.(13)	1,956	127
Liberty Global PLC. Class A(13)	5,382	245
Liberty Global PLC. Series C(13)	5,650	251
Liberty Media Corp. Class C(13)	5,632	270

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	SHARES	VALUE

Consumer Discretionary—continued
Liberty Media Corp. Class A(13)	5,647	$ 271
Pandora A/S	2,285	192
SES SA	5,208	180
Travelport Worldwide, Ltd.	491	7
Yum! Brands, Inc.	1,160	83

		2,720

Consumer Staples—1.8%
Cott Corp.	2,740	17
Hormel Foods Corp.	3,223	174
Molson Coors Brewing Co.	1,247	93
Nu Skin Enterprises, Inc. Class A	17,132	905
Tyson Foods, Inc. Class A	3,580	144

		1,333

Energy—3.8%
Exterran Holdings, Inc.	1,694	67
Gaslog Ltd.	2,131	44
Golar LNG Ltd	548	31
Halliburton Co.	4,423	244
Hess Corp.(11)	10,718	909
Kinder Morgan Management LLC(13)	2,606	248
Kinder Morgan, Inc.	570	22
Phillips 66	2,576	202
SandRidge Energy, Inc.(13)	7,500	29
SemGroup Corp. Class A	23	2
Targa Resources Corp.	658	85
Tesoro Corp.	5,137	367
Weatherford International PLC(13)	4,045	66
Williams Cos, Inc. (The)(11)	7,969	442

		2,758

Financials—2.2%
Ally Financial, Inc.(13)	395	9
Alpha Bank AE(13)	29,050	19
American Express Co.	781	70
AON PLC	743	64
Bank of America Corp.	3,726	64
Berkshire Hathaway, Inc. Class B(13)	1,134	159
Capital One Financial Corp.	521	43
Charles Schwab Corp. (The)	853	24

	SHARES	VALUE

Financials—continued
Chubb Corp. (The)	259	$ 26
Great Western Bancorp, Inc.(13)	189	4
Invesco Ltd.	2,274	92
JPMorgan Chase & Co.	3,695	224
Macquarie Korea Infrastructure Fund	3,500	23
National Bank of Greece SA(13)	36,593	88
Navient Corp.	4,501	89
Ocwen Financial Corp.(11)(13)	19,417	458
Prudential Financial, Inc.	896	79
Santander Consumer USA Holdings, Inc.	1,684	31

		1,566

Health Care—2.5%
Actavis PLC	907	220
Allergan Inc/United States	700	133
Biogen Idec, Inc.(13)	397	127
Bristol-Myers Squibb Co.	662	39
Community Health Systems, Inc.(13)	974	54
Gilead Sciences Inc(13)	658	74
Mallinckrodt PLC(13)	1,122	103
Medtronic Inc	1,193	81
Omnicare, Inc.	1,417	94
Pfizer, Inc.	16,780	503
Salix Pharmaceuticals, Ltd.(13)	2,327	335
Valeant Pharmaceuticals International, Inc.(13)	173	23

		1,786

Industrials—5.5%
Aeroports de Paris	650	77
Air Canada Class B(13)	1,503	12
American Airlines Group, Inc.	4,858	201
ASTM SpA	2,500	30
Atlantia SpA	13,150	310
Avis Budget Group, Inc.(13)	16,105	898
B/E Aerospace, Inc.(13)	882	66
Boeing Co. (The)	660	82
CSX Corp.	6,899	246
Delta Air Lines, Inc.	1,714	69
Fastenal Co.	994	44
Flughafen Wien AG	250	23

	SHARES	VALUE

Industrials—continued
Flughafen Zuerich AG	125	$ 79
Fraport AG Frankfurt Airport Services Worldwide	1,458	90
Hertz Global Holdings, Inc.(11)(13)	25,322	555
Honeywell International, Inc.	1,758	169
Macquarie Atlas Roads Group	14,200	38
Macquarie Infrastructure Co. LLC	1,086	78
Metalico, Inc.(13)	15,700	10
Norfolk Southern Corp.	1,600	177
Societa Iniziative Autostradali e Servizi SpA	5,350	53
Spirit AeroSystems Holdings, Inc. Class A(13)	2,297	90
Transurban Group	36,533	261
Vinci SA	5,310	303

		3,961

Information Technology—6.5%
Alliance Data Systems Corp.(13)	398	113
ARM Holdings PLC	1,492	64
ASML Holding NV	2,486	248
Avnet, Inc.	1,493	65
Broadcom Corp. Class A	6,643	278
eBay, Inc.(11)(13)	17,102	898
Facebook, Inc.(13)	3,297	247
FleetCor Technologies, Inc.(13)	594	89
InvenSense, Inc.(13)	650	11
Juniper Networks, Inc.	1,638	34
Microsoft Corp.	10,610	498
Motorola Solutions, Inc.	3,302	213
Samsung Electronics Co., Ltd. GDR	1,476	849
TTM Technologies, Inc.(13)	1,405	10
VeriSign, Inc.(13)	2,826	169
Web.com Group, Inc.(13)	1,430	29
Yahoo!, Inc.(11)(13)	19,511	898

		4,713

Materials—2.0%
AK Steel Holding Corp.(13)	8,109	61

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	SHARES	VALUE

Materials—continued
B2Gold Corp.(13)	11,445	$ 19
BASF SE	704	62
CF Industries Holdings, Inc.	457	119
Crown Holdings, Inc.(13)	2,250	108
Eastman Chemical Co.	2,213	179
LyondellBasell Industries NV, Class A	2,029	186
Methanex Corp.	5,323	316
Rockwood Holdings, Inc.	4,354	335
Severstal OAO GDR	4,354	46
Thompson Creek Metals Co., Inc.(13)	11,389	21

		1,452

Utilities—2.3%
AusNet Services	77,300	94
California Water Service Group	2,620	68
DUET Group	69,000	149
Hera SpA	37,200	98
Pennon Group PLC	9,915	132
PG&E Corp.	5,200	262
SJW Corp.	730	23
Snam SpA	33,900	183
Spark Infrastructure Group	55,500	93
Terna Rete Elettrica Nazionale SpA	49,489	249
Toho Gas Co. Ltd.	14,000	75
Tokyo Gas Co. Ltd.	49,000	277

		1,703

TOTAL COMMON STOCKS (Identified Cost $21,453)		21,992

RIGHTS—0.0%

Health Care—0.0%
Community Health Systems, Inc.(13)	6,335	—	(14)

TOTAL RIGHTS (Identified Cost $1)		—	(14)

WARRANTS—0.0%

Financials—0.0%
Piraeus Bank SA(13)	49,522	29

TOTAL WARRANTS (Identified Cost $43)		29

	SHARES	VALUE

EXCHANGE-TRADED FUNDS—0.1%

Exchange Traded Funds—0.1%
ProShares Short 20+ Year Treasury(13)	3,050	$ 82

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $90)		82

MASTER LIMITED PARTNERSHIPS—7.3%

Chemicals-Specialty—0.1%
Westlake Chemical Partners LP	2,485	75

Energy—0.1%
Tallgrass Energy Partners LP	174	8
VTTI Energy Partners LP	1,289	31

		39

Gas-Distribution—0.3%
AmeriGas Partners LP	198	9
Enable Midstream Partners LP	7,254	175
NGL Energy Partners LP	1,719	59

		243

Gas-Transportation—0.0%
PBF Logistics LP	958	23

Oil Components-Exploration and Production—0.2%
Memorial Production Partners LP	421	9
Summit Midstream Partners LP	3,317	156

		165

Oil-Field Services—0.4%
CrossAmerica Partners LP	2,160	73
Exterran Partners LP	6,237	173
Sprague Resources LP	385	9

		255

Oil-Refining and Marketing—0.1%
Northern Tier Energy LP	3,244	82

Pipelines—6.0%
Access Midstream Partners LP	2,877	179

	SHARES	VALUE

Pipelines—continued
Buckeye Partners LP	3,755	$ 283
Cone Midstream Partners LP(13)	971	29
Dominion Midstream Partners LP(13)	441	13
Energy Transfer Equity LP	10,549	616
Energy Transfer Partners LP	8,562	552
Enterprise Products Partners LP(11)	21,415	790
EQT Midstream Partners LP	1,621	144
JP Energy Partners LP(13)	242	4
Kinder Morgan Energy Partners LP	720	68
Magellan Midstream Partners LP	2,994	245
MarkWest Energy Partners LP	2,801	196
MPLX LP	2,236	149
Plains All American Pipeline LP	4,631	261
Plains GP Holdings LP Class A	3,771	108
QEP Midstream Partners LP	3,731	60
Rose Rock Midstream LP	2,090	115
Shell Midstream Partners LP(13)	4,812	162
Sunoco Logistics Partners LP	876	42
Tesoro Logistics LP	2,715	153
Williams Partners LP	2,461	127

		4,296

Transportation-Marine—0.1%
Teekay LNG Partners Ltd.	2,109	83
USD Partners LP(13)	116	2

		85

TOTAL MASTER LIMITED PARTNERSHIPS
(Identified Cost $4,915)		5,263

REAL ESTATE INVESTMENT TRUSTS—5.6%

Apartments—1.0%
AvalonBay Communities, Inc.	1,968	307
Camden Property Trust	1,882	144
Equity Residential	4,341	302

		753

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	SHARES	VALUE

Diversified—0.2%
Vornado Realty Trust	1,690	$ 185

Health Care—0.5%
HCP, Inc.	4,065	179
Senior Housing Properties Trust	1,079	24
Ventas, Inc.	2,607	179

		382

Industrial—0.2%
Prologis, Inc.	2,324	97
Terreno Realty Corp.	887	18

		115

Infrastructure—0.5%
American Tower Corp.	3,777	368

Lodging/Resort—0.4%
DiamondRock Hospitality Co.	3,563	51
LaSalle Hotel Properties	3,058	120
RLJ Lodging Trust	2,951	95
Sunstone Hotel Investors, Inc.	780	12

		278

Mixed—0.1%
Duke Realty Corp.	3,265	62

Office—0.6%
Alexandria Real Estate Equities, Inc.	688	57
BioMed Realty Trust, Inc.	1,946	42
Boston Properties, Inc.	2,473	314

		413

Regional Malls—1.0%
CBL & Associates Properties, Inc.	3,914	75
General Growth Properties, Inc.	2,668	69
Simon Property Group, Inc.	2,871	515
Taubman Centers, Inc.	1,255	95

		754

Self Storage—0.4%
CubeSmart	2,568	54
Public Storage	1,150	212

		266

	SHARES	VALUE

Shopping Centers—0.4%
Acadia Realty Trust	1,140	$ 36
DDR Corp.	3,367	61
Federal Realty Investment Trust	1,205	159
Ramco-Gershenson Properties Trust	976	17

		273

Timber—0.3%
Rayonier, Inc.	1,111	37
Weyerhaeuser Co.	4,584	155

		192

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Identified Cost $3,634)		4,041

	CONTRACTS

PURCHASED OPTIONS—0.0%

Call Options—0.0%
AAR Corp. Expiring 11/22/14 Strike Price $22.5	2	$—	(14)
Ally Financial, Inc. Expiring 12/20/14 Strike Price $2	7	—	(14)
Alpha Natural Resources, Inc. Expiring 01/17/15 Strike Price $4.50	50	—	(14)
Delta Air Lines, Inc. Expiring 01/17/15 Strike Price $40	11	3
DryShips, Inc. Expiring 12/12/14 Strike Price $4	25	—	(14)
Hewlett-Packard Co. Expiring 02/20/15 Strike Price $39	6	1	(14)
Life Lock, Inc. Expiring 11/22/14 Strike Price $12.50	10	4
Peabody Energy Corp. Expiring 01/17/15 Strike Price $18	13	—	(14)
Terex Corp. Expiring 01/17/15 Strike Price $32	7	—	(14)
Weatherford International, Inc. Expiring 11/22/14 Strike Price $24	5	—	(14)

		8

	CONTRACTS	VALUE

Put Options—0.0%
Markit CDX North America High Yield Index Expiring 12/17/14 Strike price $102	100	$ 2
Synergy Pharmaceuticals, Inc. Expiring 04/17/15 Strike Price $2.5	9	—	(14)

		2

TOTAL PURCHASED OPTIONS (Identified Cost $16)		10

TOTAL LONG TERM INVESTMENTS — 80.7%
(Identified Cost $57,934)		58,393

	SHARES

SHORT-TERM INVESTMENTS—20.3%

Money Market Mutual Funds—20.3%
BlackRock Liquidity Funds TempFund Portfolio - Institutional Shares (Seven-day effective yield 0.030%)	14,717,249	14,717

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $14,717)		14,717

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND WRITTEN OPTIONS — 101.0%
(Identified Cost $72,651)		73,110	(1)

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ reported in thousands)

	SHARES	VALUE

SECURITIES SOLD SHORT—(11.5)%

Consumer Discretionary—(0.2)%
Barnes & Noble, Inc.(13)	(1,950)	$(42)
Carriage Services, Inc.	(1,044)	(21)
LifeLock, Inc.(13)	(595)	(10)
Priceline Group , Inc. (The)	(37)	(45)
TiVo, Inc.	(1,145)	(15)

		(133)

Consumer Staples—0.0%
Bunge Ltd.	(227)	(20)

Energy—(0.2)%
Alon USA Energy, Inc.	(1,050)	(17)
Alpha Natural Resources, Inc.(13)	(884)	(2)
Amyris, Inc.	(450)	(1)
Chesapeake Energy Corp.	(435)	(10)
Cobalt International Energy, Inc.(13)	(1,670)	(20)
Green Plains, Inc.	(1,127)	(38)
SandRidge Energy, Inc.(13)	(7,500)	(29)

		(117)

Exchange Traded Funds—(7.8)%
Energy Select Sector SPDR Fund	(11,237)	(982)
iShares 7-10 Year Treasury Bond ETF	(6,229)	(654)
iShares Russell 2000 ETF	(22,192)	(2,587)
JPMorgan Alerian MLP Index ETN	(20,370)	(1,032)
SPDR S&P 500 ETF Trust	(1,510)	(304)
SPDR S&P Oil & Gas Exploration & Production ETF	(1,162)	(71)

		(5,630)

Financials—(0.1)%
CBIZ, Inc.(13)	(3,033)	(28)
FXCM, Inc.	(1,582)	(26)

		(54)

Health Care—(0.2)%
Acorda Therapeutics, Inc.(13)	(1,424)	(50)
Amarin Corp. PLC ADR(13)	(25,949)	(24)
Insulet Corp.(13)	(628)	(27)
NuVasive, Inc.(13)	(1,022)	(42)

		(143)

	SHARES	VALUE

Information Technology—(1.0)%
Akamai Technologies, Inc.(13)	(187)	$(11)
Alibaba Group Holding, Ltd. ADR(13)	(4,739)	(467)
Electronic Arts, Inc.(13)	(1,227)	(50)
Electronics For Imaging, Inc.(13)	(203)	(9)
Intel Corp.	(512)	(18)
Lam Research Corp.(13)	(552)	(43)
Monster Worldwide, Inc.(13)	(78)	—	(14)
NetSuite, Inc.(13)	(140)	(15)
NVIDIA Corp.(13)	(781)	(15)
Photronics, Inc.(13)	(2,263)	(21)
SanDisk Corp.	(210)	(20)
Violin Memory, Inc.(13)	(6,600)	(32)
Vishay Intertechnology, Inc.	(1,708)	(23)

		(724)

Retail—0.0%
Ramco-Gershenson Properties Trust (REIT)	(2,045)	(36)

Telecommunication Services—(1.3)%
AT&T, Inc.	(19,252)	(671)
Verizon Communications, Inc.	(6,170)	(310)

		(981)

	PAR VALUE

U.S. Government Securities—(0.7)%
United States Treasury Note/Bond	(485)	(493)

TOTAL SECURITIES SOLD SHORT (Proceeds $8,063)		(8,331	)(1)

	CONTRACTS

WRITTEN OPTIONS—0.0%

Put Options—0.0%
Hewlett-Packard Co. Expiring 02/20/15 Strike Price $34	(6)	$(1)
Terex Corp. Expiring 01/17/15 Strike Price $25	(7)	—	(14)

		(1)

TOTAL WRITTEN OPTIONS (Proceeds $1)		(1	)(1)

VALUE

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT AND WRITTEN OPTIONS — 89.5% (Identified Cost $64,587)	$64,778
Other assets and liabilities, net — 10.5%	7,583

NET ASSETS — 100.0%	$72,361

Footnote Legend:

(1)	Federal Income Tax Information: For tax
information at October 31, 2014, see Note 10
Federal Income Tax Information in the Notes
to Financial Statements.
(2)	Variable or step coupon security; interest rate
shown reflects the rate in effect at
October 31, 2014.
(3)	Regulation S security. Security is offered and
sold outside of the United States, therefore, it
is exempt from registration with the SEC
under rules 903 and 904 of the Securities Act
of 1933.
(4)	Security exempt from registration under
Rule 144A of the Securities Act of 1933. These
securities may be resold in transactions
exempt from registration, normally to
qualified institutional buyers. At October 31,
2014, these securities amounted to a value of
$10,390 or 14.4% of net assets.
(5)	99% of the income received was in cash
and 1% in PIK.
(6)	Illiquid security.
(7)	This note was issued for the sole purpose of
funding a loan agreement between the issuer
and the borrower. As the credit risk for this
security lies solely with the borrower, the
name represented here is that of the
borrower.
(8)	100% of the income received was in cash.
(9)	Security valued at fair value as determined in
good faith by or under the direction of the
Trustees. This security is disclosed as a level
3 security in the disclosure table located after
the Schedule of Investments and Securities
Sold Short.
(10)	Security in default.
(11)	All or a portion segregated as collateral for
securities sold short.
(12)	This loan will settle after October 31, 2014, at
which time the interest rate, based on the
London Interbank Offered Rate (“LIBOR”) and
the agreed upon spread on trade date, will be
known.
(13)	Non-income producing.
(14)	Amount is less than $500.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ reported in thousands)

Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
GDR	Global Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
MLP	Master Limited Partnership
PIK	Payment in Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trusts
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

Currencies:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	European Currency Unit
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

Country Weightings (Unaudited)†
United States	79%
United Kingdom	3
Canada	3
Italy	2
Marshall Islands	1
Luxembourg	1
Republic of Korea	1
Other	10

Total	100%

† % of total investments, net of securities sold short, as of October 31, 2014

Futures contracts as of October 31, 2014 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Unrealized Appreciation/(Depreciation)

Brent Crude Futures	November 2014	(4)	$ (343)	$ 28
Hang Seng Index Futures	November 2014	3	463	17
10-Year Mini JGB Future	December 2014	14	1,832	11
Euro - Bund Future	December 2014	5	945	10
Nikkei 225	December 2014	7	514	24
TOPIX Index Future	December 2014	2	239	8
Australian 10-Year Bond Future	December 2014	7	5,540	15
Cocoa Futures	December 2014	3	92	(6)
Corn Future	December 2014	(6)	(113)	(4)
Soybean Meal Future	December 2014	(1)	(39)	(8)
Wheat Future (CBT)	December 2014	(3)	(80)	(1)
LME Electrolytic Copper Futures	December 2014	1	168	(9)
LME Electrolytic Copper Futures	December 2014	(1)	(168)	— (a)
LME Primary Aluminum Futures	December 2014	4	207	(4)
LME Primary Aluminum Futures	December 2014	(1)	(52)	(3)
LME Zinc	December 2014	1	58	— (a)
LME Zinc	December 2014	(1)	(58)	2
DJIA E-Mini	December 2014	8	692	20
Euro STOXX 50	December 2014	5	194	(4)
NASDAQ 100 E-Mini	December 2014	8	664	20
Russell 2000 Mini Index	December 2014	3	351	12
S&P 500 E-Mini Future	December 2014	4	402	8
FTSE 100 Index Futures	December 2014	(1)	(104)	(4)
Soybean Oil Future	December 2014	(3)	(63)	(4)
Gasoline Rbob Future	December 2014	(1)	(90)	7
NY Harbor/Heating Oil	December 2014	(2)	(211)	4
Canada 10-Year Bond Future	December 2014	1	122	1
Gas Oil Future (Ice)	December 2014	(2)	(148)	9
Gold 100 Ounce Future	December 2014	(2)	(234)	11
Long Gilt Future	December 2014	1	184	4
Natural Gas Futures	December 2014	(5)	(194)	(1)
Silver Future	December 2014	(4)	(322)	51
U.S. 5 Year Treasury Note (CBT)	December 2014	(7)	(836)	(9)
U.S. Long Bond (CBT)	December 2014	11	1,552	19
WTI Crude Futures	December 2014	(2)	(161)	5
Soybean Future	March 2015	(2)	(105)	(10)
Cotton No. 2	March 2015	(1)	(31)	— (a)
Coffee ’C’ Future	March 2015	2	144	— (a)
3-Month Euro Euribor	March 2016	44	13,763	2
90 Days Euro Bond	March 2016	71	17,559	4
90 Days Sterling Bond	March 2016	50	9,868	20

Total				$ 245

Footnote Legend:

(a)	Amount is less than $500.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ reported in thousands)

Forward foreign currency exchange contracts as of October 31, 2014 were as follows:

Currency Purchased	Value		Currency Sold	Value		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD*	775		USD	703		Bank of America N.A.	12/19/14	$ (23)
AUD*	64		USD	56		Bank of America N.A.	12/19/14	— (a)
AUD*	45		USD	40		Bank of America N.A.	12/19/14	— (a)
AUD*	43		USD	37		Bank of America N.A.	12/19/14	— (a)
AUD*	36		USD	31		Bank of America N.A.	12/19/14	— (a)
AUD*	25		USD	22		Bank of America N.A.	12/19/14	— (a)
AUD*	14		USD	13		Bank of America N.A.	12/19/14	— (a)
AUD*	14		USD	12		Bank of America N.A.	12/19/14	— (a)
AUD*	10		USD	9		Bank of America N.A.	12/19/14	— (a)
AUD*	—	(a)	USD	—	(a)	Bank of America N.A.	12/19/14	— (a)
CAD*	22		USD	20		Bank of America N.A.	12/19/14	— (a)
CAD*	15		USD	13		Bank of America N.A.	12/19/14	— (a)
CAD*	7		USD	6		Bank of America N.A.	12/19/14	— (a)
CAD*	2		USD	2		Bank of America N.A.	12/19/14	— (a)
CAD*	1		USD	1		Bank of America N.A.	12/19/14	— (a)
CAD*	—	(a)	USD	—	(a)	Bank of America N.A.	12/19/14	— (a)
CAD*	—	(a)	USD	—	(a)	Bank of America N.A.	12/19/14	— (a)
CHF*	27		USD	28		Bank of America N.A.	12/19/14	— (a)
CHF*	24		USD	25		Bank of America N.A.	12/19/14	— (a)
CHF*	24		USD	25		Bank of America N.A.	12/19/14	— (a)
CHF*	17		USD	17		Bank of America N.A.	12/19/14	— (a)
CHF*	16		USD	17		Bank of America N.A.	12/19/14	— (a)
CHF*	14		USD	15		Bank of America N.A.	12/19/14	— (a)
CHF*	5		USD	5		Bank of America N.A.	12/19/14	— (a)
CHF*	3		USD	3		Bank of America N.A.	12/19/14	— (a)
CHF*	2		USD	2		Bank of America N.A.	12/19/14	— (a)
CHF*	—	(a)	USD	—	(a)	Bank of America N.A.	12/19/14	— (a)
EUR	55		USD	73		JPMorgan Chase Bank N.A.	11/03/14	(5)
EUR*	211		USD	267		Bank of America N.A.	12/19/14	(2)
EUR*	152		USD	194		Bank of America N.A.	12/19/14	(3)
EUR*	119		USD	151		Bank of America N.A.	12/19/14	(3)
EUR*	117		USD	149		Bank of America N.A.	12/19/14	(1)
EUR*	95		USD	120		Bank of America N.A.	12/19/14	(1)
EUR*	90		USD	113		Bank of America N.A.	12/19/14	(1)
EUR*	82		USD	103		Bank of America N.A.	12/19/14	(1)
EUR*	71		USD	89		Bank of America N.A.	12/19/14	(1)
EUR*	64		USD	80		Bank of America N.A.	12/19/14	— (a)
EUR*	60		USD	77		Bank of America N.A.	12/19/14	(1)
EUR*	58		USD	74		Bank of America N.A.	12/19/14	(1)
EUR*	57		USD	73		Bank of America N.A.	12/19/14	(2)
EUR*	40		USD	52		Bank of America N.A.	12/19/14	(1)
EUR*	28		USD	37		Bank of America N.A.	12/19/14	(1)
EUR*	22		USD	28		Bank of America N.A.	12/19/14	(1)
EUR*	20		USD	25		Bank of America N.A.	12/19/14	— (a)
EUR*	15		USD	19		Bank of America N.A.	12/19/14	— (a)
EUR*	13		USD	16		Bank of America N.A.	12/19/14	— (a)
EUR*	7		USD	9		Bank of America N.A.	12/19/14	— (a)
EUR*	1		USD	1		Bank of America N.A.	12/19/14	— (a)
GBP*	454		USD	738		Bank of America N.A.	12/19/14	(12)
GBP*	75		USD	120		Bank of America N.A.	12/19/14	— (a)
GBP*	46		USD	74		Bank of America N.A.	12/19/14	— (a)
GBP*	43		USD	71		Bank of America N.A.	12/19/14	(1)
GBP*	30		USD	48		Bank of America N.A.	12/19/14	— (a)
GBP*	20		USD	32		Bank of America N.A.	12/19/14	— (a)
GBP*	12		USD	20		Bank of America N.A.	12/19/14	(1)

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ reported in thousands)

Forward foreign currency exchange contracts as of October 31, 2014 were as follows: (continued)

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP*	5	USD	9	Bank of America N.A.	12/19/14	$ — (a)
GBP*	5	USD	8	Bank of America N.A.	12/19/14	— (a)
GBP*	1	USD	1	Bank of America N.A.	12/19/14	— (a)
JPY*	15,920	USD	146	Bank of America N.A.	12/19/14	(4)
JPY*	10,823	USD	101	Bank of America N.A.	12/19/14	(5)
JPY*	10,819	USD	102	Bank of America N.A.	12/19/14	(5)
JPY*	9,512	USD	89	Bank of America N.A.	12/19/14	(4)
JPY*	9,355	USD	86	Bank of America N.A.	12/19/14	(3)
JPY*	7,144	USD	66	Bank of America N.A.	12/19/14	(2)
JPY*	6,298	USD	59	Bank of America N.A.	12/19/14	(3)
JPY*	5,854	USD	55	Bank of America N.A.	12/19/14	(3)
JPY*	2,892	USD	26	Bank of America N.A.	12/19/14	(1)
JPY*	2,797	USD	26	Bank of America N.A.	12/19/14	(1)
JPY*	2,538	USD	24	Bank of America N.A.	12/19/14	(1)
JPY*	1,912	USD	18	Bank of America N.A.	12/19/14	(1)
JPY*	1,861	USD	17	Bank of America N.A.	12/19/14	— (a)
JPY*	1,067	USD	10	Bank of America N.A.	12/19/14	— (a)
JPY*	1,054	USD	10	Bank of America N.A.	12/19/14	— (a)
JPY*	978	USD	9	Bank of America N.A.	12/19/14	— (a)
JPY*	894	USD	8	Bank of America N.A.	12/19/14	— (a)
MXN*	5,443	USD	410	Bank of America N.A.	12/19/14	(7)
MXN*	286	USD	22	Bank of America N.A.	12/19/14	— (a)
MXN*	114	USD	9	Bank of America N.A.	12/19/14	— (a)
MXN*	63	USD	5	Bank of America N.A.	12/19/14	— (a)
MXN*	11	USD	1	Bank of America N.A.	12/19/14	— (a)
MXN*	7	USD	1	Bank of America N.A.	12/19/14	— (a)
NZD*	49	USD	38	Bank of America N.A.	12/19/14	— (a)
NZD*	33	USD	27	Bank of America N.A.	12/19/14	(1)
NZD*	30	USD	24	Bank of America N.A.	12/19/14	— (a)
NZD*	25	USD	19	Bank of America N.A.	12/19/14	— (a)
NZD*	19	USD	15	Bank of America N.A.	12/19/14	(1)
NZD*	15	USD	12	Bank of America N.A.	12/19/14	— (a)
NZD*	12	USD	9	Bank of America N.A.	12/19/14	— (a)
NZD*	9	USD	7	Bank of America N.A.	12/19/14	— (a)
NZD*	7	USD	5	Bank of America N.A.	12/19/14	— (a)
NZD*	2	USD	1	Bank of America N.A.	12/19/14	— (a)
NZD*	1	USD	1	Bank of America N.A.	12/19/14	— (a)
USD	75	EUR	55	JPMorgan Chase Bank N.A.	11/03/14	7
USD	157	EUR	120	JPMorgan Chase Bank N.A.	12/04/14	7
USD	29	EUR	23	JPMorgan Chase Bank N.A.	12/04/14	1
USD	19	EUR	15	JPMorgan Chase Bank N.A.	12/04/14	— (a)
USD	14	EUR	11	JPMorgan Chase Bank N.A.	12/04/14	— (a)
USD	13	EUR	11	JPMorgan Chase Bank N.A.	12/04/14	— (a)
USD	10	EUR	8	JPMorgan Chase Bank N.A.	12/04/14	— (a)
USD	5	EUR	4	JPMorgan Chase Bank N.A.	12/04/14	— (a)
USD	32	EUR	25	BNY Mellon Capital Markets LLC	12/15/14	— (a)
USD	92	EUR	71	JPMorgan Chase Bank N.A.	12/16/14	3
USD*	227	AUD	254	Bank of America N.A.	12/19/14	4
USD*	203	AUD	227	Bank of America N.A.	12/19/14	4
USD*	177	AUD	196	Bank of America N.A.	12/19/14	5
USD*	151	AUD	170	Bank of America N.A.	12/19/14	2
USD*	87	AUD	98	Bank of America N.A.	12/19/14	1
USD*	70	AUD	78	Bank of America N.A.	12/19/14	2
USD*	63	AUD	71	Bank of America N.A.	12/19/14	1
USD*	43	AUD	48	Bank of America N.A.	12/19/14	1

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ reported in thousands)

Forward foreign currency exchange contracts as of October 31, 2014 were as follows: (continued)

Currency Purchased	Value		Currency Sold	Value		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD*	34		AUD	39		Bank of America N.A.	12/19/14	$ — (a)
USD*	33		AUD	38		Bank of America N.A.	12/19/14	— (a)
USD*	32		AUD	37		Bank of America N.A.	12/19/14	— (a)
USD*	11		AUD	12		Bank of America N.A.	12/19/14	— (a)
USD*	4		AUD	5		Bank of America N.A.	12/19/14	— (a)
USD*	4		AUD	4		Bank of America N.A.	12/19/14	— (a)
USD*	3		AUD	3		Bank of America N.A.	12/19/14	— (a)
USD*	—	(a)	AUD	—	(a)	Bank of America N.A.	12/19/14	— (a)
USD*	—	(a)	AUD	—	(a)	Bank of America N.A.	12/19/14	— (a)
USD*	263		CAD	290		Bank of America N.A.	12/19/14	6
USD*	105		CAD	118		Bank of America N.A.	12/19/14	— (a)
USD*	49		CAD	55		Bank of America N.A.	12/19/14	— (a)
USD*	45		CAD	50		Bank of America N.A.	12/19/14	1
USD*	40		CAD	45		Bank of America N.A.	12/19/14	— (a)
USD*	39		CAD	43		Bank of America N.A.	12/19/14	1
USD*	19		CAD	21		Bank of America N.A.	12/19/14	— (a)
USD*	16		CAD	18		Bank of America N.A.	12/19/14	— (a)
USD*	10		CAD	11		Bank of America N.A.	12/19/14	— (a)
USD*	6		CAD	7		Bank of America N.A.	12/19/14	— (a)
USD*	5		CAD	5		Bank of America N.A.	12/19/14	— (a)
USD*	4		CAD	5		Bank of America N.A.	12/19/14	— (a)
USD*	4		CAD	5		Bank of America N.A.	12/19/14	— (a)
USD*	4		CAD	4		Bank of America N.A.	12/19/14	— (a)
USD*	2		CAD	2		Bank of America N.A.	12/19/14	— (a)
USD*	2		CAD	2		Bank of America N.A.	12/19/14	— (a)
USD*	—	(a)	CAD	—	(a)	Bank of America N.A.	12/19/14	— (a)
USD*	—	(a)	CAD	—	(a)	Bank of America N.A.	12/19/14	— (a)
USD*	617		CHF	576		Bank of America N.A.	12/19/14	18
USD*	117		CHF	109		Bank of America N.A.	12/19/14	3
USD*	113		CHF	107		Bank of America N.A.	12/19/14	2
USD*	75		CHF	71		Bank of America N.A.	12/19/14	1
USD*	53		CHF	50		Bank of America N.A.	12/19/14	— (a)
USD*	48		CHF	45		Bank of America N.A.	12/19/14	1
USD*	39		CHF	36		Bank of America N.A.	12/19/14	1
USD*	28		CHF	27		Bank of America N.A.	12/19/14	— (a)
USD*	21		CHF	20		Bank of America N.A.	12/19/14	— (a)
USD*	18		CHF	17		Bank of America N.A.	12/19/14	— (a)
USD*	15		CHF	14		Bank of America N.A.	12/19/14	— (a)
USD*	12		CHF	11		Bank of America N.A.	12/19/14	— (a)
USD*	11		CHF	10		Bank of America N.A.	12/19/14	— (a)
USD*	10		CHF	9		Bank of America N.A.	12/19/14	— (a)
USD*	7		CHF	7		Bank of America N.A.	12/19/14	— (a)
USD*	7		CHF	6		Bank of America N.A.	12/19/14	— (a)
USD*	4		CHF	3		Bank of America N.A.	12/19/14	— (a)
USD*	1,675		EUR	1,292		Bank of America N.A.	12/19/14	55
USD*	59		EUR	46		Bank of America N.A.	12/19/14	1
USD*	51		EUR	40		Bank of America N.A.	12/19/14	1
USD*	49		EUR	38		Bank of America N.A.	12/19/14	2
USD*	46		EUR	36		Bank of America N.A.	12/19/14	1
USD*	28		EUR	22		Bank of America N.A.	12/19/14	1
USD*	17		EUR	13		Bank of America N.A.	12/19/14	— (a)
USD*	6		EUR	5		Bank of America N.A.	12/19/14	— (a)
USD*	4		EUR	3		Bank of America N.A.	12/19/14	— (a)
USD*	261		GBP	163		Bank of America N.A.	12/19/14	1
USD*	209		GBP	130		Bank of America N.A.	12/19/14	— (a)

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT  (Continued)

OCTOBER 31, 2014

($ reported in thousands)

Forward foreign currency exchange contracts as of October 31, 2014 were as follows: (continued)

Currency Purchased	Value		Currency Sold	Value		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD*	192		GBP	120		Bank of America N.A.	12/19/14	$ (1)
USD*	141		GBP	87		Bank of America N.A.	12/19/14	2
USD*	105		GBP	65		Bank of America N.A.	12/19/14	1
USD*	96		GBP	59		Bank of America N.A.	12/19/14	1
USD*	87		GBP	53		Bank of America N.A.	12/19/14	1
USD*	65		GBP	40		Bank of America N.A.	12/19/14	1
USD*	53		GBP	33		Bank of America N.A.	12/19/14	1
USD*	50		GBP	30		Bank of America N.A.	12/19/14	1
USD*	35		GBP	21		Bank of America N.A.	12/19/14	1
USD*	31		GBP	19		Bank of America N.A.	12/19/14	1
USD*	29		GBP	18		Bank of America N.A.	12/19/14	— (a)
USD*	28		GBP	17		Bank of America N.A.	12/19/14	— (a)
USD*	24		GBP	15		Bank of America N.A.	12/19/14	— (a)
USD*	11		GBP	7		Bank of America N.A.	12/19/14	— (a)
USD*	5		GBP	3		Bank of America N.A.	12/19/14	— (a)
USD*	3		GBP	2		Bank of America N.A.	12/19/14	— (a)
USD*	2		GBP	1		Bank of America N.A.	12/19/14	— (a)
USD*	1		GBP	1		Bank of America N.A.	12/19/14	— (a)
USD*	—	(a)	GBP	—	(a)	Bank of America N.A.	12/19/14	— (a)
USD*	913		JPY	97,355		Bank of America N.A.	12/19/14	46
USD*	203		JPY	21,928		Bank of America N.A.	12/19/14	8
USD*	54		JPY	5,878		Bank of America N.A.	12/19/14	2
USD*	40		JPY	4,396		Bank of America N.A.	12/19/14	1
USD*	34		JPY	3,644		Bank of America N.A.	12/19/14	2
USD*	34		JPY	3,626		Bank of America N.A.	12/19/14	2
USD*	29		JPY	3,109		Bank of America N.A.	12/19/14	1
USD*	18		JPY	1,976		Bank of America N.A.	12/19/14	1
USD*	18		JPY	1,978		Bank of America N.A.	12/19/14	1
USD*	13		JPY	1,362		Bank of America N.A.	12/19/14	1
USD*	13		JPY	1,377		Bank of America N.A.	12/19/14	— (a)
USD*	11		JPY	1,195		Bank of America N.A.	12/19/14	— (a)
USD*	10		JPY	1,131		Bank of America N.A.	12/19/14	— (a)
USD*	9		JPY	1,009		Bank of America N.A.	12/19/14	— (a)
USD*	2		JPY	187		Bank of America N.A.	12/19/14	— (a)
USD*	73		MXN	989		Bank of America N.A.	12/19/14	— (a)
USD*	68		MXN	918		Bank of America N.A.	12/19/14	— (a)
USD*	62		MXN	847		Bank of America N.A.	12/19/14	— (a)
USD*	58		MXN	784		Bank of America N.A.	12/19/14	— (a)
USD*	55		MXN	734		Bank of America N.A.	12/19/14	— (a)
USD*	50		MXN	668		Bank of America N.A.	12/19/14	— (a)
USD*	19		MXN	250		Bank of America N.A.	12/19/14	— (a)
USD*	5		MXN	72		Bank of America N.A.	12/19/14	— (a)
USD*	5		MXN	61		Bank of America N.A.	12/19/14	— (a)
USD*	2		MXN	28		Bank of America N.A.	12/19/14	— (a)
USD*	—	(a)	MXN	3		Bank of America N.A.	12/19/14	— (a)
USD*	—	(a)	MXN	—	(a)	Bank of America N.A.	12/19/14	— (a)
USD*	205		NZD	252		Bank of America N.A.	12/19/14	9
USD*	72		NZD	91		Bank of America N.A.	12/19/14	1
USD*	25		NZD	32		Bank of America N.A.	12/19/14	1
USD*	23		NZD	30		Bank of America N.A.	12/19/14	— (a)
USD*	16		NZD	20		Bank of America N.A.	12/19/14	1
USD*	16		NZD	21		Bank of America N.A.	12/19/14	— (a)
USD*	13		NZD	16		Bank of America N.A.	12/19/14	— (a)
USD*	13		NZD	16		Bank of America N.A.	12/19/14	— (a)
USD*	12		NZD	15		Bank of America N.A.	12/19/14	— (a)

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ reported in thousands)

Forward foreign currency exchange contracts as of October 31, 2014 were as follows: (continued)
Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD*	11	NZD	14	Bank of America N.A.	12/19/14	$ — (a)
USD*	6	NZD	8	Bank of America N.A.	12/19/14	— (a)
USD*	4	NZD	5	Bank of America N.A.	12/19/14	— (a)
USD*	1	NZD	2	Bank of America N.A.	12/19/14	— (a)
USD*	1	NZD	2	Bank of America N.A.	12/19/14	— (a)
USD*	1	NZD	1	Bank of America N.A.	12/19/14	— (a)
USD*	1	NZD	1	Bank of America N.A.	12/19/14	— (a)
USD*	1	NZD	1	Bank of America N.A.	12/19/14	— (a)
USD*	—(a)	NZD	—(a)	Bank of America N.A.	12/19/14	— (a)
USD*	—(a)	NZD	—(a)	Bank of America N.A.	12/19/14	— (a)
USD	135	EUR	105	JPMorgan Chase Bank N.A.	1/02/15	3
USD	73	EUR	58	JPMorgan Chase Bank N.A.	1/02/15	1
USD	69	EUR	54	JPMorgan Chase Bank N.A.	1/02/15	1
USD	68	EUR	54	JPMorgan Chase Bank N.A.	1/02/15	— (a)
USD	110	EUR	86	JPMorgan Chase Bank N.A.	1/23/15	2
USD	36	EUR	28	JPMorgan Chase Bank N.A.	1/23/15	1
USD	27	EUR	21	JPMorgan Chase Bank N.A.	1/23/15	— (a)
Total						$ 124

Footnote Legend:

(a)	Amount is less than $500.
*	Non deliverable forward. See Note 3B in the Notes to Financial Statements.

Over-the-counter total return swap outstanding as of October 31, 2014 was as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount			Market Value			Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Ingenico	Federal Funds Effective Rate Plus 0.60% (a)	Morgan Stanley	4/25/16	$64	$	USD	$	—(b	)	$—	$—	(b)
Total							$	—(b	)	$—	$—	(b)

Footnote Legend:

(a)The Fund pays the floating rate and receives the total return of the reference entity.

(b)Amount is less than $500.

Over-the-counter total return basket swap(a) outstanding at October 31, 2014 was as follows:

Counterparty	Description	Notional	Termination Date	Value

Morgan Stanley	The Fund pays the total return on a portfolio of short positions and receives the Federal Funds Effective Rate (+/- a spread), which is denominated in U.S. Dollars based on the local currencies of the positions within the swap. The portfolio consists of about 200 short positions in U.S. Equities and ADRs which are diversified across all sectors and have a market cap restricted to the top 700 positions in the Russell 3000. There are no embedded fees.	5,652	4/28/16	$(3)

Footnote Legend:

(a)Net payment made at reset date.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2014 (See Security Valuation Note 2B in the Notes to Financial Statements):

	Total Value at October 31, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Foreign Government Securities	$ 1,220	$ —	$ 984	$ 236
Municipal Bonds	402	—	402	—
Asset-Backed Securities	325	—	325	—
Corporate Bonds	11,627	—	11,478	149
Convertible Bonds	7,328	—	7,261	67
Loan Agreements	5,145	—	5,145	—
Equity Securities:
Preferred Stock	929	186	743	—
Common Stocks	21,992	21,992	—	—
Rights	—(a)	— (a)	—	—
Warrants	29	29	—	—
Exchange-Traded Funds	82	82	—	—
Master Limited Partnerships	5,263	5,263	—	—
Real Estate Investment Trusts	4,041	4,041	—	—
Short-Term Investments	14,717	14,717	—	—
Purchased Options	10	10	— (a)	—
Futures Contracts	312	312	—	—
Foreign currency exchange contracts	236	—	236	—
Over-the-Counter Total Return Swap	—(a)	—	— (a)	—

Total Assets	73,658	46,632	26,574	452

Liabilities:
Securities Sold Short	(8,331)	(7,838)	(493)	—
Written Options	(1)	(1)	—	—
Futures Contracts	(67)	(67)	—	—
Foreign currency exchange contracts	(112)	—	(112)	—
Over-the-Counter Total Return Basket Swap	(3)	—	(3)	—

Total Liabilities	$(8,514)	$(7,906)	$ (608)	$ —

Footnote Legend:

(a)	Amount is less than $500.

There were no transfers between levels for the period.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE TOTAL SOLUTION FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

OCTOBER 31, 2014

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments which significant unobservable inputs were used to determine fair value.

	Total	Foreign Government Securities	Corporate Bonds	Convertible Bonds
Investments in Securities
Balance as of April 23, 2014(a)
Accrued discount/(premium)	$ — (b)	$ —	$ —	$ — (b)
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(c)	(36)	(12)	— (b)	(24)
Purchases	489	248	150	91
Sales	—	—	—	—
Transfers into Level 3(d)	—	—	—	—
Transfers from Level 3(d)	—	—	—	—
Paydowns	(1)	—	(1)	—

Balance as of October 31, 2014	$ 452	$ 236 (e)	$ 149 (e)	$ 67 (e)

Footnote Legend:

(a)	Inception date.

(b)	Amount is less than $500.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations. The change in unrealized appreciation (depreciation) on investments still held as of October 31, 2014 was $(36).

(d)	“Transfers into and/or from” represent the ending value as of October 31, 2014, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2014

($ are reported in thousands)

	PAR VALUE	VALUE

U.S. GOVERNMENT SECURITIES—18.8%

Non-Agency—18.8%
United States Treasury Notes 0.500%, 8/31/16(2)	$4,000	$4,006
0.625%, 8/31/17	700	694

TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $4,690)		4,700

FOREIGN GOVERNMENT SECURITIES—3.3%
Croatia Government International Bond 144A 6.375%, 3/24/21(3)	200	221
El Salvador Government International Bond 144A 6.375%, 1/18/27(3)	125	129
Kazakhstan Government International Bond 144A 4.875%, 10/14/44(3)	200	193
Sri Lanka Government International Bond 144A 6.000%, 1/14/19(3)	200	212
Venezuela Government International Bond 7.650%, 4/21/25	120	73

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $825)		828

MORTGAGED-BACKED SECURITIES—7.9%

Non-Agency—7.9%
Bear Stearns Commercial Mortgage Securities Trust 07-PW15, AM 5.363%, 2/11/44	125	130
CD Commercial Mortgage Trust 07-CD4, AMFX 5.366%, 12/11/49(4)	240	251
Citigroup Mortgage Loan Trust, Inc. 03-UP3, A2 7.000%, 9/25/33	55	58

	PAR VALUE	VALUE

Non-Agency—continued
Citigroup Mortgage Loan Trust, Inc. 04-UST1, A3 2.140%, 8/25/34(4)	$20	$ 20
Colony Multifamily 2.543%, 4/20/50	250	250
Credit Suisse Commercial Mortgage Trust 07-C5, A1AM 5.870%, 9/15/40(4)	300	309
FNMA Connecticut Avenue Securities 14-C02, 2M2 2.752%, 5/25/24(4)	250	225
GSMPS Mortgage Loan Trust 06-RP1, 1A4 144A 8.500%, 1/25/36(3)	108	116
GSR Mortgage Loan Trust 07-1F, 2A2 5.500%, 1/25/37	31	30
Hilton USA Trust 13-HLT, EFX 144A 5.222%, 11/5/30(3)(4)	250	255
Morgan Stanley Capital I Trust 07-IQ14, AM 5.684%, 4/15/49(4)	300	313
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 03-34A, 6A 2.576%, 11/25/33(4)	13	12

TOTAL MORTGAGED-BACKED SECURITIES
(Identified Cost $1,981)		1,969

ASSET-BACKED SECURITIES—7.6%
American Homes 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(3)	280	281
Carnow Auto Receivables Trust 14-1A, D 144A 4.160%, 11/15/18(3)	250	250
CKE Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	367	373

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES—continued
Domino’s Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(3)	$290	$ 306
Exeter Automobile Receivables Trust 14-3A, D 144A 5.690%, 4/15/21(3)	125	125
Foursight Capital Automobile Receivables Trust 14-1, B 144A 3.560%, 11/22/21(3)	250	252
New Century Home Equity Loan Trust 05-A, A4W 5.035%, 8/25/35(4)	44	46
Santander Drive Auto Receivables Trust 14-4, D 3.100%, 11/16/20	250	252

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $1,878)		1,885

CORPORATE BONDS—47.6%

Consumer Discretionary—7.1%
Boyd Gaming Corp. 9.000%, 7/1/20	135	146
CCOH Safari LLC 5.500%, 12/1/22	150	151
Cequel Communications Holdings I LLC / Cequel Capital Corp. 144A 5.125%, 12/15/21(3)	105	103
5.125%, 12/15/21(3)	45	44
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20	145	155
Cumulus Media Holdings, Inc. 7.750%, 5/1/19	155	160
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	140	144
JC Penney Corp., Inc. 8.125%, 10/1/19	35	34
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	175	188
Meritor, Inc. 6.750%, 6/15/21	125	133
MPG Holdco I, Inc. 144A 7.375%, 10/15/22(3)	20	21

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2014

($ are reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	$150	$ 161
Sinclair Television Group, Inc. 5.375%, 4/1/21	135	136
Station Casinos LLC 7.500%, 3/1/21	150	158
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 144A 5.250%, 4/15/21(3)	30	30

		1,764

Consumer Staples—0.2%
WhiteWave Foods Co. (The) 5.375%, 10/1/22	40	42

Energy—8.4%
BreitBurn Energy Partners LP / BreitBurn Finance Corp. 7.875%, 4/15/22	130	125
California Resources Corp. 144A 5.500%, 9/15/21(3)	45	46
6.000%, 11/15/24(3)	75	77
Carrizo Oil & Gas, Inc. 7.500%, 9/15/20	60	61
Carrizo Oil & Gas, Inc. 144A 7.500%, 9/15/20(3)	100	101
Endeavor Energy Resources LP / EER Finance, Inc. 144A 7.000%, 8/15/21(3)	49	50
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. 6.875%, 2/15/23	110	124
Gulfport Energy Corp. 144A 7.750%, 11/1/20(3)	140	144
Halcon Resources Corp. 8.875%, 5/15/21	155	128
Laredo Petroleum, Inc. 7.375%, 5/1/22	70	73

	PAR VALUE	VALUE

Energy—continued
Memorial Production Partners LP / Memorial Production Finance Corp. 7.625%, 5/1/21	$150	$ 146
NGL Energy Partners LP / NGL Energy Finance Corp. 144A 5.125%, 7/15/19(3)	20	20
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	200	210
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(3)	155	156
Petroleos de Venezuela SA 144A 6.000%, 5/16/24(3)	220	113
Petroleos Mexicanos 144A 4.250%, 1/15/25(3)	100	101
5.500%, 6/27/44(3)	100	104
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	200	198
Transocean, Inc. 3.800%, 10/15/22	135	122

		2,099

Financials—10.8%
Aircastle, Ltd. 5.125%, 3/15/21	155	157
Allstate Corp. (The) 5.750%, 8/15/53(4)	115	122
Ashtead Capital, Inc. 144A 5.625%, 10/1/24(3)	200	209
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.500%, 4/1/23	145	147
Banco Bradesco SA/Cayman Islands 144A 5.900%, 1/16/21(3)	115	122
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(3)	115	124
Bank of America Corp. 4.200%, 8/26/24	60	60
Corpbanca SA 144A 3.875%, 9/22/19(3)	200	202

	PAR VALUE	VALUE

Financials—continued
First Niagara Financial Group, Inc. 6.750%, 3/19/20	$130	$ 149
General Motors Financial Co., Inc. 4.750%, 8/15/17	120	129
Hospitality Properties Trust 4.500%, 3/15/25	125	124
ICICI Bank Ltd/Dubai 144A 4.800%, 5/22/19(3)	200	212
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 7/1/21	155	145
Nordea Bank AB 144A 4.250%, 9/21/22(3)	200	208
PennantPark Investment Corp. 4.500%, 10/1/19	130	131
PKO Finance AB (PKO Bank PL) 144A 4.630%, 9/26/22(3)(5)	200	210
Sabra Health Care LP / Sabra Capital Corp. 5.500%, 2/1/21	40	42
TIAA Asset Management Finance Co. LLC 144A 4.125%, 11/1/24(3)	110	111
York Risk Services Holding Corp. 144A 8.500%, 10/1/22(3)	80	82

		2,686

Health Care—1.6%
HCA, Inc. 6.500%, 2/15/20	55	61
7.500%, 2/15/22	85	99
Owens & Minor, Inc. 3.875%, 9/15/21	20	20
Tenet Healthcare Corp. 4.750%, 6/1/20	75	77
8.125%, 4/1/22	65	75
Tenet Healthcare Corp. 144A 5.500%, 3/1/19(3)	75	77

		409

Industrials—6.2%
AECOM Technology Corp. 144A 5.750%, 10/15/22(3)	60	63

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2014

($ are reported in thousands)

	PAR VALUE	VALUE

Industrials—continued
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(3)	$135	$ 145
Air Canada 144A 6.750%, 10/1/19(3)	140	148
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(3)	154	156
American Airlines Pass Through Trust 14-1, B 4.375%, 10/1/22	250	254
Anna Merger Sub, Inc. 144A 7.750%, 10/1/22(3)	125	129
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	150	155
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(3)	70	73
Building Materials Corp. of America 144A 5.375%, 11/15/24(3)	60	60
Masco Corp. 5.950%, 3/15/22	135	148
Rexel SA 144A 5.250%, 6/15/20(3)	200	202

		1,533

Information Technology—2.0%
Avaya, Inc. 144A 7.000%, 4/1/19(3)	150	148
First Data Corp. 11.750%, 8/15/21	160	189
First Data Corp. 144A 8.250%, 1/15/21(3)	115	125
First Data Holdings, Inc. PIK 144A 14.500%, 9/24/19(3)(6)	35	37

		499

Materials—7.3%
Alpek SAB de CV 144A 5.375%, 8/8/23(3)	200	212
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II 144A 6.000%, 6/15/17(3)	150	150
Cemex SAB de CV 144A 7.250%, 1/15/21(3)	200	216

	PAR VALUE	VALUE

Materials—continued
FMG Resources August 2006 Property Ltd. 144A 8.250%, 11/1/19(3)	$140	$ 146
Gerdau Trade, Inc. 144A 5.750%, 1/30/21(3)	150	160
Samarco Mineracao SA 144A 5.375%, 9/26/24(3)	200	200
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	200	209
Tronox Finance LLC 6.375%, 8/15/20	55	57
United States Steel Corp. 6.875%, 4/1/21	115	125
Vale Overseas Ltd. 4.375%, 1/11/22	140	142
Vedanta Resources PLC 144A 6.000%, 1/31/19(3)	200	205

		1,822

Telecommunication Services—3.1%
CenturyLink, Inc. 5.625%, 4/1/20	145	154
Level 3 Financing, Inc. 7.000%, 6/1/20	145	156
Sprint Communications, Inc. 6.000%, 11/15/22	175	175
T-Mobile USA, Inc. 6.125%, 1/15/22	120	125
Windstream Corp. 7.750%, 10/15/20	150	160

		770

Utilities—0.9%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.000%, 5/20/22	135	147
Dynegy Finance I, Inc. / Dynegy Finance II, Inc. 144A 7.375%, 11/1/22(3)	55	58
7.625%, 11/1/24(3)	30	32

		237

TOTAL CORPORATE BONDS (Identified Cost $11,864)		11,861

	PAR VALUE	VALUE

LOAN AGREEMENTS—14.0%

Consumer Discretionary—4.5%
Aristocrat Leisure Ltd. 4.750%, 10/20/21	$125	$ 124
BBB Industries US Holdings, Inc., First Lien 0.000%, 10/15/21(7)	42	41
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.), Term Loan B-7 9.750%, 1/28/18	160	148
Caesars Entertainment Resort Properties LLC, Term Loan B 7.000%, 10/11/20	65	62
CBAC Borrower LLC, Term Loan B 8.250%, 7/2/20	145	147
Clear Channel Communications, Inc. Tranche D, 6.904%, 1/30/19	155	147
Inventiv Health, Inc. (fka Ventive Health, Inc), Term Loan B-4 7.750%, 5/15/18	155	154
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	149	151
TWCC Holding Corp., Second Lien 7.000%, 6/26/20	150	147

		1,121

Consumer Staples—0.4%
Albertson’s LLC, Term Loan B-4-1 0.000%, 8/25/21(7)	101	101

Energy—1.7%
Fieldwood Energy LLC, Second Lien 8.375%, 9/30/20	145	140
Jonah Energy LLC, Second Lien 7.500%, 5/12/21	155	150
Templar Energy LLC, Second Lien 8.500%, 11/25/20	155	141

		431

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2014

($ are reported in thousands)

	PAR
	VALUE	VALUE

Financials—1.9%
Asurion LLC (fka Asurion Corp.) 0.000%, 3/3/21(7)	$150	$ 153
Capital Automotive LP, Second Lien 6.000%, 4/30/20	40	40
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 0.000%, 3/31/21(7)	125	120
Walter Investment Management Corp., Tranche B 4.750%, 12/18/20	160	151

		464

Industrials—1.4%
CHG Healthcare Services, Inc. (fka CHG Buyer Corp.), Second Lien 0.000%, 11/19/20(7)	141	143
DynCorp International, Inc. 0.000%, 7/7/16(7)	92	92
Sedgwick Claims Management Services, Inc. 0.000%, 2/28/22(7)	125	122

		357

Information Technology—3.0%
Applied Systems, Inc., Second Lien 0.000%, 1/24/22(7)	61	61
Blue Coat Systems, Inc., Second Lien 9.500%, 6/26/20	150	150
Evergreen Skills Lux S.À R.L., First Lien 5.750%, 4/28/21	66	65
Kronos, Inc., Second Lien 0.000%, 4/30/20(7)	150	154
Mitchell International, Inc., Second Lien 8.500%, 10/11/21	150	150
Wall Street Systems Delaware, Inc. 4.500%, 4/30/21	160	159

		739

	PAR
	VALUE		VALUE

Materials—0.5%
Noranda Aluminum Acquisition Corp., Term Loan B 5.750%, 2/28/19	$130		$ 127

Telecommunication Services—0.6%
Global Tel*Link Corp., Second Lien 0.000%, 11/23/20(7)	160		159

TOTAL LOAN AGREEMENTS (Identified Cost $3,556)			3,499

	SHARES

PREFERRED STOCK—1.0%

Financials—1.0%
Citigroup, Inc. 5.800%(4)	125	(8)	126
JPMorgan Chase & Co. 5.150%(4)	130	(8)	123

			249

TOTAL PREFERRED STOCK (Identified Cost $251)			249

	CONTRACTS

PURCHASED OPTIONS—0.1%

Call Options—0.0%
S&P 500 Index Expiring 11/07/14 Strike Price $2,110	82		3
S&P 500 Index Expiring 11/14/14 Strike Price $2,135	99		3

			6

Put Options—0.1%
S&P 500 Index Expiring 11/07/14 Strike Price $1,800	82		1
S&P 500 Index Expiring 11/14/14 Strike Price $1,885	99		14

			15

TOTAL PURCHASED OPTIONS (Identified Cost $32)			21

TOTAL LONG TERM INVESTMENTS — 100.3%
(Identified Cost $25,077)			25,012

SHARES		VALUE

SHORT-TERM INVESTMENTS—5.7%

Money Market Mutual Funds—5.7%
BlackRock Liquidity Funds TempFund Portfolio - Institutional Shares (Seven-day effective yield 0.030%)	1,433,321	$ 1,433

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,433)		1,433

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS — 106.0%
(Identified Cost $26,510)		26,445	(1)

CONTRACTS

WRITTEN OPTIONS—(0.2)%

Call Options—(0.1)%
S&P 500 Index Expiring 11/07/14 Strike Price $2,050	(82)	(19)
S&P 500 Index Expiring 11/14/14 Strike Price $2,085	(99)	(9)

		(28)

Put Options—(0.1)%
S&P 500 Index Expiring 11/07/14 Strike Price $1,860	(82)	(2)
S&P 500 Index Expiring 11/14/14 Strike Price $1,935	(99)	(32)

		(34)

TOTAL WRITTEN OPTIONS (Proceeds $78)		(62)	(1)

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS — 105.8%
(Identified Cost $26,432)		26,383
Other assets and liabilities, net — (5.8)%		(1,443)

NET ASSETS — 100.0%		$24,940

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at October 31, 2014, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

(2)	All or a portion segregated as collateral for written options and over-the-counter credit default swaps.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31,

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2014

($ are reported in thousands)

2014, these securities amounted to a value of $9,005 or 36.1% of net assets.

(4)     Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2014.

(5)      This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(6)      100% of the income received was in cash.

(7)      This loan will settle after October 31, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.

(8)      Amount shown is par value.

Abbreviations:
LLC LP PIK PLC S&P ICE	Limited Liability Company Limited Partnership Payment in Kind Public Limited Company Standard & Poor’s Intercontinental Exchange

Foreign Currencies:
USD	United States Dollar

Country Weightings (Unaudited)†
United States	79%
Brazil	3
Mexico	2
Canada	2
Sweden	2
Cayman Islands	1
Australia	1
Other	10
Total	100%
†% of total investments, net of securities sold short, as of October 31, 2014

Over-the-counter credit default swaps- sell protection(1) outstanding as of October 31, 2014 were as follows:

Reference Entity	Counterparty	Fixed Receive Rate	Expiration Date	Notional Amount(2)		Market Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
iHeartCommunications, Inc.	JPMorgan Chase Bank N.A.	5%	12/20/16	100	USD	$ (8)	$ (10)	$ 2
Total						$ (8)	$ (10)	$ 2
Centrally cleared credit default swaps- sell protection(1) outstanding as of October 31, 2014 were as follows:
Reference Entity	Clearinghouse	Fixed Receive Rate	Expiration Date	Notional Amount(2)		Market Value(3)	Premiums Paid	Unrealized Appreciation (Depreciation)
CDX North America
High-Yield Index	ICE	5%	12/20/19	1,500	USD	$114	$ 85	$ 29
Total						$114	$ 85	$ 29

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/ performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS  (Concluded)

OCTOBER 31, 2014

($ are reported in thousands)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset of which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Markit CDX North America High-Yield Index	$1,500	$ —	BB,B
iHeartCommunications, Inc. 2 Year CDS	100	—	CCC+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2014 (See Security Valuation Note 2B in the Notes to Financial Statements):

	Total Value at October 31, 2014	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
U.S. Government Securities	$ 4,700	$ —	$ 4,700	$ —
Foreign Government Securities	828	—	828	—
Mortgaged-Backed Securities	1,969	—	1,969
Asset-Backed Securities	1,885	—	1,885	—
Corporate Bonds	11,861	—	11,861	—
Loan Agreements	3,499	—	3,499	—
Equity Securities:
Preferred Stock	249	—	249	—
Purchased Options	21	21	—	—
Short-Term Investments	1,433	1,433	—	—
Credit Default Swaps	114	—	114	—

Total Assets	26,559	1,454	25,105	—

Liabilities:
Written Options	$ (62)	$ (62)	$ —	$ —
Credit Default Swaps	(8)	—	(8)	—

Total Liabilities	$ (70)	$ (62)	$ (8)	$ —

There are no level 3 (significant unobservable inputs) priced securities.

There were no transfers between levels for the period.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2014

(Reported in thousands except shares and per share amounts)

	Virtus Alternative Income Solution Fund		Virtus Alternative Inflation Solution Fund		Virtus Alternative Total Solution Fund(1)	Virtus Strategic Income
Assets
Investment in securities at value(2)	$42,659		$33,147		$73,110	$26,445
Foreign currency at value(3)	7		—	(a)	7	—
Cash	11		—		8	3
Cash pledged for futures contracts	64		269		665	—
Cash pledged as collateral for swaps	—		—		1,090	—
Cash pledged as collateral for securities sold short	9		10		37	—
Deposits with prime broker	1,951		2,055		5,746	20
Variation margin receivable on futures contracts	4		19		74	—
Swaps at value(7)	—		—		—	114
Unrealized appreciation on forward foreign currency exchange contracts	31		—	(a)	236	—
Receivables
Investment securities sold	284		92		1,454	123
Swaps premium receivable	—		—		—	10
Fund shares sold	10		10		184	—
Dividends and interest receivable	396		137		368	211
From adviser	—		—		—	44
Tax Reclaims	2		2		2	—
Prepaid expenses	12		6		13	3

Total assets	45,440		35,747		82,994	26,973

Liabilities
Cash overdraft	—		2		—	—
Options written at value(4)	—		—		1	62
Securities sold short at value(5)	2,090		2,204		8,331	—
Dividends payable for securities sold short	—		—		1	—
Variation margin payable	—		—		—	13
Variation margin payable on futures contracts	—		—		19	—
Swaps at value (6)	—		—		3	8
Unrealized depreciation on forward foreign currency exchange contracts	8		—		112	—
Payables
Fund shares repurchased	—		10		24	—
Investment securities purchased	567		412		1,720	1,905
Swap reset payable	—		—		133	—
Dividend expense	—		—		12	—
Investment advisory fee	69		59		95	—
Distribution and service fees	—	(a)	—	(a)	2	—	(a)
Administration fee	30		29		40	11
Transfer agent fees and expenses	1		1		2	1
Trustees’ fees and expenses	2		1		3	1
Professional fees	67		67		88	27
Other accrued expenses	26		17		47	5

Total liabilities	2,860		2,802		10,633	2,033

Net Assets	$42,580		$32,945		$72,361	$24,940

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$42,507		$32,554		$71,370	$25,072
Accumulated undistributed net investment income (loss)	(8)		50		159	27
Accumulated undistributed net realized gain (loss)	262		(173)		471	(141)
Net unrealized appreciation (depreciation) on investments	(181)		514		361	(18)

Net Assets	$42,580		$32,945		$72,361	$24,940

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES  (Continued)

October 31, 2014

(Reported in thousands except shares and per share amounts)

	Virtus Alternative Income Solution Fund	Virtus Alternative Inflation Solution Fund		Virtus Alternative Total Solution Fund(1)	Virtus Strategic Income
Class A
Net asset value (net assets/shares outstanding) per share*	$10.03	$10.11		$10.17	$9.95
Maximum offering price per share NAV/(1-5.75%) (NAV/(1-3.75%) for Strategic Income)	$10.64	$10.73		$10.64	$10.34
Shares of beneficial interest outstanding, no par value, unlimited authorization	74,470	49,430		701,878	11,970
Net Assets	$747	$500		$7,136	$119

Class C
Net asset value (net assets/shares outstanding) and offering price per share*	$10.01	$10.08		$10.13	$9.95
Shares of beneficial interest outstanding, no par value, unlimited authorization	38,679	15,060		130,800	10,007
Net Assets	$387	$152		$1,325	$100

Class I
Net asset value (net assets/shares outstanding), offering price and redemption per share	$10.03	$10.12		$10.18	$9.95
Shares of beneficial interest outstanding, no par value, unlimited authorization	4,131,678	3,189,699		6,277,352	2,485,233
Net Assets	$41,446	$32,293		$63,900	$24,721

(1) Consolidated Statement of Assets and Liabilities
(2) Investment in unaffiliated securities at cost	$42,755	$32,480		$72,651	$26,510
(3) Foreign currency at cost	7	—	(a)	7	—
(4) Proceeds from options written	—	—		(1)	78
(5) Proceeds from securities sold short	(2,003)	(2,111)		(8,063)	—
(6) Includes premiums received on over-the-counter swaps	—	—		—	(10)
(7) Includes premiums paid on centrally cleared swaps	—	—		—	85

* Redemption price per share is equal to the Net Asset Value per share, less any applicable contingent deferred sales charges.

Footnote Legend:

(a)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF OPERATIONS

For the Period Ended October 31, 2014

($ reported in thousands)

	Virtus Alternative Income Solution Fund(1)	Virtus Alternative Inflation Solution Fund(1)		Virtus Alternative Total Solution Fund(1)(2)		Virtus Strategic Income(3)
Investment Income
Dividends	$ 214	$ 169		$ 211		$ —	(4)
Interest	931	311		695		114
Foreign taxes withheld	(12)	(10)		(7)		—

Total investment income	1,133	470		899		114

Expenses
Investment advisory fees	391	299		652		28
Distribution and service fees, Class A	1	—	(4)	3		—	(4)
Distribution and service fees, Class C	1	1		2		—	(4)
Administration fees	22	17		33		4
Sub-administration Fees	126	126		165		21
Transfer agent fees and expenses	9	7		15		2
Registration fees	33	31		36		7
Printing fees and expenses	8	6		12		2
Custodian fees	9	5		16		—	(4)
Professional fees	84	81		109		41
Trustee’s fees and expenses	34	27		50		25
Offering expenses	5	5		5		—
Miscellaneous expenses	33	22		45		5

Total expenses	756	627		1,143		135

Dividend expense on securities sold short	49	52		130		—

Interest expense on securities sold short	—	—		4		—

Total expenses, including dividend and interest expense on short sales	805	679		1,277		135

Less expenses reimbursed and/or waived by investment adviser	(234)	(215)		(324)		(86)
Less expenses waived by sub-administrator	(42)	(44)		(37)		(9)

Net expenses	529	420		916		40

Net investment income (loss)	604	50		(17)		74

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	315	69		496		(167)
Net realized gain (loss) on foreign currency transactions	3	1		6		—
Net realized gain (loss) on futures	(2)	(242)		205		—
Net realized gain (loss) on options written	—	—		72		34
Net realized gain (loss) on swaps	—	—		(329)		(6)
Net change in unrealized appreciation (depreciation) on investments	(96)	667		459		(65)
Net change in unrealized appreciation (depreciation) on securities sold short	(87)	(93)		(268)		—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	28	5		126		—
Net change in unrealized appreciation (depreciation) on futures	(26)	(65)		245		—
Net change in unrealized appreciation (depreciation) on options written	—	—		—	(4)	16
Net change in unrealized appreciation (depreciation) on swaps	—	—		(3)		31

Net gain (loss) on investments	135	342		1,009		(157)

Net increase (decrease) in net assets resulting from operations	$ 739	$ 392		$ 992		$ (83)

Footnote Legend:

(1)	From inception date April 23, 2014.
(2)	Consolidated Statement of Operations.
(3)	From inception date September 8, 2014.
(4)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Virtus Alternative Income Solution Fund		Virtus Alternative Inflation Solution Fund	Virtus Alternative Total Solution Fund(1)	Virtus Stategic Income Fund
	From Inception April 23, 2014 to October 31, 2014		From Inception April 23, 2014 to October 31, 2014	From Inception April 23, 2014 to October 31, 2014	From Inception September 8, 2014 to October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$604		$50	$(17)	$74
Net realized gain (loss)	316		(172)	450	(139)
Net change in unrealized appreciation (depreciation)	(181)		514	559	(18)

Increase (decrease) in net assets resulting from operations	739		392	992	(83)

From Distributions to Shareholders
Net investment income, Class A	(7)		—	—	—	(2)
Net investment income, Class C	(3)		—	—	—	(2)
Net investment income, Class I	(592)		—	—	(49)
Net realized short-term gains, Class A	(1)		—	—	—
Net realized short-term gains, Class C	—	(2)	—	—	—
Net realized short-term gains, Class I	(62)		—	—	—

Decrease in net assets from distributions to shareholders	(665)		—	—	(49)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	759		503	7,142	120
Change in net assets from share transactions, Class C	392		151	1,328	100
Change in net assets from share transactions, Class I	41,355		31,899	62,899	24,852

Increase (decrease) in net assets from share transactions	42,506		32,553	71,369	25,072

Net increase (decrease) in net assets	42,580		32,945	72,361	24,940
Net Assets
Beginning of period	—		—	—	—

End of period	$42,580		$32,945	$72,361	$24,940

Accumulated undistributed net investment income (loss) at end of period	$(8)		$50	$159	$27

Footnote Legend:

(1)	Consolidated Statement of Changes in Net Assets.
(2)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Short-term Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Expenses (including dividends and interest on short sales after expense waivers and reimbursements) to Average Net Assets(3)(4)(5)		Ratio of Expenses (including dividends and interest on short sales before expense waivers and reimbursements) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Virtus Alternative Income Solution Fund
Class A
10/31/14(6)	$10.00	$ 0.14	$0.04	$0.18	$ (0.14)	$ (0.01)	$ (0.15)	$0.03	$10.03	1.82	%(7)	$747	2.65	%(8)	3.76	%(8)	2.56	%(8)	49	%(7)
Class C
10/31/14(6)	10.00	0.10	0.04	0.14	(0.12)	(0.01)	(0.13)	0.01	10.01	1.38	(7)	387	3.40	(8)	4.39	(8)	1.81	(8)	49	(7)
Class I
10/31/14(6)	10.00	0.15	0.04	0.19	(0.14)	(0.02)	(0.16)	0.03	10.03	1.90	(7)	41,446	2.43	(8)	3.70	(8)	2.79	(8)	49	(7)
Virtus Alternative Inflation Solution Fund
Class A
10/31/14(6)	$10.00	$ — (9)	$0.11	$0.11	$ —	$ —	$ —	$0.11	$10.11	1.10	%(7)	$500	2.69	%(8)	4.03	%(8)	0.04	%(8)	31	%(7)
Class C
10/31/14(6)	10.00	(0.04)	0.12	0.08	—	—	—	0.08	10.08	0.80	(7)	152	3.45	(8)	4.88	(8)	(0.71	)(8)	31	(7)
Class I
10/31/14(6)	10.00	0.02	0.10	0.12	—	—	—	0.12	10.12	1.20	(7)	32,293	2.46	(8)	3.97	(8)	0.29	(8)	31	(7)
Virtus Alternative Total Solution Fund(10)
Class A
10/31/14(6)	$10.00	$(0.02)	$0.19	$0.17	$ —	$ —	$ —	$0.17	$10.17	1.70	%(7)	$7,136	3.02	%(8)	3.93	%(8)	(0.30	)%(8)	195	%(7)
Class C
10/31/14(6)	10.00	(0.06)	0.19	0.13	—	—	—	0.13	10.13	1.30	(7)	1,325	3.76	(8)	4.66	(8)	(1.04	)(8)	195	(7)
Class I
10/31/14(6)	10.00	— (9)	0.18	0.18	—	—	—	0.18	10.18	1.80	(7)	63,900	2.75	(8)	3.85	(8)	(0.04	)(8)	195	(7)

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Short-term Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Expenses (after expense waivers and reimbursements) to Average Net Assets		Ratio of Expenses (before expense waivers and reimbursements) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Virtus Strategic Income Fund
Class A
10/31/14(11)	$10.00	$0.03	$(0.06)	$(0.03)	$(0.02)	$ —	$(0.02)	$(0.05)	$9.95	(0.33	)%(7)	$119	1.40	%(8)	3.71	%(8)	1.84	%(8)	83	%(7)
Class C
10/31/14(11)	10.00	0.02	(0.06)	(0.04)	(0.01)	—	(0.01)	(0.05)	9.95	(0.43	)(7)	100	2.15	(8)	4.85	(8)	1.09	(8)	83	(7)
Class I
10/31/14(11)	10.00	0.03	(0.06)	(0.03)	(0.02)	—	(0.02)	(0.05)	9.95	(0.29	)(7)	24,721	1.15	(8)	3.85	(8)	2.09	(8)	83	(7)

Footnote Legend

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the Alternative Income Solution Fund for Class A is 2.45%, for Class C is 3.20% and for Class I is 2.20% for the period ended October 31, 2014.
(4)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the Alternative Inflation Solution Fund for Class A is 2.40%, for Class C is 3.15% and for Class I is 2.15% for the period ended October 31, 2014.
(5)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the Alternative Total Solution Fund for Class A is 2.60%, for Class C is 3.35% and for Class I is 2.35% for the period ended October 31, 2014.
(6)	Inception date April 23, 2014.
(7)	Not annualized.
(8)	Annualized.
(9)	Amount is less than $0.005 or 0.005%.
(10)	Consolidated Financial Highlights.
(11)	Inception date September 8, 2014.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

Note 1.	Organization

Virtus Alternative Solutions Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report the Trust is comprised of three non-diversified funds (Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund) and one diversified fund (Strategic Income Fund) each having a distinct investment objective outlined in their respective Fund summary pages.

There is no guarantee that a Fund will achieve its objective(s).

All of the Funds offer Class A shares, Class C shares and Class I shares.

Class A shares are sold with a front-end sales charge of up to 5.75% (up to 3.75% for Strategic Income Fund) with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% (0.50% for Strategic Income Fund) contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived In certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) approved by the Trust’s Board of Trustees (the “Board”) and has exclusive voting rights with respect to such plan(s). Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note 2.	Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Basis of Consolidation

The accompanying consolidated financial statements of Alternative Total Solution Fund include the account of VATS Offshore Fund, Ltd (the “Subsidiary”), which is a wholly-owned subsidiary of Alternative Total Solution Fund and is organized as a company under the laws of the Cayman Islands and primarily invests in commodity-related instruments. The Subsidiary is not registered under the 1940 Act. The Subsidiary enables Alternative Total Solution Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Alternative Total Solution Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2014 were $7,240 and 10% of Alternative Total Solution Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Alternative Total Solution Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

B.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board, and convenes independently from portfolio management. All internally fair valued securities, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

—	Level 1 —	quoted prices in active markets for identical securities (security types generally include listed equities)
—	Level 2 —	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 —	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter (OTC) derivative contracts, which include forward currency contracts, swaps and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE, generally 4 p.m. Eastern time, each business day. Both are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

C.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities for the Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund are determined on the first-in, first-out basis. Realized gains and losses from sales of securities for the Strategic Income Fund are determined on the highest-in, first-out basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT and MLP investments is recorded using Management’s estimate of the percentage of income included in distributions received from such investments based on historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments (i.e. a return of capital) or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.

D.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made. The Subsidiary is classified as a controlled foreign corporation under Subchapter M of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

E.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date and distributed quarterly for the Alternative Income Solution Fund, semi-annually for the Alternative Inflation Solution Fund and Alternative Total Solution Fund and monthly for the Strategic Income Fund. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

F.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which a Fund invests.

G.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

H.	When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Transactions on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

I.	Short Sales

Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund may receive rebate income or be charged a fee on borrowed securities which is under Interest expense on short sales on the Statements of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

J.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade, and often involve borrowers that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

K.	Organizational and Offering Costs

Virtus Alternative Investment Advisers, Inc. (the “Adviser”) has agreed to pay all organizational costs associated with the establishment of the Funds. Offering costs will be paid by the Funds, and are amortized over a 12-month period beginning with the commencement of operations.

Note	3. Derivative Financial Instruments

A.	Futures Contracts

A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) on futures contracts.

Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund utilize futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks to each such Fund are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

B.	Forward Foreign Currency Exchange Contracts

Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

C.	Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund use options contracts to hedge against market and idiosyncratic risk. The Strategic Income Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Options written at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on options written” in the Statement of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

The Funds had transactions in options written during the period ended October 31, 2014 as follows:

	Alternative Total Solution Fund
	Numbers of Contracts	Premiums Received
Options outstanding at April 23, 2014	—	$ —
Options written	773	181
Options closed	(717)	(174)
Options expired	(40)	(6)
Options exercised	(3)	— (1)

Options outstanding at October 31, 2014	13	$ 1

Footnote Legend:

(1)	Amount is less than $500.

	Strategic Income Fund
	Numbers of Contracts	Premiums Received
Options outstanding at September 8, 2014	—	$ —
Options written	1,120	274
Options closed	(758)	(196)
Options expired	—	—
Options exercised	—	—

Options outstanding at October 31, 2014	362	$ 78

D.	Swaps

The Funds may enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.

Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments and Securities Sold Short.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

Securities deposited as margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for swaps”.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit default swaps – the Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The Strategic Income Fund may utilize both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.

Total return swaps – Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Certain Funds may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.

During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).

The Alternative Total Solution Fund may utilize total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. Swap Baskets are entered into to implement custom index exposure in one convenient trading instrument.

Interest rate swaps – Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The Funds did not enter into any interest rate swaps during the current reporting period.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

($ reported in thousands)

The following is a summary of derivative instruments categorized by primary risk exposure as of October 31, 2014:

	Fair Values of Derivative Financial Instruments as of October 31, 2014
		Derivative Assets
		Alternative Income Solution Fund	Alternative Inflation Solution Fund	Alternative Total Solution Fund	Strategic Income Fund
Primary Risk	Statements of Assets and Liabilities Location	Value	Value	Value	Value
Interest rate contracts	Net unrealized appreciation/depreciation on investments[1]; Investment in securities at value[2]	$ —	$ —	$ 75	$ —

Foreign Currency exchange contracts	Net unrealized appreciation/depreciation on investments[1]; Unrealized appreciation on forward foreign currency exchange contracts	31	10	236	—

Equity Contracts	Net unrealized appreciation/depreciation on investments[1]; Investment in securities at value[2]; Swaps at value	—	—	128	21

Commodity Contracts	Net unrealized appreciation/depreciation on investments[1]	—	—	117	—

Credit Contracts	Investment in Securities at value[2]; Swaps at value[3]	2	2	2	114

Total		$ 33	$ 12	$ 558	$ 135

	Fair Values of Derivative Financial Instruments as of October 31, 2014
		Derivative Liabilities
		Alternative Income Solution Fund	Alternative Inflation Solution Fund	Alternative Total Solution Fund	Strategic Income Fund
Primary Risk	Statements of Assets and Liabilities Location	Value	Value	Value	Value
Interest rate contracts	Net unrealized appreciation/depreciation on investments[1]	$ 26	$ 75	$ 9	$ —

Foreign currency exchange contracts	Net unrealized appreciation/depreciation on investments[1]; Unrealized depreciation on forward foreign currency exchange contracts	8	—	112	—

Equity Contracts	Net unrealized appreciation/depreciation on investments[1]; Investment in securities at value[2]; Written options at value; Swaps at value	—	—	12	62

Commodity	Net unrealized appreciation/depreciation on investments[1]	—	—	50	—

Credit Contracts	Swaps at value	—	—	—	8

Total		$ 34	$ 75	$ 183	$ 70

1Includes cumulative appreciation/depreciation on futures contracts and options purchased as reported in the Schedules of Investments. For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.

2Includes options purchased at value as reported in the Schedules of Investments.

3Includes cumulative appreciation/depreciation on centrally cleared swaps as reported in the Schedule of Investments.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

($ reported in thousands)

The Effect of Derivative Financial Instruments in the Statement of Operations Period Ended October 31, 2014
Net Realized Gain (Loss) From
	Alternative Income Solution Fund	Alternative Inflation Solution Fund	Alternative Total Solution Fund	Strategic Income Fund
Interest rate contracts:
Futures contracts[6]	$(2)	$(242)	$187	$—
Foreign Currency exchange contracts:
Forward foreign currency transactions[1]	9	2	22	—
Equity Contracts:
Futures contracts[6]	—	—	43	—
Options Purchased[2]	—	—	(88)	(77)
Options Written[4]	—	—	72	34
Swaps[5]	—	—	(329)	—
Commodity Contracts:
Futures contracts[6]	—	—	(25)	—
Credit Contracts:
Swaps[5]	—	—	—	(6)

Total	$7	$(240)	$(118)	$(49)

The Effect of Derivative Financial Instruments in the Statement of Operations Period Ended October 31, 2014
Net Change in Unrealized Appreciation/(Depreciation) on
	Alternative Income Solution Fund	Alternative Inflation Solution Fund	Alternative Total Solution Fund	Strategic Income Fund
Interest rate contracts:
Futures contracts[6]	$(26)	$(75)	$66	$—
Foreign currency exchange contracts:
Futures contracts[6]	—	10	—	—
Forward foreign currency transactions[1]	23	—	124	—
Equity contracts:
Futures contracts [6]	—	—	112	—
Options Purchased[2]	—	—	(1)	(11)
Options Written[4]	—	—	— [3]	16
Swaps[5]	—	—	(3)	—
Commodity contracts:
Futures contracts[6]	—	—	67	—
Credit Contracts:
Options Purchased[2]	(8)	(5)	(5)	—
Swaps[5]	—	—	—	31

Total	$(11)	$(70)	$360	$36

1Included in net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency transactions within the Statement of Operations.

2Included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

3Amount less than $500.

4Included in net realized gain (loss) on options written and net change in unrealized appreciation (depreciation) on options written within the Statement of Operations.

5Included in net realized gain (loss) on swaps and net change in unrealized appreciation (depreciation) on swaps within the Statement of Operations.

6Included in net realized gain (loss) on futures and net change in unrealized appreciation (depreciation) on futures within the Statement of Operations.

The derivative investments held as of October 31, 2014 as disclosed in the Schedule of Investments and Securities Sold Short, and the amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations, serve as indicators of the volume of derivative activity for each applicable Fund for the period ended October 31, 2014.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

($ reported in thousands)

E.	Derivative Risks

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

F.	Collateral Requirements and Master Netting Agreements (“MNA”)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

($ reported in thousands)

At October 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	Alternative Income Solution Fund		Alternative Inflation Solution Fund			Alternative Total Solution Fund		Strategic Income Fund
	Assets	Liabilities	Assets		Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$4	$—	$19		$—	$74	$19	$—	$—
Forward foreign currency exchange contracts	31	8	—	[1]	—	236	112	—	—
Swaps	—	—	—		—	—	3	114	8
Options Purchased[2]	2	—	2		—	10	—	21	—
Options Written	—	—	—		—	—	1	—	62

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$37	$8	$21		$—	$320	$135	$135	$70

Derivatives not subject to a MNA or similar agreement	(4)	—	(19)		—	(82)	(20)	(135)	(62)

Total assets and liabilities subject to a MNA	$33	$8	$2		$—	$238	$115	$—	$8

      1 Amount is less than $500.

      2Includes options purchased at value as reported in the Schedule of Investments

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of October 31, 2014:

Alternative Income Solution Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty		Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
BNY Mellon Capital Markets LLC	$—	(a)	$—	$—	$—	$—	(a)
JPMorgan Chase Bank N.A.	33		(8)	—	—	25

Total	$33		$(8)	$—	$—	$25

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty		Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
JPMorgan Chase Bank N.A.	$8		$(8)	$—	$—	$—

Total	$8		$(8)	$—	$—	$—

Footnote Legend:

(a)	Amount is less than $500.

Alternative Inflation Solution Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty		Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
BNY Mellon Capital Markets LLC	$—	(a)	$—	$—	$—	$—	(a)
JPMorgan Chase Bank N.A.	2		—	—	—	2

Total	$2		$—	$—	$—	$2

Footnote Legend:

(a)	Amount is less than $500.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

($ reported in thousands)

Alternative Total Solution Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$210	$(107)	$—	$—	$103
JPMorgan Chase Bank N.A.	28	(5)	—	—	23

Total	$238	$(112)	$—	$—	$126

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$107	$(107)	$—	$—	$—
JPMorgan Chase Bank N.A.	5	(5)	—	—	—
Morgan Stanley	3	—	—	(3)	—

Total	$115	$(112)	$—	$(3)	$—

Strategic Income Fund
Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
JPMorgan Chase Bank N.A.	$8	$—	$(8)	$—	$—

Total	$8	$—	$(8)	$—	$—

      1Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

      2Net amount represents the net amount receivable from the counterparty in the event of default.

      3Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

      4Net amount represents the net amount payable due to the counterparty in the event of default.

Note 4.	Investment Advisory Fee and Related Party Transactions

A.	Adviser

Virtus Alternative Investment Advisers, Inc. (“VAIA”) is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser manages the Funds’ investment program and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily managed assets of each Fund. “Managed assets” means the total assets of the Fund including any assets attributable to borrowings minus the Fund’s accrued liabilities other than such borrowings:

	1st $5 Billion	$5+ Billion
Alternative Income Solution Fund	1.80%	1.75%
Alternative Inflation Solution Fund	1.75	1.70
Alternative Total Solution Fund	1.95	1.90
Strategic Income Fund	0.80	0.75

For Alternative Total Solution Fund, the assets of the Subsidiary are excluded from the assets on which the above-described management fee is calculated. However, under the terms of a separate investment advisory agreement, the Subsidiary pays the Adviser an investment management fee calculated on the value of the Subsidiary’s average daily managed assets at the same annual rates.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

($ reported in thousands)

B.	Subadvisers

The Adviser has appointed and oversees the activities of each of the subadvisers for the Funds as listed below. For Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund, Cliffwater Investments LLC (“Cliffwater”), a joint venture of Cliffwater LLC and Virtus Partners, Inc., an affiliate of VAIA, makes recommendations to the Adviser with respect to hiring and terminating the Funds’ other subadvisers. Based on these recommendations, the Adviser makes decisions of the hiring and termination of subadvisers, and recommends such decisions to the Board. The subadvisers other than Cliffwater each manage a portion of the investments of each Fund, for which they are paid a fee by the Adviser. At October 31, 2014, Subadvisers with respect to the Funds they serve are as follows:

Subadviser
Fund	Cliffwater (1)	Armored Wolf (2)	Ascend (3)	Brigade (4)	Credit Suisse (5)	Graham (6)	Harvest (7)	ICE Canyon (8)	LaSalle (9)	Lazard (10)	MAST (11)	Newfleet (12)	Owl Creek (13)
Alternative Income Solution Fund	X			X			X	X	X	X	X
Alternative Inflation Solution Fund	X	X		X	X		X		X	X
Alternative Total Solution Fund	X	X	X	X		X	X	X	X	X	X		X
Strategic Income Fund												X

(1) Cliffwater Investments LLC (“Cliffwater”)

(2) Armored Wolf, LLC (“Armored Wolf”)

(3) Ascend Capital, LLC (“Ascend”)

(4) Brigade Capital Management, LLC (“Brigade”)

(5) Credit Suisse Asset Management, LLC (“Credit Suisse”)

(6) Graham Capital Management, L.P. (“Graham”)

(7) Harvest Fund Advisors LLC (“Harvest”)

(8) ICE Canyon LLC (“ICE Canyon”)

(9) LaSalle Investment Management Securities, LLC (“LaSalle”)

10) Lazard Asset Management LLC (“Lazard”)

(11) MAST Capital Management, LLC (“MAST”)

(12) Newfleet Asset Management, LLC (“Newfleet”) an indirect wholly-owned subsidiary of Virtus

(13) Owl Creek Asset Management, L.P. (“Owl Creek”)

Out of its investment management fee, the Adviser pays each subadviser a subadvisory fee. For its services to the Alternative Income Solution Fund, Alternative Inflation Solution Fund and Alternative Total Solution Fund, Cliffwater receives as its subadvisory fee 50% of the net investment management fee remaining after the Adviser pays the other subadvisers and waives and/or pays the Funds any amounts applicable under the fee waiver and expense reimbursement arrangements. For its services to the Strategic Income Fund, Newfleet receives as its Subadvisory fee 50% of the net investment management fee.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit each Fund’s operating expenses (excluding front-end or contingent deferred loads, dividend and interest expenses, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses and acquired fund fees and expenses, if any), so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily managed assets from inception through April 30, 2015 (through February 29, 2016 for Strategic Income Fund):

Following the contractual period, the Adviser may discontinue these expense caps and/or fee waivers at any time.

Fund	Class A	Class C	Class I
Alternative Income Solution Fund	2.45%	3.20%	2.20%
Alternative Inflation Solution Fund	2.40	3.15	2.15
Alternative Total Solution Fund	2.60	3.35	2.35
Strategic Income Fund	1.40	2.15	1.15

Under certain conditions, the Adviser may recapture operating expenses reimbursed within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations, or if none, the expense limitation in effect at the time of the waver or reimbursement. All or portion of the following Adviser-reimbursed expenses ($ reported in thousands) may be recaptured by the fiscal year ending:

Expiration Date
2017
Alternative Income Solution Fund	$234
Alternative Inflation Solution Fund	215
Alternative Total Solution Fund	324
Strategic Income Fund	86

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

($ reported in thousands)

D.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the period ended October 31, 2014, there were no commissions for Class A shares and no CDSC for Class A shares and Class C shares, respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: a service fee at a rate of 0.25% for Class A and Class C shares and a distribution fee of 0.75% for Class C shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the Administrator and Transfer Agent of the Trust. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) services as Sub-Administrative and Accounting Agent of the Trust.

For the period ended October 31, 2014, the Funds incurred administration fees totaling $76 which are included in the Statements of Operations.

For the period ended October 31, 2014, the Funds incurred sub-administration fees of $438 of which $132 was voluntarily waived by BNY Mellon.

For the period ended October 31, 2014, the Funds incurred transfer agent fees totaling $33 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Funds.

F.	Affiliated Shareholders

At October 31, 2014, Virtus and its affiliates held shares of the Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Alternative Income Solution Fund
Class A	10,151	$ 102
Class C	10,128	101
Class I	4,043,410	40,555
Alternative Inflation Solution Fund
Class A	10,000	101
Class C	10,000	101
Class I	3,180,000	32,182
Alternative Total Solution Fund
Class A	10,000	102
Class C	10,000	101
Class I	5,780,000	58,840
Strategic Income Fund
Class A	10,017	119
Class C	10,007	100
Class I	2,485,233	24,721

Note 5.	Purchase and Sales of Securities

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended October 31, 2014, were as follows:

	Purchases	Sales
Alternative Income Solution Fund	$ 55,486	$ 18,277
Alternative Inflation Solution Fund	29,875	8,608
Alternative Total Solution Fund	150,974	101,391
Strategic Income Fund	20,905	544

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

($ reported in thousands)

  Purchases and sales of long-term U.S. Government and agency securities for the Funds during the period ended October 31, 2014, were as follows:

	Purchases	Sales
Alternative Income Solution Fund	$ —	$ —
Alternative Inflation Solution Fund	7,046	601
Alternative Total Solution Fund	—	—
Strategic Income Fund	24,572	19,792

Note 6.	Capital Shares Transactions

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Alternative Income Solution Fund
	From Inception April 23, 2014 to October 31, 2014
	SHARES		AMOUNT
Class A
Sale of shares	74		$ 762
Reinvestment of distributions	1		8
Shares repurchased	(1)		(11)

Net Increase / (Decrease)	74		$ 759

Class C
Sale of shares	39		$ 389
Reinvestment of distributions	—	(a)	3
Shares repurchased	—	(a)	—	(a)

Net Increase / (Decrease)	39		$ 392

Class I
Sale of shares	4,075		$40,775
Reinvestment of distributions	64		654
Shares repurchased	(7)		(74)

Net Increase / (Decrease)	4,132		$41,355

	Alternative Inflation Solution Fund
	From Inception April 23, 2014 to October 31, 2014
	SHARES		AMOUNT
Class A
Sale of shares	57		$ 588
Reinvestment of distributions	—		—
Shares repurchased	(8)		(85)

Net Increase / (Decrease)	49		$ 503

Class C
Sale of shares	15		$ 151
Reinvestment of distributions	—		—
Shares repurchased	—		—

Net Increase / (Decrease)	15		$ 151

Class I
Sale of shares	3,190		$31,899
Reinvestment of distributions	—		—
Shares repurchased	—		—

Net Increase / (Decrease)	3,190		$31,899

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

($ reported in thousands)

	Alternative Total Solution Fund
	From Inception April 23, 2014 to October 31, 2014
	SHARES	AMOUNT
Class A
Sale of shares	779	$7,919
Reinvestment of distributions	—	—
Shares repurchased	(77)	(777)

Net Increase / (Decrease)	702	$7,142

Class C
Sale of shares	131	$1,328
Reinvestment of distributions	—	—
Shares repurchased	—	—

Net Increase / (Decrease)	131	$1,328

Class I
Sale of shares	6,395	$64,095
Reinvestment of distributions	—	—
Shares repurchased	(118)	(1,196)

Net Increase / (Decrease)	6,277	$62,899

	Strategic Income Fund
	From Inception September 8, 2014 to October 31, 2014
	SHARES	AMOUNT
Class A
Sale of shares	12	$ 120
Reinvestment of distributions	—	—
Shares repurchased	—	—

Net Increase / (Decrease)	12	$ 120

Class C
Sale of shares	10	$ 100
Reinvestment of distributions	—	—
Shares repurchased	—	—

Net Increase / (Decrease)	10	$ 100

Class I
Sale of shares	2,480	$24,800
Reinvestment of distributions	5	52
Shares repurchased	—	—

Net Increase / (Decrease)	2,485	$24,852

Footnote Legend:

(a)	Amount is less than $500.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

($ reported in thousands)

Note 7.	10% Shareholders

As of October 31, 2014, each Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Alternative Income Solution Fund	96%	1*
Alternative Inflation Solution Fund	98	1*
Alternative Total Solution Fund	81	1*
Strategic Income Fund	100	1*
* Shareholder account is affiliated.

Note 8.	Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors or countries of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 9.	Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where the subadviser determines that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At October 31, 2014, the Funds did not hold any securities that are both illiquid and restricted.

Note 10.	Federal Income Tax Information

At October 31, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost (Proceeds)	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Alternative Income Solution Fund - Investments	$42,784	$1,283	$(1,408)	$(125)
Alternative Income Solution Fund - Short Sales	(2,003)	—	(87)	(87)
Alternative Inflation Solution Fund - Investments	32,490	1,587	(930)	657
Alternative Inflation Solution Fund - Short Sales	(2,111)	—	(93)	(93)
Alternative Total Solution Fund - Investments	74,126	1,787	(1,675)	112
Alternative Total Solution Fund - Short Sales and Written Options	(8,047)	69	(354)	(285)
Strategic Income Fund - Investments	26,498	133	(186)	(53)
Strategic Income Fund - Written Options	(62)	—	—	—

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales, passive activity losses and the investment in the wholly-owned Subsidiary.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

($ reported in thousands)

Certain Funds have capital-loss carryforwards available to offset future realized capital gains.

	Short-Term	Long-Term
Alternative Inflation Solution Fund	62	165
Strategic Income Fund	106	23

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Alternative Income Solution Fund	$ 263	$ 17
Alternative Inflation Solution Fund	49	—
Alternative Total Solution Fund	1,138	29
Strategic Income Fund	49	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes, reversal of consolidation entries, disallowed expenses from short sales, swap income reclass and gain/loss reclass of forward contracts. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the period ended October 31, 2014 was as follows:

		Ordinary Income
Alternative Income Solution Fund	2014	$665
Strategic Income Fund	2014	49

Note	11. Reclassification of Capital Accounts

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of a Fund. As of October 31, 2014, each Fund recorded reclassifications to increase (decrease) the accounts as listed below:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Paid in Capital on shares of Beneficial Interest
Alternative Income Solution Fund	$ (10)	$ 9	$ —	$ 1
Alternative Inflation Solution Fund	— (a)	(1)	—	1
Alternative Total Solution Fund	176	21	(198)	1
Strategic Income Fund	2	(2)	—	—

Footnote Legend:

(a)	Amount is less than $500.

Note	12. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	13. Subsequent Event Evaluation

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

Effective November 19, 2014, the Alternative Total Solution Fund began offering Class R6 Shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Virtus Alternative Solutions Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short of Virtus Alternative Income Solution Fund and Virtus Alternative Inflation Solution Fund and the schedule of investments of Virtus Strategic Income Fund, and the related statements of operations and of changes in net assets and the financial highlights of Virtus Alternative Income Solution Fund, Virtus Alternative Inflation Solution Fund and Virtus Strategic Income Fund and the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments and securities sold short, and the related consolidated statements of operations and of changes in net assets and the financial highlights of Virtus Alternative Total Solution Fund and its subsidiary present fairly, in all material respects, the financial position of Virtus Alternative Income Solution Fund, Virtus Alternative Inflation Solution Fund, Virtus Alternative Total Solution Fund and Virtus Strategic Income Fund (constituting Virtus Alternative Solutions Trust, hereafter referred to as the “Funds”) at October 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period April 23, 2014 (commencement of operations) through October 31, 2014 for Virtus Alternative Income Solution Fund, Virtus Alternative Inflation Solution Fund and Virtus Alternative Total Solution Fund and for the period September 8, 2014 (commencement of operations) through October 31, 2014 for Virtus Strategic Income Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2014

VIRTUS ALTERNATIVE SOLUTIONS TRUST

TAX INFORMATION NOTICE

October 31, 2014

For the fiscal period ended October 31, 2014, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Alternative Income Solution Fund	14.90%	5.08%	$ 17
Alternative Inflation Solution Fund	100.00%	60.86%	—
Alternative Total Solution Fund	12.14%	7.77%	29

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR

STRATEGIC INCOME FUND (THE “FUND”) BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Alternative Solutions Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, VAIA and Newfleet Asset Management, LLC (“Newfleet” or the “Subadviser”). At an in-person meeting held July 17, 2014, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the establishment of the Agreements, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VAIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approval of each of the Agreements would be in the best interests of the Fund and its shareholders.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with its independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VAIA and the Subadviser; (2) applicable comparative model performance information; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s proposed advisory fee rates with those of a group of other funds with similar investment objectives; (4) the projected profitability of VAIA and its affiliates under the Advisory Agreement; (5) any “fall-out” benefits to VAIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VAIA, the Subadviser or their affiliates from VAIA’s or the Subadviser’s relationship with the Fund); (6) possible conflicts of interest; and (7) the terms of the Agreements.

Nature, Extent, and Quality of the Services

The Trustees received in advance of the meeting information provided by VAIA and the Subadviser, concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VAIA’s senior management personnel, during which among other items, VAIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund would be managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of the Fund’s portfolio. Under this structure, VAIA is responsible for oversight of the Fund’s investment programs and day-to-day operations and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VAIA, the Board considered VAIA’s process for supervising and managing the Fund’s subadviser, including (a) VAIA’s ability to select and monitor the subadviser; (b) VAIA’s ability to provide the services necessary to monitor the subadviser’s compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VAIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VAIA’s management and other personnel; (b) the financial condition of VAIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services expected to be provided by VAIA and its affiliates to the Fund; (e) VAIA’s expected supervision of the Fund’s other service providers; and (f) VAIA’s risk management processes. It was noted that Virtus Fund Services, LLC, an affiliate of VAIA, was expected to serve as administrator and transfer agent and that VP Distributors, LLC (“VP Distributors”), an affiliate of VAIA, was expected to serve as distributor to the Fund. The Board also took into account its knowledge of VAIA’s management and the quality of the performance of its duties with respect to other Virtus Funds through Board meetings, discussions and reports, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures proposed to be established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

With respect to the services to be provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as a presentation provided by portfolio management personnel of the Subadviser. With respect to the Subadvisory Agreement, the Board noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering approval of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services expected to be provided by VAIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR

STRATEGIC INCOME FUND (THE “FUND”) BY THE BOARD OF TRUSTEES

Investment Performance

Because the Fund had not commenced operations, the Board could not evaluate prior investment performance for the Fund. The Board reviewed and was satisfied with certain model performance information provided that was based upon the Fund’s proposed investment strategies.

Management Fees and Total Expenses

The Board considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense levels of the Fund. Among other data provided, the Board noted that the proposed management fee and total expenses for the Fund were within the range of other funds deemed to be comparable to the Fund by management. The Board noted that the Fund was expected to have an expense cap in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fee for the Fund would be paid by VAIA out of its advisory fee rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA after payment of the subadvisory fee. The Board also took into account the expected size of the Fund and the impact on expenses.

The Board concluded that the proposed advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Projected Profitability

The Board also considered certain information relating to projected profitability that had been provided by VAIA. In this regard, the Board considered information regarding the projected profitability of VAIA for its management of the Fund, as well as the projected profitability of its affiliates providing other services to the Fund, such as distribution and administrative services provided to the Fund by a VAIA affiliate. In addition to the fees paid to VAIA and its affiliates, the Board considered any other benefits derived by VAIA or its affiliates from their relationship with the Fund. The Board concluded that the projected profitability to VAIA and its affiliates from the Fund was reasonable in light of the quality of the services to be rendered to the Fund by VAIA and its affiliates.

In considering the projected profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement would be paid by VAIA out of the fees that VAIA received under the Advisory Agreement, so that Fund shareholders would not be directly impacted by those fees. In considering the reasonableness of the fees payable by VAIA to the affiliated Subadviser, the Board noted that, because the Subadviser is an affiliate of VAIA, such profitability might be directly or indirectly shared by VAIA. For each of the above reasons, the Board concluded that the projected profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VAIA should be expected to realize economies of scale as the Fund’s assets grow. The Board noted that expense caps were expected to be implemented for the Fund. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the expected size of the Fund. The Board noted that VAIA and the Fund may realize certain economies of scale if the assets of the Fund were to be materially higher than anticipated, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the expected size of the Fund to be managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Benefits

The Board considered other benefits that may be realized by VAIA and the Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VAIA, serves as the distributor for the Trust, and, as such, was expected to receive payments pursuant to Rule 12b-1 from the Fund to compensate it for providing shareholder services and selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that Virtus Fund Services, LLC also was expected to provide administrative and transfer agency services to the Fund. The Board noted management’s discussion of the fact that there were no other direct benefits to the Subadviser or VAIA in providing investment advisory services to the Fund, other than the fees to be earned under the Agreements, although there may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the trustees and officers of the Trust as of October 31, 2014, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas F. Mann Jr. YOB: 1950 Elected: 2013 7 Funds

Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products; Founder, MannMaxx Management (since 2010); Trustee (since 2002), The Hatteras Funds (20 portfolios); Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).

Philip R. McLoughlin Chairman YOB: 1946 Elected: 2013 66 Funds

Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).

William R. Moyer YOB: 1944 Elected: 2013 7 Funds

Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Partner (2008 to 2010), Seacap Partners, LLC (investment management); former Chief Financial Officer, Phoenix Investment Partners; Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).

James M. Oates YOB: 1946 Elected: 2013 53 Funds

Managing Director (since 1994), Wydown Group (consulting firm); Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (since 1999), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward YOB: 1964 Elected: 2013 64 Funds

Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); and Director (since 2013), Virtus Global Funds, PLC (2 portfolios).

FUND MANAGEMENT TABLES

(Unaudited)

 (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Principal Occupation(s) During Past 5 Years
Patrick W. Bradley YOB: 1972

Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC

Nancy J. Engberg YOB: 1956

Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds.

Jennifer Fromm YOB: 1973

Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust; Senior Counsel, Legal, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (since 2007); Assistant Secretary of various Virtus-affiliated open-end funds (since 2008); and Vice President, Chief Legal Officer, and Secretary of Virtus Variable Insurance Trust (since 2013).

Francis G. Waltman YOB: 1962

Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; and Director (since 2013), Virtus Global Funds PLC.

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Virtus Alternative Solutions Trust

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President,

  Chief Financial Officer and Treasurer

Jennifer Fromm, Vice President, Chief Legal

  Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and

  Chief Compliance Officer

Investment Adviser

Virtus Alternative Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

Bank of New York Mellon

One Wall Street

New York, NY 10286

How to Contact Us

Mutual Fund Services	1-800-243-1574

Adviser Consulting Group	1-800-243-4361

Telephone Orders	1-800-367-5877

Text Telephone	1-800-243-1926

Web site	http://Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8554	12-14

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that William Moyer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Mr. Moyer is an “independent” trustee as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,780 for 2014. The Registrant was not operational in 2013.

Audit-Related Fees

(b)

The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,075 for 2014. The Registrant was not operational in 2013. Such audit-related fees include cross fund fees.

Tax Fees

(c)

The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2014. The Registrant was not operational in 2013.

All Other Fees

(d)

The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014. The Registrant was not operational in 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Alternative Solutions Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last fiscal year of the registrant was $522,953 for 2014. The Registrant was not operational in 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Alternative Solutions Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	January 8, 2015

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)

Date	January 8, 2015

* Print the name and title of each signing officer under his or her signature.